[LOGO OF LINCOLN LIFE]


January 1997

Dear Multi Fund(R) contractowner:

This report covers the 12 months ended December 31, 1996 for the Multi Fund(R) Variable Annuity's 14 underlying variable investment options. We are pleased to report most of the options produced favorable returns again in 1996.

As they did one year ago, many investors are wondering if this level of performance will continue into the new year. We recommend that you focus on long-term investment strategy rather than worry about where the overall market will go next. Market volatility is a certainty. The important factor in making investment decisions is to be in the market over the long haul and maintain a diversified portfolio that continues to meet your risk tolerance and investment objectives.

The following table summarizes the performance results of the Multi Fund(R) Variable Annuity contract for 1996. The Delaware Group Series performance shown below is for the time period from inception, May 1, through December 31, 1996. All of these figures are slightly different from those appearing later in this report. The performance results shown below are net of all charges, while those shown later in the report are before deduction of the contractual fees.

----------------------------------   ------------------------------------   -----------------------------------
Equity                               Balanced                               Fixed Income
----------------------------------   ------------------------------------   -----------------------------------
Aggressive Growth Fund      15.79%   Global Asset Allocation Fund  14.37%   Bond Fund                     1.29%
Capital Appreciation Fund   17.47    Managed Fund                  11.32    Delaware Global Bond Series  11.06*
Delaware Emerging                                                           Money Market Fund             3.99
Growth Series               -0.87*
Delaware Equity/
Income Series               12.63*
Equity-Income Fund          19.57
Growth and Income Fund      18.46
International Fund           8.81
Social Awareness Fund       27.96
Special Opportunities Fund  15.79

On page two of this report, you will find an additional table that, in accordance with the Securities and Exchange Commission regulations, show results as of the most recent completed calendar quarter after the deduction of all charges. The charges include surrender charges that apply to certain withdrawals made prematurely from a contract. Most contractowners regard Multi Fund(R) as a long-term investment product, so they rarely contend with these surrender charges.

We remain optimistic about the long-term prospects in the various financial markets, but there are always uncertainties. We believe our portfolio managers' disciplined approach will continue to prevail for those of you willing to maintain a long-term investment strategy for your retirement or other future needs.

Beginning on page three, we have included commentary from each of the portfolio managers about the fund(s) they manage. These commentaries will provide some insight as to how the funds were managed during 1996 and how our portfolio managers will position the funds going forward in 1997.

In closing, we would like to thank each of you for choosing Lincoln Life as your annuity provider. We value the confidence you have placed in Lincoln Life, and we will work hard to earn your continued trust.

Sincerely,

/s/ Kelly D. Clevenger

Kelly D. Clevenger
Vice President


* Performance from May 1, 1996, since the Series was not available until then for Multi Fund(R) contractowners.

                       MULTI FUND(R) 1996 ANNUAL REPORT

                                     Index

LINCOLN NATIONAL FUND SERIES:

  STATEMENT OF NET ASSETS:

  Lincoln National Aggressive Growth Fund, Inc.                               11
  ------------------------------------------------------------------------------
  Lincoln National Bond Fund, Inc.                                            12
  ------------------------------------------------------------------------------
  Lincoln National Capital Appreciation Fund, Inc.                            14
  ------------------------------------------------------------------------------
  Lincoln National Equity-Income Fund, Inc.                                   16
  ------------------------------------------------------------------------------
  Lincoln National Global Asset Allocation Fund, Inc.                         20
  ------------------------------------------------------------------------------
  Lincoln National Growth and Income Fund, Inc.                               30
  ------------------------------------------------------------------------------
  Lincoln National International Fund, Inc.                                   31
  ------------------------------------------------------------------------------
  Lincoln National Managed Fund, Inc.                                         33
  ------------------------------------------------------------------------------
  Lincoln National Money Market Fund, Inc.                                    38
  ------------------------------------------------------------------------------
  Lincoln National Social Awareness Fund, Inc.                                38
  ------------------------------------------------------------------------------
  Lincoln National Special Opportunities Fund, Inc.                           40
  ------------------------------------------------------------------------------

  STATEMENT OF OPERATIONS:                                                    42
  ------------------------------------------------------------------------------

  STATEMENT OF CHANGES IN NET ASSETS:                                         44
  ------------------------------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS:                                              46
  ------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS:                                                       53
  ------------------------------------------------------------------------------

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS:                          55
  ------------------------------------------------------------------------------

DELAWARE GROUP PREMIUM FUND SERIES:

  STATEMENT OF NET ASSETS:

  Delaware Group Premium Fund Inc., Equity/Income Series                      56
  ------------------------------------------------------------------------------
  Delaware Group Premium Fund Inc., Emerging Growth Series                    57
  ------------------------------------------------------------------------------
  Delaware Group Premium Fund Inc., Global Bond Series                        59
  ------------------------------------------------------------------------------

  STATEMENT OF ASSETS AND LIABILITIES:                                        60
  ------------------------------------------------------------------------------

  STATEMENT OF OPERATIONS:                                                    61
  ------------------------------------------------------------------------------

  STATEMENT OF CHANGES IN NET ASSETS:                                         62
  ------------------------------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS:                                              63
  ------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS:                                                       68
  ------------------------------------------------------------------------------

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS:                          69
  ------------------------------------------------------------------------------

Multi Fund(R)

SEC-required quarterly performance/1/

December 31, 1996
--------------------------------------------------------------------------------
                                                                   Ten years
                                       One year      Five years    or inception
                                       12/31/95 to   12/31/91 to   12/31/86 to
Multi Fund(R)                          12/31/96      12/31/96      12/31/96
--------------------------------------------------------------------------------

Aggressive Growth Fund                  6.46%        N/A            8.34/2/%
Bond Fund                              -6.87          5.20%         7.01
Capital Appreciation Fund               8.01         N/A           11.76/2/
Delaware Emerging Growth Fund          N/A           N/A            8.86/2/
Delaware Equity-Income Fund            N/A           N/A            3.56/2/
Delaware Global Bond Fund              N/A           N/A            2.11/2/
Equity-Income Fund                      9.95         N/A           15.16/2/
Global Asset Allocation Fund            5.16          9.83          8.68/2/
Growth and Income Fund                  8.92         11.98         13.24/
International Fund                      0.05          7.55          6.41/2/
Managed Fund                            2.36          8.48         10.00
Money Market Fund                      -4.39          2.18          4.57
Social Awareness Fund                  17.66         14.74         15.42/2/
Special Opportunities Fund              6.47         12.08         13.19
















1 In compliance with SEC guidelines, these results show the percent change for periodic contracts (on an annualized basis) for each of the required periods with dividends reinvested and include reduction of all recurring expenses (e.g., administrative fees) and non-recurring expenses (e.g., surrender charges - periodic/years 1-5 = 8%, 6-10 = 4% and 11+years 0%. Flexible premium/7-6-5-4-3-2-1% declining 1% annually.)

2 Indicates performance since inception.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by U.S. Government and there is no assurance that the subaccount will maintain a stable $1.00 share price.

The risks associated with investing on a worldwide basis include differences in regulation of financial data and reporting, currency exchange differences, as well as economic and political systems which may be different from those in the United States.

The performance data quoted represents past performance. Past performance is not indicative of future results.

This contract has limitations, expenses and surrender charges. For costs and complete details of the coverage, call or write your agent or Lincoln Life.

This material must be preceded or accompanied by a prospectus for the Lincoln National Life Variable Annuity Account C. Read the prospectus carefully before you invest or send money.

                                                                   SMR97-0364ALL
                                                                          Jan 97

Aggressive Growth Fund

Managed by:  [LOGO OF LYNCH & MAYER]

Growth of $10,000 invested 1/3/94 through 12/31/96





          Aggressive Growth Fund
                 Ending
                 Account
Date              Value            Russell 2000
  1994            $9,048                $9,817
  1995           $12,194               $12,610
  1996           $14,263               $14,697

The Aggressive Growth Fund produced exciting returns again in 1996, as did almost all financial assets. This fund's return for the year was 17.0%, bringing the total return for the past two years to almost 60%. These exceptional returns are partially due to an ideal environment for financial assets. Benign inflation and interest rates, coupled with stable monetary policy and economic growth, have created one of the strongest periods in stock market history.

The most compelling returns in the market came in the slower-growing larger companies that dominate the Standard & Poor's 500 Index. The S&P 500 was up nearly 23% in 1996, while the typical mid-cap growth stock was up only 17.5%. This is the third consecutive year during which larger cap stocks tended to do notably better than the smaller, more aggressive stocks typically held in the Aggressive Growth Fund. As a result of this three-year period, aggressive growth stocks are typically more attractively priced relative to the overall market than they have been in many years.

Companies that service and support oil exploration efforts did notably well, including Ensco, Reading and Bates, and BJ Service. They benefited from major changes in the technology and in the structure of their industry. Over time, this philosophical focus on positive change has produced outstanding returns.

In 1997, the Aggressive Growth Fund will continue to focus on identifying companies with positive fundamental changes that are likely to trigger earnings above consensus expectations.

Ed Petner

Bond Fund

Managed by: [LOGO OF LINCOLN INVESTMENT MANAGEMENT]

Growth of $10,000 invested 1/1/87 through 12/31/96






             BOND FUND
              Ending
              Account                 Lehman Brothers
Date           Value           Government/Corporate Bond Index

  1987       $9,953                      $10,229
  1988      $10,872                      $11,005
  1989      $12,310                      $12,572
  1990      $12,981                      $13,612
  1991      $15,312                      $15,804
  1992      $16,489                      $17,001
  1993      $18,697                      $18,881
  1994      $17,761                      $18,220
  1995      $21,240                      $21,726
  1996      $21,647                      $22,357


1996 was a volatile year for interest rates. The initial outlook of slow growth and the expectation for the Federal Reserve to lower rates quickly changed as the market perceived signs of increasing economic growth and the potential for increased inflationary pressures. This perception caused interest rates to rise more than 1%. The outlook and direction of interest rates changed in the last quarter as employment, growth and inflation indicators showed signs of a slowing economy and moderate inflation.

The significant rise in interest rates was the dominant factor in the less than stellar performance of the bond market. The Bond Fund (up 1.9% in 1996) slightly trailed the Lehman Brothers Government/Corporate Bond Index (up 2.9% in 1996). The average duration of the bonds held in the fund was slightly longer than the index which caused the slight underperformance when interest rates rose. The positive area of performance was corporate bonds, which had positive results due to continued strong corporate profits and moderate economic growth.

The Bond Fund's strategy continues to be an overweighting of investment grade corporate bonds relative to the index, with modest duration adjustments reflecting our interest rate outlook.

The outlook for 1997 is for continued steady growth with moderate inflation. This is a favorable market for corporate bonds. The Bond Fund is positioned to take advantage of this environment.

Tim Policinski

Capital Appreciation Fund

Managed by:  [LOGO OF JANUS]

Growth of $10,000 invested 1/3/94 through 12/31/96

          Capital Appreciation Fund
                   Ending
                  Account
Date               Value                 S & P Index
1994              $10,152                  $10,131
1995              $12,989                  $13,932
1996              $15,378                  $17,125


The markets closed out another impressive year during 1996. Investors' search for highly liquid stocks bolstered the larger capitalization indices in the fourth quarter. The S&P 500 Index gained an impressive 8.34% for the quarter, and concluded the year with a gain of 22.96%. The Capital Appreciation Fund gained 2.36% for the quarter, and 18.4% for the year.

Our substantial cash position and minimal exposure to two hot sectors, technology and energy, caused this fund to lag the Index during the fourth quarter. Additionally, EDS (Electronic Data Systems) missed an earnings estimate, which proved to be a major disappointment. The company's earnings shortfall, which was compounded by an uncertain outlook, took everyone by surprise. Therefore, the position was liquidated.

Positions in a number of banking stocks, including Citicorp and Wells Fargo, performed well this year. In addition, our insurance holdings had good gains. A special standout was UICI, which was up more than 28% during the fourth quarter. Allstate and longtime holding UNUM contributed to returns as well.

When stocks reach their recent valuations, we are content to hold cash and focus even more on companies with solid earnings prospects. As we enter 1997, we will be looking carefully for quality growth companies with predictable, long-term earnings streams. We will also be watching for meaningful price breaks that present opportunities to buy good companies at cheaper levels.

James P. Craig

Delaware Emerging Growth Series

Managed by: [LOGO OF DELAWARE GROUP]

Growth of $10,000 invested 1/1/94 through 12/31/96

Delaware Emerging Growth Series
invested 1/1/94 through 12/31/96

                                                        Fund
                                                       Ending
                        NASDAQ Industrial Index     Account Value
                        ------------------------    -------------
Jan 1, 94                      $10,000                 $10,000
Dec 94                         $ 9,356                 $ 9,961
Dec 95                         $11,974                 $13,866
Dec 96                         $13,773                 $15,392

Fiscal 1996 was a mixed year for small-cap stocks and the Delaware Emerging Growth Series. This series kept pace with the unmanaged NASDAQ Industrial Index during the first half of the year, but the second half was disappointing. The index returned 15.4% for the year. Generally, small-cap stocks did not fully participate in the fall rally enjoyed by stocks of large companies. For the 12 months ended Dec. 31, 1996, the series provided a total return of 11.0%.

In the first half of 1996, the performance of the Delaware Emerging Growth Series' small-cap stock selections was led by companies in the gaming, solid waste and health care industries. Generally, these companies have reported strong increases in earnings relative to both competitors and large corporations.

During the second half, particularly the final three months of the year, this series did not fare as well as earlier in the year relative to the NASDAQ benchmark and the overall stock market. This short-term underperformance reflected the fact that the Delaware Emerging Growth Series' management "stuck to its guns" and selected emerging growth securities based on fundamental measures of growth, such as corporate earnings potential, rather than short-term stock price momentum.

In the year ahead, this series' management anticipates that more investors may be attracted to stocks of smaller companies that appeared poised to benefit from long-term economic and demographic change. In some industries, management believes small-cap market securities may offer superior capital appreciation potential relative to stocks of "big name" corporations.

Edward N. Antoian

Gerald S. Frey

Delaware Equity/Income Series

Managed by:  [LOGO OF DELAWARE GROUP]

Growth of $10,000 invested 7/28/88 through 12/31/96


Delaware Equity/Income                       Fund
invested 7/28/88 through 12/31/96           Ending
            S&P 500 Index                Account Value
            -------------                -------------
July 28, 88      $10,000                       $10,000
       1988      $10,365                       $10,160
       1989      $13,639                       $11,484
       1990      $13,212                       $ 9,955
       1991      $17,231                       $12,178
       1992      $18,540                       $13,252
       1993      $20,406                       $15,299
       1994      $20,663                       $15,269
       1995      $28,402                       $20,784
       1996      $34,890                       $25,090

This time a year ago, it seemed unlikely that 1996 could even come close to the U.S. stock market gains of 1995. But despite a minor setback in July, stocks again provided robust double digit returns. The Delaware Equity/Income Series, which focuses on stocks that pay above-average dividends and offer capital appreciation potential, provided a 20.7% total return for the 12 months ended
Dec. 31, 1996. Comparatively, the unmanaged S&P 500 Index provided a total return for the year of almost 23%.

The series benefited from strong performance of financial, drug, chemical, capital goods and railroad stocks. A positive economic environment helped, too.
Inflation was subdued thanks to the Federal Reserve Board's effective monetary policy. Consumer spending grew at a moderate, sustainable pace. For some companies, federal regulatory concerns dissipated.

Since the fall of 1994, stock prices -- as measured by the S&P 500 Index -- have advanced at a pace that substantially exceeds the market's average annual historical returns, with remarkably lower-than-average short-term price declines.

Any prudent, long-term investment strategy is mindful of the historical fact that stock markets move in cycles. Periods of expansion and prosperity can be followed by uncertain times when an effective stock selection strategy is especially valuable.

As 1997 unfolds, slower economic growth could translate into slower corporate earnings growth and consequently less price appreciation. In such an environment, dividends take on a much greater role in the total return of stock investments. In our opinion, the Delaware Equity/Income Series' strict adherence to a time-tested strategy that emphasizes the compounding power of dividends should serve policyholders well.

John B. Fields

Delaware Global Bond Series

Managed by:  [Logo of Delaware Group]

Growth of $10,000 invested 5/1/96 through 12/31/96

                                           Delaware Global
                                             Bond Series
                                                 Fund
Salomon Bros World                              Ending
Gov't Bond Index                            Account Value
------------------------------------ ----------------------------
May 1, 96        $10,000                       $10,000
December 96      $10,601                       $11,271

Since the Delaware Global Bond Series was offered on May 1, 1996, it provided a total return of 11.0% compared to the unmanaged Salomon Brothers World Government Bond Index's return of 4.2%. Performance for this short time, however, should not be viewed as indicative of future results. For the seven months ended Dec. 31, 1996, the potential returns available from selected overseas government bond markets have been more attractive than returns from the U.S. government bond markets. While income was the dominant component of total return from domestic bonds, selected European government bonds offered substantial capital appreciation potential as Continental interest rates declined.

During the year, the U.S. dollar rose in value against many currencies, notably the Japanese yen. This had a negative effect on investment opportunities in some countries. The Delaware Global Bond Series' performance benefited from not having any Japanese bonds during the year, and management expects to again avoid this market in 1997. In recent months, this series has put more emphasis on bonds denominated in non-U.S. dollar currencies -- that is, countries such as Canada and New Zealand, whose basic unit of exchange is a "dollar."

Investing in international bonds involves special risks. Currency exchange rates fluctuate, affecting the value of bond income and principal. Governments in some parts of the world are less stable, which has the potential to affect the payment of interest and return of principal. Generally, these risks can be quantified and managed, but they cannot be eliminated.

In 1997, we believe better bond values will generally be found abroad even after factoring in overseas currency fluctuations. More specifically, we expect to remain overweighted in selected European bonds.

Ian Sims

Equity-Income Fund

Managed by: [Logo of Fidelity Investments]

Growth of $10,000 invested 1/3/94 through 12/31/96




                Equity Income Fund
                      Ending
                     Account
Date                  Value                 S&P 500
----            ------------------          -------
1994                $10,335.00              $10,131
1995                $13,728.80              $13,932
1996                $16,502.07              $17,125


In 1996, the portfolio's performance of 20.2% was slightly less than the S&P 500's surprisingly strong total return of almost 23%, and sur-passed the Lipper Equity-Income Index's total return of 17.9%.

Given a backdrop of slowing overall corporate earnings gains, investors shifted toward large cap stocks with expected steady earnings. Although this generally favored growth-oriented styles of management, the value-oriented portfolio benefited from the positive impact of its strong-performing positions, including financial, energy, diversified industrial and certain consumer nondurable stocks. Its out-of-favor economically sensitive and utility positions, however, lagged the market.

Currently, my 1997 investment outlook is much the same as last year. Given recent tremendous performance as well as concern about corporate earnings, it is difficult to expect continued strong gains for the stock market. The potential for lower interest rates, economic expansion and subdued inflation, however, are positives in the outlook. While recent portfolio turnover has been relatively low and we have continued to focus on many of the same positions, we seek to capitalize on any changes within the market constructing the portfolio from the bottom up based on the valuations and improvement potential of individual securities.

Stephen R. Petersen

Global Asset Allocation Fund

Managed by: [Logo of Putnam Investments]

Growth of $10,000 invested 9/1/87 through 12/31/96

           Global Asset
         Allocation Fund
              Ending
             Account      Lehman Brothers Government/
Date          Value          Corporate Bond Index      S&P 500 Index    EAFE
1987         $ 9,027                $10,356               $ 7,582      $ 8,802
1988         $ 9,709                $11,141               $ 8,841      $11,293
1989         $11,334                $12,728               $11,642      $12,482
1990         $11,321                $13,780               $11,279      $ 9,562
1991         $13,604                $15,999               $14,717      $10,720
1992         $14,474                $17,211               $15,839      $ 9,415
1993         $17,063                $19,115               $17,434      $12,482
1994         $16,648                $18,446               $17,662      $13,451
1995         $20,574                $21,994               $24,289      $14,960
1996         $23,858                $22,634               $29,856      $15,865

The Global Asset Allocation Fund provided a total return of 16.0% for 1996. The U.S. stock market in 1996, fueled by robust corporate earnings and benign inflation, continued the torrid pace begun in 1995. Over the two years ending Dec. 31, 1996, the S&P 500 has returned approximately 60%, among the best two-year performance records in history. Also performing well during 1996 were European stock markets, which were supported by accelerating economic growth and stimulative monetary policies. The Japanese stock market, however, after testing five-year highs early in the year, finished down for the year.

The U.S. bond market suffered through a turbulent year as rates rose dramatically through the first six months of the year on surprisingly strong economic reports. It then recovered somewhat in the latter six months in a strong autumn rally. Overseas bond markets came uncoupled from U.S. interest rate movements and performed well as continental European governments and Japanese policymakers sought to spur economic growth with accommodative monetary policies. For U.S. investors, gains in overseas stock and bond markets were moderated by the strength of the dollar vs. the yen and most European currencies.

We took advantage of the global capital market environment of 1996 by biasing the portfolio in favor of global stock markets, primarily in the United States and Europe, throughout the year while underweighting U.S. bonds in the first half of the year, then a combination of U.S. and foreign bonds in the latter half of the year. These shifts boosted portfolio performance as U.S. and European stocks outperformed bonds throughout the year.

Going into 1997, we believe European stock markets offer a combination of attractive relative value with supportive economic fundamentals, while the U.S. stock market, after two very strong years, is fairly valued. U.S. bonds, after the rise in rates seen in 1996, are now fairly valued as well, while overseas bond markets are in a position to experience the same kind of rate increases seen in the U.S. bond market in 1996. In this environment, we continue to overweight foreign stocks, primarily European, with modest underweights in the U.S. stock and bond markets and a more substantial bias away from foreign bonds. We will continue to closely monitor economic and market developments, both at home and abroad, and manage your portfolio in a prudent and broadly diversified fashion.

William Landes, Ph.D

Growth and Income Fund

Managed by:  [LOGO OF VANTAGE GLOBAL ADVISORS]

Growth of $10,000 invested 1/1/87 through 12/31/96
invested 1/1/87 through 12/31/96

                  Growth & Income Fund               S&P 500 Index
    1987                $11,475                         $10,532
    1988                $12,400                         $12,281
    1989                $14,862                         $16,172
    1990                $15,112                         $15,668
    1991                $19,771                         $20,444
    1992                $20,015                         $22,002
    1993                $22,680                         $24,218
    1994                $22,892                         $24,534
    1995                $31,834                         $33,740
    1996                $13,169                         $41,474



The stock market continued its remarkable bull run in 1996 with the S&P 500 Index returning almost 23% for the year. Smaller stocks as represented by the Russell 2000 Index lagged the S&P 500, returning 16.5% for the year.

The Growth and Income Fund participated in the market's significant rise, ending 1996 up 19.9%, but it trailed the S&P 500 for the year. The S&P 500's return was driven by the largest 15 stocks. For the year, those stocks returned 35.8%, while the rest of the S&P 500 provided only an 18.3% return. While this fund has exposure to some of the top 15 stocks, the portfolio is diversified and invests in many other stocks to control risk. The Growth and Income Fund produced returns consistent with the objective and provided risk-controlled exposure to a rising equity market for policyholders.

The current environment of slow, steady growth and low inflation provides support for a continued bull market in 1997. While it is unrealistic to expect the returns of 1995 and 1996, 1997 has the makings of another positive year.

T. Scott Wittman

International Fund

Managed by: [LOGO OF CLAY FINLAY INC.]

Growth of $10,000 invested 5/1/91 through 12/31/96

                  INTERNATIONAL FUND
                      Ending
                      Account
      Date             Value               EAFE
      ----          ----------             ----
      1991            $ 9,958            $10,334
      1992            $ 9,120            $ 9,076
      1993            $12,719            $12,032
      1994            $13,111            $12,967
      1995            $14,205            $14,421
      1996            $15,621            $15,294


1996 proved to be a relatively good year for the International Fund, with the vast majority of international markets posting positive returns. This fund returned 10.0% relative to the MSCI EAFE Index's return of 7.2%.

Investments in quality growth companies selling at attractive prices in Europe and the Pacific Basin accounted for much of this fund's outperformance. European luxury goods and securities benefiting from corporate restructuring proved to be exceptionally strong during the year. The impact from securities selected in Malaysia is also particularly noteworthy. The much-anticipated recovery in Japan has not been sustainable. The International Fund's underweight coupled with positive stock selection helped to cushion the impact of Japan's continued disappointing performance.

In 1997 we expect to actively watch developments in Japan, looking for signs of a sustained economic recovery. We are optimistic that our investments in Europe will continue to perform well and expect to maintain a modest overweight to the Pacific Basin region.

Francis Finlay

Managed Fund

Managed by: [LOGO OF LINCOLN INVESTMENT MANAGEMENT]

Growth of $10,000 invested 1/1/87 through 12/31/96


           Managed              Lehman
            Fund               Brothers
           Ending             Government/
           Account          Corporate Bond             S&P 500
Date        Value               Index                   Index
  1987    $10,735              $10,229                 $10,532
  1988    $11,612              $11,005                 $12,281
  1989    $13,470              $12,572                 $16,172
  1990    $13,930              $13,612                 $15,668
  1991    $17,077              $15,804                 $20,444
  1992    $17,707              $17,001                 $22,002
  1993    $19,816              $18,881                 $24,218
  1994    $19,336              $18,220                 $24,534
  1995    $25,158              $21,726                 $33,740
  1996    $28,345              $22,357                 $41,474

It was another double-digit year for returns in the Managed Fund (up 12.7% in 1996). As we had anticipated, equities once again showed better performance than bonds and cash. Equities were almost 52% of fund assets at the start of the year and finished the year at 57%. Relative to our peer group of balanced fund managers, the downside to performance was our somewhat higher fixed-income allocation. Although inflation remained within the parameters that we had forecast, market concerns of continued bond pricing pressure from stronger employment reports resulted in subpar bond returns.

A number of factors make it highly unlikely that 1997 equity returns will be anywhere near those of the past two years. Three strong years in a row are the exception, not the rule. Historically, the Dow Jones Industrial Average has had mediocre performance in the year following a presidential election. Despite these technical factors, fundamentals do suggest that equity returns closer to the long-term trend of 10% are still possible. The low inflation moderate growth scenario should remain in place and should be positive for both equity and bond performance.

Jay Yentis

Social Awareness Fund

Managed by: [LOGO OF VANTAGE GLOBAL ADVISORS]

Growth of $10,000 invested 5/3/88 through 12/31/96

           Social Awareness Fund


           Ending
           Account      S&P 500
Date        Value        Index

  1988    $10,454       $10,911
  1989    $13,434       $14,369
  1990    $12,690       $13,921
  1991    $17,383       $18,164
  1992    $17,882       $19,549
  1993    $20,345       $21,517
  1994    $20,265       $21,799
  1995    $29,081       $29,978
  1996    $37,669       $36,849

The Social Awareness Fund had an exceptional 1996, returning 29.5% for the year. It outperformed the S&P 500 Index (which was up almost 23% for the year) by approximately 7% for the year. There are two main reasons that the Fund provided such impressive returns:

 . Strong stock selection: The stocks identified as attractive appreciated more than the market.

 . Favorable industry positions: Some of those industries eliminated from the portfolio for social reasons underperformed, and some industries with a resulting increased weighting outperformed.

For example, utility stocks which are reduced in the portfolio due to nuclear power production, underperformed in 1996. Conversely, bank and financial stocks, which are overweighted, had a particularly strong year. Such "industry effects" will have varying influence on the fund over time.

Over the short term, social and nonsocial portfolio returns will differ but, in the long run, there should be no financial cost to social investing.

Although it is unrealistic to expect to match the returns of the last two years, there is reason to expect that 1997 may be another positive year. The ride may be bumpy as day-to-day market volatility has increased in recent years. However, the economic environment is ripe for continued equity market success.

T. Scott Wittman

Special Opportunities Fund

Managed by: [LOGO OF VANTAGE GLOBAL ADVISORS]

Growth of $10,000 invested 1/1/87 through 12/31/96

              [GRAPH APPEARS HERE]

Special Opportunities Fund

                     Ending
                    Account
                     Value        S&P Mid-Cap Index
                   ----------     -----------------
12/31/1987          $10,877            $ 9,801
12/31/1988          $11,282            $11,845
12/31/1989          $14,883            $16,054
12/31/1990          $13,800            $15,225
12/31/1991          $19,754            $22,849
12/31/1992          $20,986            $25,569
12/31/1993          $24,829            $29,133
12/31/1994          $24,443            $28,082
12/31/1995          $32,278            $36,762
12/31/1996          $37,852            $43,821


1996 was another strong year for stock investors. For the year, large stocks as represented by the S&P 500 Index outperformed the S&P Mid-Cap Index, which consists of stocks of medium sized companies. The fund had a solid year, returning 17.3%. The S&P 500 returned almost 23% for the year, while the S&P Mid-Cap produced a 19.2% return.

The Special Opportunities Fund invests in undervalued mid-size companies that are poised for future earnings growth. This fund's exposure to stocks of mid-size and smaller companies hurt performance relative to the S&P 500. This fund's emphasis on companies that are undervalued also dragged on returns. In the technology industry, companies with high prices relative to earnings provided above average returns in 1996. The fund was underweighted in these types of companies and invested in reasonably priced hardware companies which did not perform as well as other mid-cap stocks. Historically, smaller stocks have provided higher returns over the long term. However, there are short-term periods that prove different, and 1996 was one of those times.

While some analysts believe the market is now overvalued, we believe there is still strength in this bull market. Yields on bonds are at low levels, providing long term investors with few alternatives but equities. Furthermore, low interest rates and inflation provide more support for a cautiously positive outlook in 1997.

T. Scott Wittman

                      Lincoln National  Aggressive Growth
                                  Fund, Inc.


Statement of Net Assets
December 31, 1996

Investments:

                                                       Number         Market
Common Stocks:                                        of Shares       Value
                                                  -----------------------------

Banking and Insurance: 5.2%
-------------------------------------------------------------------------------
Conseco Inc.                                              112,800    $7,191,000
Unum Corp.                                                 39,800     2,875,550
Washington Mutual Insurance                                61,500     2,663,719
-------------------------------------------------------------------------------
                                                                     12,730,269

Broadcasting: 1.1%
-------------------------------------------------------------------------------
Evergreen Media Corp.  *                                  106,400     2,646,700
-------------------------------------------------------------------------------
Chemicals: 2.3%
-------------------------------------------------------------------------------
Crompton & Knowles Corp.                                  140,400     2,702,700
IMC Global Inc.                                            71,800     2,809,175
-------------------------------------------------------------------------------
                                                                      5,511,875
Coal and Gas: 3.8%
-------------------------------------------------------------------------------
Benton Oil & Gas Co. *                                     84,800     1,897,400
BJ Services Co. *                                         143,500     7,318,500
-------------------------------------------------------------------------------
                                                                      9,215,900
Consumer Products and Services: 2.3%
-------------------------------------------------------------------------------
Omnicom Group Inc.                                         55,600     2,543,700
Tommy Hilfiger Corp. *                                     61,300     2,942,400
-------------------------------------------------------------------------------
                                                                      5,486,100
Drug and Hospital Supplies: 5.3%
-------------------------------------------------------------------------------
Biochem Pharmaceuticals Inc. *                            132,300     6,623,269
Biogen Inc. *                                              74,800     2,889,150
Liposome Inc. *                                           181,400     3,480,612
-------------------------------------------------------------------------------
                                                                     12,993,031
Electrical and Electronics: 6.2%
-------------------------------------------------------------------------------
Dynatech Corp. *                                           52,000     2,294,500
Etec Systems Inc. *                                       116,800     4,409,200
Octel Communications Corp. *                              232,200     4,034,475
Xilinx Inc.                                               115,100     4,237,119
-------------------------------------------------------------------------------
                                                                     14,975,294
Entertainment: 0.6%
-------------------------------------------------------------------------------
Trump Hotels & Casino Resorts *                           121,900     1,462,800
-------------------------------------------------------------------------------

Farm Supplies: 0.9%
-------------------------------------------------------------------------------
Pioneer Hi-Bred International Inc.                         31,500     2,205,000
-------------------------------------------------------------------------------

Finance: 3.2%
-------------------------------------------------------------------------------
Transocean Offshore Inc.                                   84,900     5,316,863
United Meridian Corp. *                                    45,800     2,370,150
-------------------------------------------------------------------------------
                                                                      7,687,013
Financial Services: 3.1%
-------------------------------------------------------------------------------
Charter One Financial Inc.                                 84,330     3,552,401
First USA Inc.                                            113,600     3,933,400
-------------------------------------------------------------------------------
                                                                      7,485,801
Food and Beverage: 3.1%
-------------------------------------------------------------------------------
Coca Cola Enterprises Inc.                                 94,200    4,568,700
Dole Food Inc.                                             88,900    3,011,488
-------------------------------------------------------------------------------
                                                                     7,580,188
Health and Personal Care: 2.4%
-------------------------------------------------------------------------------
Medpartners Inc. *                                        187,792    3,943,632
Visx Inc. Del *                                            82,000    1,829,625
-------------------------------------------------------------------------------
                                                                     5,773,257
Hospital and Health Care: 3.9%
-------------------------------------------------------------------------------
Centocor Inc. *                                           106,300     3,806,869
HealthSouth Rehabilitation Corp.  *                       145,600     5,623,800
-------------------------------------------------------------------------------
                                                                      9,430,669
Hotels: 1.0%
-------------------------------------------------------------------------------
Sun International Hotels Ltd. *                            68,000     2,482,000
-------------------------------------------------------------------------------

Industrial: 1.2%
-------------------------------------------------------------------------------
Lear Corp. *                                               84,800     2,893,800
-------------------------------------------------------------------------------

Machinery and Engineering: 2.8%
-------------------------------------------------------------------------------
Harnischfeger Industries Inc.                              58,100     2,796,063
New Holland NV *                                          110,200     2,300,425
Xircom Inc. *                                              78,500     1,717,187
-------------------------------------------------------------------------------
                                                                      6,813,675
Metals and Mining: 3.6%
-------------------------------------------------------------------------------
Diamond Offshore Drilling Inc. *                           74,208     4,229,856
Potash Corp. of Saskatchewan                               53,000     4,505,000
-------------------------------------------------------------------------------
                                                                      8,734,856
Motor Vehicles and Equipment: 1.7%
-------------------------------------------------------------------------------
Delta & Pine Ltd. Co.                                      54,000     1,728,000
Tower Automotive Inc. *                                    78,900     2,450,831
-------------------------------------------------------------------------------
                                                                      4,178,831
Office and Business Equipment and Services: 11.4%
-------------------------------------------------------------------------------
Adaptec Inc. *                                            147,600     5,913,225
BMC Software Inc. *                                       106,800     4,438,875
Cadence Design Systems Inc. *                             127,050     5,050,238
Informix Corp. *                                           99,800     2,039,663
Paging Network Inc. *                                      68,100     1,042,781
Parametric Technology Corp.  *                             67,200     3,456,600
Storage Technologies Corp. *                              119,500     5,691,187
-------------------------------------------------------------------------------
                                                                     27,632,569
Petroleum and Petroleum Related: 7.4%
-------------------------------------------------------------------------------
Ensco International Inc. *                                129,500     6,280,750
Oryx Energy Co. *                                         176,000     4,356,000
Reading & Bates Corp. *                                   124,400     3,296,600
Triton Energy Ltd. *                                       85,700     4,156,450
-------------------------------------------------------------------------------
                                                                     18,089,800
Real Estate: 0.7%
-------------------------------------------------------------------------------
Brooks Fiber Properties Inc. *                             64,700     1,666,025
-------------------------------------------------------------------------------

Retail: 7.1%
-------------------------------------------------------------------------------
Claire's Stores Inc.                                      222,575     2,893,475
Dollar General                                             82,900     2,652,800
Kohls Corp. *                                                 100         3,925
Proffitts Inc. *                                           65,200     2,392,025
Stage Stores Inc. *                                        55,000       990,000
Staples Inc. *                                            124,425     2,247,427
Zale Corp. *                                              319,200     6,104,700
-------------------------------------------------------------------------------
                                                                     17,284,352
Telecommunications: 1.7%
-------------------------------------------------------------------------------
Colt Telecom Group plc *                                   94,300     1,827,063
McLeod Inc. *                                              91,500     2,344,687
-------------------------------------------------------------------------------
                                                                      4,171,750
Transportation: 1.6%
-------------------------------------------------------------------------------
Wisconsin Central Transportation Corp.  *                  95,900     3,800,036
-------------------------------------------------------------------------------

Trucking Companies: 1.8%
-------------------------------------------------------------------------------
Tidewater Inc.                                             96,400     4,362,100
-------------------------------------------------------------------------------

Total Common Stocks: 85.4%
(Cost $166,399,836)                                                 207,293,691
-------------------------------------------------------------------------------

                                                       Maturity         Market
                                                        Amount          Value
                                                --------------------------------

Repurchase Agreement:

State Street Bank and Trust Co. repurchase
agreement, dated 12/31/96, 4.75%, maturing
1/2/97, collateralized by U.S. Treasury Notes
6.375%, 3/31/01                                       $35,842,000   $35,842,000
-------------------------------------------------------------------------------

Total Repurchase Agreement: 14.8%
(Cost $35,842,000)                                                   35,842,000
-------------------------------------------------------------------------------

Total Investments: 100.2%
(Cost $202,241,836)                                                 243,135,691
-------------------------------------------------------------------------------

Other Assets Under Liablities: (0.2%)                                  (526,928)
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $13.980 per share
  based on 17,353,976 shares
  issued and outstanding)                                          $242,608,763
===============================================================================

Lincoln National Bond Fund, Inc.

Statement of Net Assets
December 31, 1996

Investments:
                                                        Par             Market
Long-Term Debt Investments:                            Amount           Value
                                                --------------------------------

U.S. Government and Agency Obligations:  36.4%
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
   6.3%, 4/8/99                                        $5,250,000    $5,228,580
   6.427%, 10/15/06                                     2,000,000     1,968,125
   7.3%, 12/1/12                                        2,973,720     3,001,598
   3.5%, 12/15/21                                       2,000,000     1,602,217
FNMA
   7.6%, 7/25/05                                          990,496       999,494
   6.8%, 8/1/05                                           942,681       941,798
   7.175%, 10/1/05                                      2,574,336     2,638,694
   6.655%, 11/1/05                                        990,423       985,780
   6.66%, 12/1/05                                       1,981,599     1,972,311
   7.043%, 7/1/06                                       2,490,109     2,503,338
   7.15%, 10/1/15                                       2,922,052     2,882,787
   8.0%, 4/1/17                                           387,307       397,716
   7.0%, 10/1/25                                        2,831,652     2,775,019
FNMA - Strips *
   0.0%, 4/12/06                                        6,000,000     5,119,500
   0.0%, 7/24/06                                        9,500,000     5,083,449
GNMA
   9.0%, 5/15/17                                          193,257       206,422
   9.0%, 9/15/19                                          806,546       861,492
   6.5%, 11/15/23                                         918,236       881,793
U.S. Treasury Bonds
   12.0%, 8/15/13                                         500,000       715,600
   13.25%, 5/15/14                                     20,000,000    31,053,400
   6.0%, 2/15/26                                        1,050,000       956,298
U.S. Treasury Notes
   6.5%, 8/31/01                                       10,425,000    10,544,574
   6.125%, 12/31/01                                     7,375,000     7,348,376
U.S. Treasury Strips *
   0.0%, 5/15/03                                          500,000       337,015
   0.0%, 5/15/18                                        4,700,000     1,096,040
-------------------------------------------------------------------------------
                                                                     92,101,416
Collateralized Mortgage Obligations:  0.7%
-------------------------------------------------------------------------------
Green Tree Home Improvement Loan Trust
   7.35%, 7/15/21                                       1,500,000     1,529,408
Mid State Trust III
   7.625%, 4/1/22                                         263,029       267,732
-------------------------------------------------------------------------------
                                                                      1,797,140
Air Transportation:  2.2%
-------------------------------------------------------------------------------
American Airlines Equipment Trust
   10.18%, 1/2/13                                       1,500,000     1,811,770
Federal Express Corp.
   7.96%, 3/28/17                                       2,000,000     2,022,500
United Airline Inc. Equipment Trust
   9.35%, 4/7/16                                        1,500,000     1,678,042
-------------------------------------------------------------------------------
                                                                      5,512,312
Aluminum:  0.2%
-------------------------------------------------------------------------------
Alcan Aluminum Ltd. - Debentures
   8.875%, 1/15/22                                        500,000       540,625
-------------------------------------------------------------------------------

Banking and Insurance:  11.8%
-------------------------------------------------------------------------------
Ahmanson H F & Co.
   8.25%, 10/1/02                                       2,000,000     2,150,000
Banc One Corp.
   9.875%, 3/1/09                                         500,000       610,625
Barnett Banks Inc.
   6.9%, 9/1/05                                         1,500,000     1,483,125
Barnett Capital Trust Inc. 144A
   8.06%, 12/1/26                                       1,900,000     1,916,625
Citicorp
   6.33%, 1/5/06                                        1,600,000     1,524,000
First America Bank Corp.
   7.75% Subordinated Note, 7/15/04                     2,000,000     2,090,000
First Bank System Inc.
   6.875% Subordinated Note, 9/15/07                    1,000,000       983,750
First Union Corp.
   8.0%, 8/15/09                                        2,000,000     2,130,000
First USA Bank
   5.75%, 1/15/99                                       2,000,000     1,972,500
Fleet Financial Group Inc.
   7.25%, 9/1/99                                        1,000,000     1,020,000
Fleet/Norstar Financial Group Inc.
   7.65%, 3/1/97                                          500,000       501,585
Harris Bankcorp Inc.
   9.375% Subordinated Note,  6/1/01                      250,000       276,250
Mellon Capital Corp.
   7.72%, 12/1/26                                       1,500,000     1,471,875
National Westminster Bank plc
   9.45% Debentures,  5/1/01                              500,000       550,000
Royal Bank Scotland Group
   6.0%, 12/29/49                                       1,500,000     1,311,600
Societe Generale (France)
   7.4%, 6/1/06                                         1,500,000     1,530,000
Southtrust Bank Birmingham Alabama
   7.69%, 5/15/25                                       2,750,000     2,890,937
Standard Chartered Bank
   5.9%, 12/29/49                                       1,500,000     1,250,190
Union Bank Switzerland
   7.25%, 7/15/06                                       2,250,000     2,300,625
Wachovia Capital Trust
   7.64%, 1/15/27                                       1,900,000     1,878,625
-------------------------------------------------------------------------------
                                                                     29,842,312
Broadcasting:  0.2%
-------------------------------------------------------------------------------
Viacom Inc.
   8.75%, 5/15/01                                         500,000       502,500
-------------------------------------------------------------------------------

Building Materials:  0.4%
-------------------------------------------------------------------------------
Georgia Pacific Corp.
   9.95%, 6/15/02                                       1,000,000     1,138,750
-------------------------------------------------------------------------------

Consumer Products and Services:  0.4%
-------------------------------------------------------------------------------
Service Corp. International
   7.0% Senior Note, 6/1/15                             1,000,000     1,007,500
-------------------------------------------------------------------------------

Electrical and Electronics:  0.4%
-------------------------------------------------------------------------------
Litton Industries Inc.
   6.98% Senior Debenture, 3/15/36                      1,000,000       997,500
-------------------------------------------------------------------------------

                                                           Par         Market
                                                          Amount       Value
                                                     ---------------------------
Entertainment:  0.9%
--------------------------------------------------------------------------------
Time Warner Inc.
   8.875%, 10/1/12                                     $  500,000    $  543,125
   9.125%, 1/15/13                                      1,500,000     1,618,125
--------------------------------------------------------------------------------
                                                                      2,161,250
Finance:  8.1%
--------------------------------------------------------------------------------
Aristar Finance
   7.5% Senior Subordinated Note, 7/1/99                1,500,000     1,535,625
Avco Financial Services Inc.
   7.25%, 7/15/99                                       1,000,000     1,023,750
Chrysler Financial Corp.
   9.5%, 12/15/99                                       1,500,000     1,625,625
CIT Group Holdings Inc.
   5.875%, 10/15/08                                     1,500,000     1,374,375
Dow Capital B V
   9.0%, 5/15/10                                        3,000,000     3,416,250
General Motors Acceptance Corp.
   8.17%, 1/2/00                                          843,823       870,979
   8.875%, 6/1/10                                       1,500,000     1,738,125
Household Affinity Credit Card
   6.05%, 5/15/01                                       1,000,000       995,728
Household Finance Corp.
   9.63% Senior Subordinated Note, 7/15/00                875,000       960,312
International Lease Finance Co.
   8.25%, 1/15/00                                       2,000,000     2,097,500
Salomon Inc.
   7.25%, 1/15/00                                       1,000,000     1,013,750
Student Loan Marketing Association - Global
   6.161%, 12/2/99                                      4,000,000     3,976,720
--------------------------------------------------------------------------------
                                                                     20,628,739
Financial Services:  2.3%
--------------------------------------------------------------------------------
AT&T Capital Corp.
   7.47%, 5/11/05                                       2,750,000     2,805,000
Finova Capital Corp.
   6.12% Med. Term Note, 5/28/02                        1,000,000       980,000
General Motors Acceptance Corp.
   7.875% Med. Term Note, 3/7/01                        1,500,000     1,567,500
Speigel Charge Account Trust 2
  6.95%, 2/15/01                                          500,000       502,156
--------------------------------------------------------------------------------
                                                                      5,854,656

Food and Beverage:   0.8%
--------------------------------------------------------------------------------
ConAgra Inc.
   9.875%, 11/15/05                                     1,000,000     1,186,250
Nabisco Inc.
   7.55%, 6/15/15                                         750,000       739,688
--------------------------------------------------------------------------------
                                                                      1,925,938

Foreign Government:  2.3%
--------------------------------------------------------------------------------
Hydro-Quebec
   7.2% Med. Term Note, 10/5/09                         3,000,000     3,354,390
Manitoba (Province of)
   7.75%, 7/17/16                                       1,500,000     1,603,125
United Mexican States
   7.5625%, 8/6/01                                      1,000,000     1,002,500
--------------------------------------------------------------------------------
                                                                      5,960,015

Hospital and Health Care:  0.3%
--------------------------------------------------------------------------------
Allegiance Corp.
   7.3%, 10/15/06                                         750,000       756,563
--------------------------------------------------------------------------------

Industrial:  1.3%
--------------------------------------------------------------------------------
Philips Electronics NV
   7.0%, 6/7/01                                         3,300,000     3,337,125
--------------------------------------------------------------------------------

Machinery and Engineering:  0.9%
--------------------------------------------------------------------------------
John Deere Capital
   8.625%,  8/1/19                                      2,000,000     2,192,500
--------------------------------------------------------------------------------

Metals and Mining:  3.2%
--------------------------------------------------------------------------------
Cyprus Amax Minerals Co.
   7.375%, 5/15/07                                      2,500,000     2,528,125
Inco Ltd.
   9.6% Debenture, 6/15/22                              1,300,000     1,434,875
Newmont Gold Co.
   8.91%, 1/5/09                                          724,132       781,157
Noranda Inc.
   8.125%, 6/15/04                                      2,000,000     2,115,000
Placer Dome Inc.
   7.37% Med. Term Note, 6/3/26                         1,000,000     1,025,000
Reynolds Metals Co.
   9.0%, 8/15/03                                          250,000       275,625
--------------------------------------------------------------------------------
                                                                      8,159,782
Miscellaneous:  1.0%
--------------------------------------------------------------------------------
Duquesne II Funding Corp.
   8.7%, 6/1/16                                         2,474,000     2,572,960
--------------------------------------------------------------------------------
Motor Vehicles and Equipment:  0.5%
--------------------------------------------------------------------------------
  Goodyear Tire & Rubber Co.
     6.625%, 12/1/06                                    1,250,000     1,212,500
--------------------------------------------------------------------------------

Paper:  1.4%
--------------------------------------------------------------------------------
Champion International Corp.
   7.7%, 12/15/99                                       1,500,000     1,552,500
James River Corp.
   6.7%, 11/15/03                                       2,000,000     1,970,000
--------------------------------------------------------------------------------
                                                                      3,522,500

Petroleum and Petroleum Related:  2.1%
--------------------------------------------------------------------------------
Arkla Inc.
   10.0%, 11/15/19                                      1,000,000     1,108,750
Atlantic Richfield Co.
   10.25% Eurobond, 7/2/00                              1,000,000     1,033,750
Enron Corp.
   9.5%, 6/15/01                                        1,000,000     1,108,750
Noble Affiliates Inc.
   7.25%, 10/15/23                                        600,000       566,250
Petro Canada -Debentures
   8.6%, 10/15/01                                       1,500,000     1,606,875
--------------------------------------------------------------------------------
                                                                      5,424,375

Public Utilities:  13.7%
--------------------------------------------------------------------------------
Central Maine Power Co.
   6.5%, 7/22/97                                        1,500,000     1,505,625
Cleveland Electric Illumination Co.
   8.26%, 10/30/98                                      2,500,000     2,546,875
Commonwealth Edison Co.
   9.375%, 2/15/00                                        500,000       537,500
Consumers Power Co.
   8.75% 1st Mortgage, 2/15/98                          1,000,000     1,026,250
   8.875% 1st Mortgage, 11/15/99                        1,000,000     1,061,250
Detroit Edison Co.
   6.56%, 5/1/01                                        2,000,000     1,982,500
Great Lakes Power Inc.
   9.0%, 8/1/04                                         1,500,000     1,618,125
MidAmerican Energy
   6.5%, 12/15/01                                       1,250,000     1,240,625
National Power plc
   7.125%, 7/11/01                                      2,000,000     2,045,000
National Rural Utilities Cooperative Finance Corp.
   7.2%, 10/1/15                                        1,000,000       995,000
Nevada Power Co.
   7.06%, 5/1/00                                        1,500,000     1,518,750
New Jersey Bell Telephone
   7.85%, 11/15/29                                      1,950,000     2,135,250
Old Dominion Electric Co-op SE
   8.76%, 12/1/22                                       1,600,000     1,774,000
Pacificorp
   9.15% Med. Term Note, 8/9/11                         2,000,000     2,355,000
Pennsylvania Power & Light
   7.7%, 10/1/09                                        3,000,000     3,153,750
PSI Energy Inc.
   8.56% Med. Term Note, 12/27/11                       2,000,000     2,257,500

                                                       Par           Market
                                                      Amount          Value
                                                    ---------------------------
Public Service Co. of Colorado
 6.375%,  11/1/05                                      $1,500,000   $ 1,441,875
Texas Gas Transmission Corp.
 8.625%,   4/4/04                                       1,000,000     1,092,500
Utilicorp United Inc.
 10.5%,   12/1/20                                       2,000,000     2,282,500
Washington Water & Power Co.
 8.01%,   12/17/01                                      2,000,000     2,105,000
-------------------------------------------------------------------------------
                                                                     34,674,875

Railroads:  2.1%
-------------------------------------------------------------------------------
Burlington Northern Railroad
 6.94%,    1/2/14                                         500,000       496,781
Chicago & Northwestern Holdings
 6.25%,    7/30/12                                      1,419,193     1,348,233
Norfolk Southern Corp.
 7.4%,     9/15/06                                      3,500,000     3,565,625
-------------------------------------------------------------------------------
                                                                      5,410,639

Restaurant:  0.6%
-------------------------------------------------------------------------------
Darden Restaurants Inc.
 6.375%,   2/1/06                                       1,500,000     1,406,250
-------------------------------------------------------------------------------

Retail:  1.2%
-------------------------------------------------------------------------------
Dayton Hudson Corp.
 10.0%,    1/1/11                                         500,000       610,625
Sears Roebuck & Co.
 9.05%,    2/6/12                                       2,000,000     2,307,500
-------------------------------------------------------------------------------
                                                                      2,918,125

Savings and Loan:  0.4%
-------------------------------------------------------------------------------
First Security Corp.
 7.0%,     7/15/05                                      1,000,000       992,500
-------------------------------------------------------------------------------

Securities Dealers:  2.2%
-------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
 8.875% Senior Note,  3/1/02                            1,000,000     1,082,500
Paine Webber Group Inc.
 6.75%,    2/1/06                                       1,500,000     1,441,875
Smith Barney Holdings
 7.875%,  10/1/99                                       3,000,000     3,112,500
-------------------------------------------------------------------------------
                                                                      5,636,875

Telecommunications:  3.6%
-------------------------------------------------------------------------------
GTE Hawaiian Telephone Co. Inc.
 7.0% Senior Debenture,  2/1/06                         2,000,000     1,997,500
Nynex Capital Funding
 7.63%,   10/15/09                                      3,000,000     3,256,290
Nynex Corp.
 9.55% Debentures, 5/1/10                               1,549,360     1,752,714
Rochester Telephone Corp.
 9.0% Med. Term Note,  7/19/00                          2,000,000     2,150,000
-------------------------------------------------------------------------------
                                                                      9,156,504

Total Long-Term Debt Investments:  101.6%
(Cost $251,665,266)                                                 257,344,726
-------------------------------------------------------------------------------

                                                           Par
Money Market Instrument:                                 Amount
                                                        --------

Associates Corp. North America
 7.00%,    1/02/97                                     $8,800,000     8,800,000
-------------------------------------------------------------------------------

Total Money Market Instrument:  3.5%
(Cost $8,800,000)                                                     8,800,000
-------------------------------------------------------------------------------

Total Investments:  105.1%
(Cost $260,465,266)                                                 266,144,726
-------------------------------------------------------------------------------

Other Assets Under Liabilities:  (5.1%)                             (12,816,821)
-------------------------------------------------------------------------------

                                                                     Market
                                                                      Value
                                                                    --------
Net Assets:  100.0%
(Equivalent to $11.766 per share
 based on 21,531,063 shares
 issued and outstanding)                                           $253,327,905
===============================================================================


Lincoln National Capital Appreciation
 Fund, Inc.

Statement of Net Assets
December 31, 1996

Investments:

                                                        Number       Market
Common Stocks:                                         of Shares      Value
                                                      ----------------------
Aerospace: 5.0%
-------------------------------------------------------------------------------
Allied Signal Inc.                                         33,075   $ 2,216,025
Boeing Co.                                                 45,525     4,842,722
Textron Inc                                                15,000     1,413,750
United Technologies Corp.                                  73,250     4,834,500
-------------------------------------------------------------------------------
                                                                     13,306,997

Air Transportation: 0.1%
-------------------------------------------------------------------------------
Gulfstream Aerospace Corp. New  *                          15,000       363,750
-------------------------------------------------------------------------------

Banking and Insurance: 14.7%
-------------------------------------------------------------------------------
AFLAC Inc.                                                 15,950       681,863
Allstate Corp.                                             20,000     1,157,500
BCO Popular Esp (Spain)                                     3,083       605,557
Bank of New York Inc.                                     133,525     4,506,469
BankAmerica Corp.                                          25,175     2,511,206
Barclays plc (UK)                                         305,467     5,235,904
Citicorp                                                   61,775     6,362,825
Equifax Inc.                                               30,000       918,750
Long Island Bancorp Inc.                                   18,375       643,125
Mercury General Corp.                                       2,900       152,250
Protective Life Corp.                                      30,000     1,196,250
UICI  *                                                    21,825       705,220
Unum Corp.                                                 95,050     6,867,363
Wells Fargo & Co.                                          28,516     7,692,191
-------------------------------------------------------------------------------
                                                                     39,236,473

Broadcasting: 0.6%
-------------------------------------------------------------------------------
Grupo Television S.A. DE CV                                17,625       451,641
Heritage Media Corp.  *                                    29,075       327,093
Young Broadcasting Inc.  *                                 30,000       881,250
-------------------------------------------------------------------------------
                                                                      1,659,984

Chemicals: 3.9%
-------------------------------------------------------------------------------
Basf AG                                                    66,198     2,550,180
Clariant                                                      132        56,508
Cytec Industries Inc.  *                                   48,825     1,983,516
Monsanto Corp.                                             48,600     1,889,325
Praxair Inc.                                               27,650     1,275,356
Rentokil Group (UK)                                       358,288     2,700,818
-------------------------------------------------------------------------------
                                                                     10,455,703

Construction: 0.7%
-------------------------------------------------------------------------------
Fluor Corp.                                                30,000     1,882,500
-------------------------------------------------------------------------------

Consumer Products and Services: 2.6%
-------------------------------------------------------------------------------
Gibson Greetings Inc.  *                                  131,075     2,555,963
Johnson & Johnson                                          47,850     2,380,537
Magna International Inc.                                   21,900     1,220,925
Wrigley (Wm.) Jr. Co.                                      13,625       766,406
-------------------------------------------------------------------------------
                                                                      6,923,831

Drug and Hospital Supplies: 8.4%
-------------------------------------------------------------------------------
Baxter International Inc.                                  25,000     1,025,000
Boston Scientific Corp.  *                                 18,800     1,128,000
Bristol Myers Squibb Co.                                   46,850     5,094,938
Cardinal Health Inc.                                       52,838     3,077,784


                                                          Number     Market
                                                        of Shares     Value
                                                      -------------------------
Lilly (Eli) & Co.                                          39,775    $2,903,575
Luxottica Group S P A                                       5,350       278,200
Medtronic Inc.                                             22,700     1,543,600
Omnicare Inc.                                              32,750     1,052,094
Pfizer Inc.                                                33,175     2,749,378
Smithkline Beecham plc                                     23,500     1,598,000
St. Judes Medical Inc.  *                                  14,075       599,947
Warner Lambert Co.                                         20,000     1,500,000
-------------------------------------------------------------------------------
                                                                     22,550,516

Electrical and Electronics: 3.0%
-------------------------------------------------------------------------------
ECI Telecom Ltd.                                           41,250       873,984
Intel Corp.                                                26,325     3,446,930
National Service Industries Inc.                           11,350       424,206
Pittway Corp.                                              19,687     1,053,255
Raychem Corp.                                              27,400     2,195,425
-------------------------------------------------------------------------------
                                                                      7,993,800

Entertainment: 1.4%
-------------------------------------------------------------------------------
Carnival Cruise Lines Inc.                                 30,000       990,000
Circus Circus Enterprises Inc.  *                          44,200     1,519,374
Disney (Walt) Co.                                          10,000       696,250
Mattel Inc.                                                10,837       300,727
Mirage Resorts Inc.  *                                     15,425       333,566
-------------------------------------------------------------------------------
                                                                      3,839,917

Finance: 0.6%
-------------------------------------------------------------------------------
Downey Financial Corp.                                      8,113       159,208
Meredith Corp.                                              2,450       129,238
Provident Financial                                       164,719     1,413,812
-------------------------------------------------------------------------------
                                                                      1,702,258

Financial Services: 2.4%
-------------------------------------------------------------------------------
Associates First Capital Corp.                            115,125     5,079,891
First USA Paymentech Inc.  *                               20,000       677,500
Ing Groep NV (Netherlands)                                 15,141       545,479
-------------------------------------------------------------------------------
                                                                      6,302,870

Food and Beverage: 5.2%
-------------------------------------------------------------------------------
Campbell Soup Co.                                          36,050     2,893,012
Coca Cola Co.                                              16,450       474,994
JP Foodservices Inc.  *                                    58,725     1,636,959
Pan American Beverage                                      15,175       711,328
Pepsico Inc.                                               44,250     1,294,313
Safeway Inc.  *                                            35,000     1,496,250
Unilever NV (Netherlands)                                  30,000     5,257,500
-------------------------------------------------------------------------------
                                                                     13,764,356

Health and Personal Care: 3.3%
-------------------------------------------------------------------------------
Glaxo Wellcome plc                                          2,325        73,819
Glaxo Wellcome (UK)                                        53,762       875,003
Mckesson Corp. New                                         18,450     1,033,200
Roche Holdings AG - Warrants (Switzerland)                    242     1,883,026
Fresenius Medical Care Aktiengesel  *                      63,650     1,790,155
United Healthcare Corp.                                    69,925     3,146,625
-------------------------------------------------------------------------------
                                                                      8,801,828

Hotels: 0.6%
-------------------------------------------------------------------------------
Extended Stay America Inc.  *                              38,150       767,769
La Quinta Inns Inc.                                        40,875       781,734
-------------------------------------------------------------------------------
                                                                      1,549,503

Machinery and Engineering: 0.6%
-------------------------------------------------------------------------------
Agco Corp.                                                 55,250     1,581,531
--------------------------------------------------------------------------------


Metals and Mining: 0.8%
-------------------------------------------------------------------------------
Minerals Technologies Inc.                                 40,475     1,659,475
Reynolds Metals Co.                                        10,000       563,750
-------------------------------------------------------------------------------
                                                                      2,223,225

Miscellaneous: 6.8%
-------------------------------------------------------------------------------
Computer Sciences Corp.   *                                69,900    $5,740,538
Dionex Corp.  *                                            98,750     3,505,625
First Data Corp.                                          178,700     6,522,550
SGS Holdings (Switzerland)                                    307       754,598
Sealed Air Corp.  *                                        41,625     1,732,641
-------------------------------------------------------------------------------
                                                                     18,255,952

Motor Vehicles and Equipment: 1.2%
-------------------------------------------------------------------------------
Federal Mogul Corp.                                        79,425     1,747,350
General Motors Corp.                                       25,675     1,431,381
-------------------------------------------------------------------------------
                                                                      3,178,731

Office and Business Equipment and Services: 9.3%
-------------------------------------------------------------------------------
Cadence Design Systems Inc.  *                             20,000       795,000
Cisco Systems Inc.  *                                      34,300     2,184,481
Cognizant Corp.                                            60,000     1,980,000
Danka Business Systems                                     44,875     1,593,063
Gtech Holdings Corp.  *                                    48,475     1,551,200
Hays (UK)                                                  10,247        98,661
IBM                                                        30,000     4,530,000
Microsoft Corp.  *                                          7,775       642,895
Oce V/D Grinten NV (Netherlands)                           21,531     2,339,540
Parametric Technology Corp.   *                            33,050     1,700,009
Robert Half International Inc.  *                          72,625     2,496,484
Sun Guard Data Systems  *                                   7,575       302,053
Sun Microsystems Inc.  *                                   23,575       605,583
Xerox Corp.                                                63,350     3,333,794
Xylan Corp.  *                                             28,050       788,906
-------------------------------------------------------------------------------
                                                                     24,941,669

Paper: 1.9%
-------------------------------------------------------------------------------
Alco Standard Corp.                                       100,150     5,170,244
-------------------------------------------------------------------------------

Petroleum and Petroleum Related: 1.9%
-------------------------------------------------------------------------------
Boc Group                                                  88,831     1,330,106
Triton Energy Ltd.  *                                      32,875     1,594,438
Unocal Corp.                                               12,525       508,828
Witco Corp.                                                50,000     1,525,000
-------------------------------------------------------------------------------
                                                                      4,958,372

Printing and Publishing: 1.4%
-------------------------------------------------------------------------------
Harland John H Co.                                         10,000       330,000
Wolters Kluwer NV (Netherlands)                            25,490     3,388,332
-------------------------------------------------------------------------------
                                                                      3,718,332

Railroads: 0.6%
-------------------------------------------------------------------------------
Burlington Northern Santa Fe                               19,457     1,680,598
-------------------------------------------------------------------------------

Retail: 0.2%
-------------------------------------------------------------------------------
Credit Saison Co. (Japan)                                  26,000       581,470
-------------------------------------------------------------------------------

Soaps, Cleaner and Cosmetics: 2.1%
-------------------------------------------------------------------------------
Avon Products Inc.                                         13,925       795,466
Colgate-Palmolive Co.                                      51,300     4,732,425
-------------------------------------------------------------------------------
                                                                      5,527,891

Telecommunications: 7.2%
-------------------------------------------------------------------------------
AirTouch Communications Inc.  *                            30,000       757,500
Cincinnati Bell Inc.                                       32,200     1,984,325
Ericsson (LM) Tel (Sweden)                                 48,300     1,458,056
Lucent Technologies Inc.                                   15,925       736,531
McLeod Inc.  *                                             49,900     1,278,688
MFS Communications Inc.  *                                139,175     7,567,640
Telecomunicacoes Brasileras                                40,750     3,117,375
Univision Communications Inc.  *                           30,000     1,110,000
Worldcom Inc. Ga  *                                        50,000     1,303,125
-------------------------------------------------------------------------------
                                                                     19,313,240

Textiles-Apparel Manufacturing: 0.4%
-------------------------------------------------------------------------------
Cintas Corp.                                               15,625       921,875
-------------------------------------------------------------------------------


                                                         Number        Market
                                                       of Shares        Value
                                                   ----------------------------
Trucking Companies: 0.7%
-------------------------------------------------------------------------------
Consolidated Freightways Corp.*                           190,900  $  1,718,100
-------------------------------------------------------------------------------

Waste Management: 0.4%
-------------------------------------------------------------------------------
WMX Technologies Inc.                                      32,725     1,067,653
-------------------------------------------------------------------------------

Total Common Stocks: 88.0%
(Cost $199,876,384)                                                 235,173,169
-------------------------------------------------------------------------------

                                                         Par
Money Market Instruments                                Amount
                                                   ---------------
American Express Credit Corp.
  6.55%, 1/2/97                                       $10,600,000    10,598,071
Coca Cola Bottling Co Cons
  5.5%, 1/24/97                                        10,000,000     9,964,861
Federal Home Ln Bk Cons Discnt
  5.2%, 1/28/97                                        10,000,000     9,961,001
-------------------------------------------------------------------------------

Total Money Market Instruments: 11.4%
(Cost $30,523,933)                                                   30,523,933
-------------------------------------------------------------------------------

Total Investments: 99.4%
(Cost $230,400,317)                                                 265,697,102
-------------------------------------------------------------------------------

Other Assets Over Liabilities: 0.6%                                   1,544,755
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $14.504 per share
  based on 18,424,975 shares
  issued and outstanding)                                          $267,241,857
===============================================================================


Lincoln National Equity Income
   Fund, Inc.

Statement of Net Assets
December 31, 1996

Investments:

                                                           Par       Market
Long-Term Debt Investments:                             Amount **     Value
                                                     --------------------------
Air Transportation: 0.1%
-------------------------------------------------------------------------------
Continental Airlines Inc.
  6.75%,  4/15/06                                     $   320,000   $   350,400
-------------------------------------------------------------------------------

Banking and Insurance: 0.4%
-------------------------------------------------------------------------------
Fremont General Corp. - Liquid Yield Option
  0.01%,  10/12/13                                      2,710,000     1,615,837
-------------------------------------------------------------------------------

Broadcasting: 0.1%
-------------------------------------------------------------------------------
Jacor Communications Inc.
  0.0%,  06/12/11                                         610,000       271,450
-------------------------------------------------------------------------------

Consumer Products and Services: 0.1%
-------------------------------------------------------------------------------
Softkey International Inc.
  5.5%,  11/1/00                                          770,000       636,213
-------------------------------------------------------------------------------

Electrical and Electronics: 0.3%
-------------------------------------------------------------------------------
Cirrus Logic Inc.*
  6.0%,  12/15/03                                         460,000       419,750
National Semiconductor Corp.
  6.5%,  10/1/02                                          640,000       626,400
Silicon Graphics Inc.*
  0.01%,  11/2/13                                       1,030,000       536,888
-------------------------------------------------------------------------------
                                                                      1,583,038


                                                           Par       Market
                                                        Amount **     Value
                                                     --------------------------
Finance: 0.4%
-------------------------------------------------------------------------------
Daimler Benz Capital (Germany)
  4.0%,  07/5/03                                      $   930,000   $   728,261
MBL International Financial Bermuda Trust
  3.0%,  11/30/02                                       1,200,000     1,243,500
-------------------------------------------------------------------------------
                                                                      1,971,761

Hotels: 0.0%
-------------------------------------------------------------------------------
Hilton Hotels Corp.
  5.0%,  5/15/06                                          190,000       195,700
-------------------------------------------------------------------------------

Machinery and Engineering: 0.1%
-------------------------------------------------------------------------------
Hexcel Corp.*
  7.0%,  8/1/03                                           210,000       260,925
-------------------------------------------------------------------------------

Miscellaneous: 0.1%
-------------------------------------------------------------------------------
ADT Operations Inc.
  0.0%,  7/6/10                                           380,000       246,525
News America Holdings Inc.*
  0.0%,  3/11/13                                          360,000       167,850
-------------------------------------------------------------------------------
                                                                        414,375

Office and Business Equipment and Services: 0.4%
-------------------------------------------------------------------------------
Apple Computer Inc.
  6.0%,  6/1/01                                           600,000       588,750
Automatic Data Processing Inc.
  0.0%,  2/20/12                                          480,000       271,200
National Data Corp.*
  5.0%,  11/1/03                                           60,000        61,950
Unisys Corp.*
  8.25%,  3/15/06                                         920,000     1,099,400
-------------------------------------------------------------------------------
                                                                      2,021,300

Petroleum and Petroleum Related: 0.8%
-------------------------------------------------------------------------------
Baker Hughes Inc.
  0.0%,  5/5/08                                           750,000       566,250
Pennzoil Co.
  6.5%,  1/15/03                                        1,370,000     2,113,225
  4.75%,  10/1/03*                                        700,000       819,000
-------------------------------------------------------------------------------
                                                                      3,498,475

Real Estate: 0.0%
-------------------------------------------------------------------------------
Liberty Property Ltd. Partnership*
  8.0%,  7/1/01                                            10,000        12,788
-------------------------------------------------------------------------------

Retail: 0.5%
-------------------------------------------------------------------------------
Baker J. Inc.
  7.0%,  6/1/02                                           260,000       210,600
Charming Shoppes Inc.
  7.5%,  7/15/06                                          200,000       192,250
Federated Department Stores Inc.
  5.0%,  10/1/03                                          720,000       834,300
Home Depot Inc.*
  3.25%,  10/1/01                                         910,000       896,350
-------------------------------------------------------------------------------
                                                                      2,133,500

Telecommunications: 0.2%
-------------------------------------------------------------------------------
Comcast
  1.125%,  4/15/07                                        660,000       330,825
Home Shopping Network Inc.
  5.875%,  3/1/06                                         120,000       123,600
Midcom Communications Inc.*
  8.25%,  8/15/03                                         420,000       384,300
-------------------------------------------------------------------------------
                                                                        838,725

Waste Management: 0.1%
-------------------------------------------------------------------------------
WMX Technologies Inc.
  2.0%,  1/24/05                                          708,000       661,980
-------------------------------------------------------------------------------

Total Long-Term Debt Investments: 3.6%
(Cost $15,576,729)                                                   16,466,467
-------------------------------------------------------------------------------

                                      16


                                                          Number       Market
Common Stocks:                                           of Shares     Value
                                                       ------------------------
U.S. Government and Agency Obligations: 1.9%
-------------------------------------------------------------------------------
FNMA                                                      232,000   $ 8,642,000
-------------------------------------------------------------------------------


Aerospace: 3.5%
-------------------------------------------------------------------------------
Acnielson Corp. *                                          40,900       618,612
Allied Signal Inc.                                         42,000     2,814,000
Boeing Co.                                                  7,743       823,662
Lockheed Martin Corp.                                      35,800     3,275,700
Northrop Grumman Corp.                                     19,100     1,580,525
Rockwell International Corp. *                             35,700     2,173,237
Textron Inc.                                               15,700     1,479,725
Thiokol Corp. Del                                          13,800       617,550
United Technologies Corp.                                  41,800     2,758,800
-------------------------------------------------------------------------------
                                                                     16,141,811

Air Transportation: 0.1%
-------------------------------------------------------------------------------
Gulfstream Aerospace Corp.  *                              13,400       324,950
-------------------------------------------------------------------------------


Aluminum: 1.4%
-------------------------------------------------------------------------------
Alcan Aluminum Ltd.                                         8,400       283,721
Alcan Aluminum Ltd. (Canada)                               18,900       635,513
Alumax Inc. *                                              45,674     1,524,370
Aluminum Co. of America                                    52,600     3,353,250
Kaiser Aluminum Corp. *                                    38,200       444,075
-------------------------------------------------------------------------------
                                                                      6,240,929


Banking and Insurance: 14.7%
-------------------------------------------------------------------------------
Aetna Inc.                                                 37,600     3,008,000
Allstate Corp.                                            116,305     6,731,152
American Bankers Insurance Group Inc.                      13,800       703,800
Bank of Boston Corp.                                       32,100     2,062,425
Bank of New York Inc.                                     150,200     5,069,250
BankAmerica Corp.                                          39,900     3,980,025
Brascan Ltd.                                               12,300       272,138
Brascan Ltd. (Canada)                                      56,700     1,262,945
Canadian Imperial Bank Toronto (Canada)                    34,200     1,509,815
Chase Manhattan Corp.                                      25,900     2,311,575
Cigna Corp.                                                 9,200     1,256,950
Citicorp                                                   17,500     1,802,500
Comerica Inc.                                              35,900     1,880,263
Den Danske Bank (Denmark)                                  11,030       889,395
Den Norske Bank (Norway)                                  290,300     1,099,365
First Bank System Inc.                                     35,500     2,422,875
First Chicago NBD Corp.                                    79,523     4,274,361
First Tennessee National Corp.                             16,600       621,463
Fleet Financial Group Inc.                                 34,800     1,735,650
General Re Corp.                                           11,900     1,877,225
HSBC Holdings plc (Hong Kong)                              26,340       563,614
Highlands Insurance Group Inc. *                           30,970       627,143
ITT Hartford Group Inc.                                    52,800     3,564,000
MBIA Inc.                                                   3,600       364,500
Reliaster Financial Corp.                                  37,900     2,188,725
National Bank Canada Montreal Quebec                      102,300     1,034,729
NationsBank Corp.                                          48,700     4,760,425
Norwest Corp.                                              38,483     1,674,011
Provident Cos. Inc.                                        16,500       798,187
Providian Corp.                                            12,200       626,775
Royal Bank Canada Montreal Quebec                          44,600     1,566,683
Sakura Financial Bermuda Trust *                               10       560,518
Sparbanken Sverige (Sweden)                                32,200       552,413
Sparebanken Norway (Norway)                                15,700       487,342
Transamerica Corp.                                          7,000       553,000
Washington Mutual Insurance                                53,235     2,305,760
-------------------------------------------------------------------------------
                                                                     66,998,997


Broadcasting: 0.4%
-------------------------------------------------------------------------------
Viacom Inc. - Class A *                                       700        24,150
Viacom Inc. - Class B *                                    45,600     1,590,300
-------------------------------------------------------------------------------
                                                                      1,614,450


Building Materials: 0.3%
-------------------------------------------------------------------------------
Harsco Corp.                                               17,200     1,178,200
-------------------------------------------------------------------------------

                                                          Number       Market
                                                        of Shares      Value
                                                       ------------------------
Building and Construction: 0.1%
-------------------------------------------------------------------------------
Armstrong World Industries Inc.                             3,700   $   257,150
Kaufman & Broad Home Corp.                                  4,600        59,225
-------------------------------------------------------------------------------
                                                                        316,375


Chemicals: 2.9%
-------------------------------------------------------------------------------
Air Products & Chemicals Inc.                               8,600       594,475
Akzo Nobel NV (Netherlands)                                 5,900       806,487
Dow Chemical Co.                                           11,000       862,125
DSM NV (Netherlands)                                        2,000       197,394
Du Pont E I De Nemours & Co.                               43,400     4,095,875
Great Lakes Chemical Corp.                                 26,200     1,224,850
IMC Global Inc.                                            12,700       496,887
Imperial Chemical Industries plc                            6,800       353,600
Millennium Chemicals Inc. *                                35,042       621,996
Nalco Chemical Co.                                         33,300     1,202,962
Takeda Chemical Industries (Japan)                         44,000       923,236
Union Carbide Corp.                                        47,600     1,945,650
-------------------------------------------------------------------------------
                                                                     13,325,537


Coal and Gas: 0.6%
-------------------------------------------------------------------------------
Burlington Research Inc.                                   17,600       886,600
Pacific Enterprises                                        56,700     1,722,263
-------------------------------------------------------------------------------
                                                                      2,608,863



Construction: 0.0%
-------------------------------------------------------------------------------
Salomon Inc.                                                4,000       241,000
-------------------------------------------------------------------------------



Consumer Products and Services: 5.4%
-------------------------------------------------------------------------------
B.A.T. Industries plc                                       5,100        84,150
B.A.T. Industries (UK)                                     91,500       758,712
Dimon Inc.                                                 13,700       316,813
Eastman Kodak Co.                                          19,700     1,580,925
Fuji Photo Film Co. (Japan)                                29,000       956,567
H&R Block Inc.                                             28,600       829,400
Johnson & Johnson                                          26,400     1,313,400
Philip Morris Co. Inc.                                    105,900    11,926,987
Polaroid Corp.                                             18,000       783,000
Premark International Inc.                                 29,600       658,600
Rubbermaid Inc.                                            59,100     1,344,525
Seagram  Ltd.                                               4,500       174,375
Seagram  Ltd. (Canada)                                      6,300       249,598
Tupperware Corp.                                           17,000       911,625
Tyco Toys Inc.                                             18,600       188,325
Unilever                                                   33,000       799,982
Universal Corp.                                            22,900       735,662
Whirlpool Corp.                                            24,300     1,132,988
-------------------------------------------------------------------------------
                                                                     24,745,634


Drug and Hospital Supplies: 2.5%
-------------------------------------------------------------------------------
American Home Products Corp.                               16,300       955,587
Bausch & Lomb Inc.                                         17,100       598,500
Baxter International Inc.                                  18,800       770,800
Bristol Myers Squibb Co.                                   24,700     2,686,125
Dexter Corp.                                               19,400       618,375
Pfizer Inc.                                                16,400     1,359,150
Pharmacia & Upjohn Inc.                                    64,600     2,559,775
Schering-Plough Corp.                                      29,800     1,929,550
-------------------------------------------------------------------------------
                                                                     11,477,862


Electrical and Electronics: 5.7%
-------------------------------------------------------------------------------
AMP Inc.                                                   34,600     1,327,775
Cooper Industries Inc.                                     27,398     1,154,141
EG & G Inc.                                                16,000       322,000
Emerson Electric Co.                                        9,500       919,125
Entergy Corp.                                              55,100     1,529,025
General Electric Co.                                      129,800    12,833,975
National Grid Group (UK)                                  166,000       554,565
National Service Industries Inc.                            9,900       370,013
Nitto Denko Corp.(Japan)                                   18,000       264,226
TRW Inc.                                                   20,000       990,000
Tandy Co.                                                  27,100     1,192,400
Thomas & Betts Corp.                                       12,000       532,500
Tyco International Ltd.                                    48,900     2,585,587
Westinghouse Electric Corp.                                68,500     1,361,438

-------------------------------------------------------------------------------
                                                                     25,936,770

                                                         Number          Market
                                                        of Shares        Value
                                                        -----------------------
Entertainment: 0.2%
-------------------------------------------------------------------------------
Brunswick Corp.                                             2,700       $64,800
Hasbro Inc.                                                21,800       847,475
-------------------------------------------------------------------------------
                                                                        912,275
Finance: 2.7%
-------------------------------------------------------------------------------
Allmerica Financial Corp.                                     600        20,100
American Express Co.                                      169,600     9,582,400
Beneficial Corp.                                           15,800     1,001,325
Host Marriott Financial Trust *                             5,000       268,125
Household International Inc.                               15,400     1,420,650
-------------------------------------------------------------------------------
                                                                     12,292,600
Financial Services: 1.0%
-------------------------------------------------------------------------------
American Financial Group Inc.                              55,400     2,091,350
Dexia (Cred Com B) *                                        4,600       419,730
Dun & Bradstreet Corp.                                     32,400       769,500
Hees International Bancorp Inc. (Canada)                   61,600       926,722
Trilon Financial Corp.                                     39,900       201,059
-------------------------------------------------------------------------------
                                                                      4,408,361
Food and Beverage: 2.1%
-------------------------------------------------------------------------------
Dole Food Automatic Co.                                    10,100       362,338
General Mills Inc.                                         30,100     1,907,587
Goodman Fielderlt (Australia)                             618,270       766,633
Kellogg Co.                                                16,800     1,102,500
Pepsico Inc.                                               25,000       731,250
RJR Nabisco Holdings Corp.                                 80,080     2,722,720
Ralston Purina Co.                                         16,000     1,174,000
SuperValu Inc.                                             20,600       584,525
Swedish Match (Sweden) *                                   20,800        73,198
Swedish Match Co. *                                         1,090        37,877
-------------------------------------------------------------------------------
                                                                      9,462,628

Forest Products: 0.6%
-------------------------------------------------------------------------------
Weyerhaeuser Co.                                           59,500     2,818,813
-------------------------------------------------------------------------------
Furniture Manufacturing: 0.3%
-------------------------------------------------------------------------------
Masco Corp.                                                33,600     1,209,600
-------------------------------------------------------------------------------
Health and Personal Care: 0.2%
-------------------------------------------------------------------------------
Dial Corp.                                                  8,500       125,375
Foundation Health Corp. *                                  10,900       346,075
Health Systems Interlink Inc. *                            22,100       546,975
Tambrands Inc.                                              2,000        81,781
-------------------------------------------------------------------------------
                                                                      1,100,206

Hospital and Health Care: 0.2%
-------------------------------------------------------------------------------
Allegiance Corp.                                           36,480     1,007,760
-------------------------------------------------------------------------------

Hotels: 0.1%
-------------------------------------------------------------------------------
Brinker International Inc. *                               20,900       334,400
Patriot Amern Hospitality Inc.                              7,700       332,063
-------------------------------------------------------------------------------
                                                                        666,463

Household Appliances: 0.3%
-------------------------------------------------------------------------------
Maytag Corp.                                               58,900     1,163,275
-------------------------------------------------------------------------------
Industrial: 1.4%
-------------------------------------------------------------------------------
Armco Inc. *                                               13,500        55,688
Cummins Engine Co. Inc.                                     6,400       294,400
Gencorp Inc.                                               27,600       500,250
Goulds Pumps Inc.                                           5,000       115,000
ITT Corp. *                                                37,000     1,604,875
Johnson Controls Inc.                                      14,700     1,218,262
McDermott International Inc.                               16,700       277,638
Raytheon Co.                                               31,000     1,491,875
Trinova Corp.                                               7,700       280,087
Zurn Industries Inc.                                       27,300       713,213
-------------------------------------------------------------------------------
                                                                      6,551,288

Machinery and Engineering: 1.9%
-------------------------------------------------------------------------------
American Standard Cos. Inc. Del *                          36,300     1,388,475
Caterpillar Inc.                                           18,000     1,354,500
Crane Co.                                                  13,950       404,550
Dresser Industries Inc.                                    50,100     1,553,100
Harnischfeger Industries Inc.                               5,700       274,313
Ingersoll Rand Co.                                         29,400     1,308,300
Outboard Marine Corp.                                      40,400       666,600
Scania Ab (Sweden)                                         14,500       362,505
Snap On Inc.                                               36,450     1,298,531
Stewart & Stevenson Services Inc.                           4,600       133,975
-------------------------------------------------------------------------------
                                                                      8,744,849

Metals and Mining: 0.9%
-------------------------------------------------------------------------------
Inco Ltd.                                                  13,000       414,375
Inco Ltd. (Canada) *                                       31,700     1,015,150
Lukens Inc.                                                18,200       366,275
Newmont Mining Corp.                                        9,000       402,750
Noranda Inc.                                               20,100       448,444
Parker Hannifin Corp.                                      30,700     1,189,625
Pechiney (France)                                          12,197       511,059
-------------------------------------------------------------------------------
                                                                      4,347,678

Miscellaneous: 1.1%
-------------------------------------------------------------------------------
Grand Metropolitan                                         33,333       261,547
Illinova Corp.                                             40,500     1,113,750
Keystone International Inc.                                57,500     1,157,188
Nordbanken AB (Sweden)                                     12,000       363,348
Omron Corp. (Japan)                                        20,000       376,479
Public Storage Inc.                                         6,100       189,100
Ralcorp Holdings Inc. *                                    23,400       494,325
Safety Kleen Corp.                                         15,700       257,087
U.S. Industries Inc. *                                     29,100     1,000,313
-------------------------------------------------------------------------------
                                                                      5,213,137

Motor Vehicles and Equipment: 4.9%
-------------------------------------------------------------------------------
Bayer Motoren Werk (Germany)                                1,700     1,185,403
Chrysler Corp.                                            137,600     4,540,800
Continental AG (Germany)                                    2,500        45,003
Daimler Benz AG (Germany)                                     700        47,950
Daimler Benz AG (Germany) - ADR                             6,000       413,309
Dana Corp.                                                 20,200       659,025
Eaton Corp.                                                24,800     1,729,800
Ford Motor Co.                                             11,700       372,938
General Motors Corp.                                      130,900     7,297,675
Genuine Parts Co.                                          14,700       654,150
Goodyear Tire & Rubber Co.                                 15,500       796,312
Honda Motor Co. (Japan)                                    27,000       771,695
Modine Manufacturing Co.                                   31,900       841,363
Regal Beloit Corp.                                          8,200       160,925
Scandia Aktiebolag                                          1,900        45,838
Standard Products Co.                                       7,500       191,250
Volkswagen AG (Germany)                                     2,000       831,817
Volvo AB (Sweden)                                          80,100     1,767,628
Volvo Aktiebolaget                                         10,900       237,756
-------------------------------------------------------------------------------
                                                                     22,590,637

Office and Business Equipment and Services: 1.6%
-------------------------------------------------------------------------------
Cognizant Corp.                                            14,700       485,100
Digital Equipment Corp. *                                  18,400       669,300
IBM                                                        16,000     2,416,000
Learning Co. Inc. *                                        14,300       205,563
McGraw-Hill Cos. Inc.                                       1,500        69,188
Moore Corp. Ltd.                                           18,900       385,087
Moore Corp. Ltd. (Canada)                                   3,600        74,665
New England Business Services Inc.                         15,500       333,250
Sabre Group Holdings Inc. *                                 3,400        94,775
Unisys Corp. *                                             25,600       172,800
Viad Corp.                                                 83,800     1,382,700
Xerox Corp.                                                20,200     1,063,025
-------------------------------------------------------------------------------
                                                                      7,351,453

Paper: 0.7%
-------------------------------------------------------------------------------
Champion International Corp.                               40,900     1,768,925
Fort Howard Corp. *                                        13,600       376,550
International Paper Co.                                    20,858       842,142
-------------------------------------------------------------------------------
                                                                      2,987,617

                                                         Number          Market
                                                        of Shares        Value
                                                        -----------------------
Petroleum and Petroleum Related: 12.2%
-------------------------------------------------------------------------------
Amerada Hess Corp.                                         22,300    $1,290,613
Amoco Corp.                                                32,400     2,608,200
Atlantic Richfield Co.                                     31,900     4,226,750
Baker Hughes Inc.                                          18,900       652,050
British Petroleum plc                                      82,364    11,644,210
Eni Spa (Italy)                                           132,300       678,942
Enron Corp.                                                12,900       556,313
Ethyl Corp.                                                36,100       347,463
Exxon Corp.                                                 8,300       813,400
GATX                                                       28,500     1,382,250
Halliburton Co.                                            24,700     1,488,175
Kerr McGee Corp.                                           14,300     1,029,600
Lyondell Petrochemical Co.                                 14,100       310,200
Mobil Corp.                                                16,500     2,017,125
Occidental Petroleum Corp.                                 44,700     1,044,863
Panenergy Corp.                                            31,000     1,395,000
Phillips Petroleum Co.                                     22,000       973,500
Questar Corp.                                              32,800     1,205,400
Royal Dutch Petroleum Co.                                  27,800     4,746,850
Santa Fe Energy Resources Inc. *                           25,600       355,200
Schlumberger Ltd.                                          44,800     4,474,400
Tenneco Inc. *                                             18,700       843,837
Total (France)                                             32,800     2,667,746
Total S.A.                                                 63,533     2,557,203
USX Marathon Group Inc.                                    98,400     2,349,300
Union Pacific Resource Group Inc.                           7,600       222,300
Unocal Corp.                                               68,800     2,795,000
Witco Corp.                                                35,700     1,088,850
-------------------------------------------------------------------------------
                                                                     55,764,740

Printing and Publishing: 0.7%
-------------------------------------------------------------------------------
Deluxe Corp.                                               27,700       907,175
Donelley R R & Sons Co.                                    41,700     1,308,337
Dow Jones & Co. Inc.                                       12,700       430,213
Ennis Business Forms Inc.                                  10,100       113,625
Hollinger International Inc.                               18,700       215,050
Houghton Mifflin Co.                                        4,500       254,813
-------------------------------------------------------------------------------
                                                                      3,229,213

Public Utilities: 2.5%
-------------------------------------------------------------------------------
Allegheny Power Systems Inc.                               20,800       631,800
American Electric Power Inc.                               60,300     2,479,837
Central Maine Power Co.                                    14,500       168,563
Cilcorp Inc.                                                6,000       219,750
Cinergy Corp.                                              43,000     1,435,125
DPL Inc.                                                   17,300       423,850
DQE Inc.                                                    5,000       145,000
El Paso Natural Gas Co.                                     1,739        87,825
MCN Corp.                                                  24,400       704,550
Northeast Utilities                                        42,900       568,425
Nova Corp. Alta                                             5,000        44,365
Nova Corp. Alta (Canada)                                   63,500       555,625
Pacific Gas & Electric Co.                                 48,700     1,022,700
Pacificorp                                                 10,000       205,000
Peco Energy Co.                                            14,000       353,500
Portland General                                           10,000       420,000
Unicom Corp.                                                9,300       252,263
Veba AG (Germany)                                          31,400     1,816,090
-------------------------------------------------------------------------------
                                                                     11,534,268

Railroads: 0.3%
-------------------------------------------------------------------------------
Burlington Northern Santa Fe                               16,300     1,407,913
-------------------------------------------------------------------------------

Real Estate: 0.8%
-------------------------------------------------------------------------------
Arden Realty Inc.                                           6,000       166,500
Equity Residential PPTYS TR                                23,300       961,125
First Industrial Realty Inc.                                8,800       267,300
Lennar Corp.                                               14,500       395,125
Liberty Property                                            3,300        84,975
Pinnacle West Capital Corp.                                28,000       889,000
Ryland Group Inc.                                          14,800       203,500
Tornet Fastighet (Sweden) *                                19,520       297,670
Weeks Corp.                                                 6,700       222,775
-------------------------------------------------------------------------------
                                                                      3,487,970

Restaurant: 0.1%
-------------------------------------------------------------------------------
Darden Restaurants Inc.                                    54,300       475,125
-------------------------------------------------------------------------------

Retail: 4.6%
-------------------------------------------------------------------------------
CVS Corp.                                                  29,100     1,204,012
Charming Shoppes Inc. *                                    27,900       140,372
Coles Myer Ltd. (Australia)                                58,347       240,232
Dayton Hudson Corp.                                        32,600     1,279,550
Dillard Department Stores Inc.                             10,300       318,013
Federated Department Stores Inc. *                         60,200     2,054,325
Fingerhut Cos. Inc.                                        19,000       232,750
Footstar Inc. *                                             8,577       213,353
Jostens Inc.                                               18,700       395,037
Limited Inc.                                               73,422     1,349,129
May Department Stores Co.                                  20,800       972,400
Michelin CGDE (France)                                     12,200       658,614
Payless Shoesource Inc. *                                  27,424     1,028,400
Sears, Roebuck & Co.                                       43,700     2,015,663
TJX Cos. Inc.                                              54,820     2,597,098
Toys "R" Us *                                              58,100     1,743,000
Wal-Mart Stores                                           196,700     4,499,513
Woolworth Corp. *                                          10,100       220,937
-------------------------------------------------------------------------------
                                                                     21,162,398

Securities Dealers: 0.8%
-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                   18,548       517,026
First Marathon Inc.                                        92,100     1,267,863
Lehman Brothers Holdings Inc.                              25,380       796,298
Merrill Lynch & Co. Inc.                                   11,900       477,487
Nomura Securities (Japan)                                  30,000       450,738
-------------------------------------------------------------------------------
                                                                      3,509,412

Ship Building: 0.1%
-------------------------------------------------------------------------------
Newport News Shipbuilding Inc. *                           31,440       471,600
-------------------------------------------------------------------------------

Steel: 0.2%
-------------------------------------------------------------------------------
Allegheny Teldyne Inc.                                     10,300       236,900
Inland Steel Industries Inc.                                4,600        92,000
Macerich Co.                                               14,700       384,038
-------------------------------------------------------------------------------
                                                                        712,938

Telecommunications: 4.5%
-------------------------------------------------------------------------------
Alcatel Alsthon (France)                                    2,540       204,042
American Telephone & Telegraph Co.                         22,700       987,450
Ameritech Corp.                                            58,700     3,558,687
BCE Inc.                                                    1,800        85,950
BCE Inc. (Canada)                                          22,400     1,068,225
Bell Atlantic Corp.                                        33,200     2,149,700
Bellsouth Corp.                                            65,600     2,648,600
Frontier Corp.                                             32,600       737,575
Lucent Technologies Inc.                                   11,699       541,079
MCI Communications Corp.                                   19,600       640,675
MFS Communications Inc. *                                     189        10,277
Manitoba Tel System *                                      22,700       215,512
Nynex Corp.                                                91,000     4,379,375
SBC Communications Inc.                                    37,200     1,925,100
Telus Corp. (Canada)                                       48,500       704,849
U.S. West Inc. *                                           21,000       685,125
-------------------------------------------------------------------------------
                                                                     20,542,221

Textiles-Apparel Manufacturing: 0.3%
-------------------------------------------------------------------------------
Burlington Industries Inc. *                               27,100       298,100
Kellwood Co.                                               42,400       848,000
Stride Rite Corp.                                          24,100       241,000
-------------------------------------------------------------------------------
                                                                      1,387,100

Textile Products: 0.2%
-------------------------------------------------------------------------------
Unifi Inc.                                                 35,700     1,146,863
-------------------------------------------------------------------------------

Transportation: 0.3%
-------------------------------------------------------------------------------
CSX Corp.                                                  32,600     1,377,350
-------------------------------------------------------------------------------

                                                         Number      Market
                                                         of Shares    Value
                                                     --------------------------
Waste Management: 1.1%
-------------------------------------------------------------------------------
Browning Ferris Industries Inc.                            80,300    $2,107,875
WMX Technologies Inc.                                      93,700     3,056,962
-------------------------------------------------------------------------------
                                                                      5,164,837
Total Common Stocks: 88.4%
(Cost $312,573,764)                                                 403,995,966
-------------------------------------------------------------------------------

Preferred Stocks:

Aetna Inc.                                                 12,400       984,250
AirTouch Communications Inc.                               55,100     1,501,474
American Bankers Insurance Group Inc.                       1,400        83,563
Armco Inc.                                                  1,500        64,875
Atlantic Richfield Co.                                     15,400       331,100
Boatmens Bancshares Inc.                                   11,000       611,875
Chiquita Brands International Inc.                         15,500       666,500
Chiquita Brands International Inc.                          7,300       388,725
Conseco Inc.                                                6,100       693,875
Crown Cork & Seal Inc.                                      7,400       384,800
Federal Mogul Corp.                                         9,000       546,750
Hilton Hotels Corp. *                                      17,300       426,013
Hollinger International Inc.                               47,000       540,500
International Paper Capital Trust                           6,100       280,600
K Mart Financing I                                         24,700     1,204,125
Kaiser Aluminum Corp.                                      26,500       298,125
Loral Space & Communications *                              9,500       539,125
MFS Communications Inc.                                    12,900     1,185,187
Occidental Petroleum Corp.                                 19,500     1,150,500
Reynolds Metals Co.                                        33,800     1,580,150
RJR Nabisco Holdings Corp.                                467,600     3,156,300
Salomon Inc.                                               16,700       515,613
Santa Fe Energy Resources Inc.                              9,900       121,275
St Paul Capital LLC                                         3,000       166,125
Time Warner Financing Trust                                25,400       984,250
Trans World Airlines Inc.                                   5,700       138,225
TJX Cos. Inc.                                               1,700       445,188
Tosco Fing Trust *                                          3,200       165,200
Wang Labs Inc.                                              8,100       413,100
Westinghouse Electric Corp.                                61,000     1,090,374
Williams Companies Inc.                                     3,600       313,200
-------------------------------------------------------------------------------

Total Preferred Stocks: 4.6%
(Cost $19,094,847)                                                   20,970,962
-------------------------------------------------------------------------------

                                                      Maturity
Repurchase Agreement:                                  Amount
                                                     ----------

State Street Bank and Trust  Co. repurchase
agreement, dated 12/31/96, 4.75%, maturing
1/2/97, collateralized by U.S. Treasury
Notes 6.375%, 3/31/01                                 $22,346,000    22,346,000
-------------------------------------------------------------------------------

Total Repurchase Agreement: 4.9%
(Cost $22,346,000)                                                   22,346,000
-------------------------------------------------------------------------------

Total Investments: 101.5%
(Cost $379,238,114)                                                 463,779,395
-------------------------------------------------------------------------------

Other Assets Under Liabilities: (1.5%)                               (6,626,058)
--------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $15.780 per share
  based on 28,971,111 shares
  issued and outstanding)                                          $457,153,337
===============================================================================

Lincoln National Global Asset
   Allocation Fund, Inc.

Statement of Net Assets
December 31, 1996

Investments:

                                                         Par           Market
Long-Term Debt Investments:                            Amount **        Value
                                                      -------------------------
U.S. Government and Agency Obligations: 8.3%
-------------------------------------------------------------------------------
FDIC REMIC Trust
  9.9%, 7/25/26                                          $800,000      $796,250
FNMA
  7.5%, 12/1/99                                         2,400,000     2,398,488
  6.5%, 12/1/99                                         1,285,000     1,273,755
  7.0%, 12/1/99                                           860,000       840,917
  6.5%, 12/1/99                                           530,000       505,488
  9.5%, 5/1/07                                          1,034,953     1,087,663
  7.5%, 7/1/7                                             373,220       381,920
  6.5%, 1/1/11                                            918,724       901,783
  6.5%, 2/1/11                                            929,838       912,692
  6.5%, 6/1/11                                            366,514       359,756
  7.5%, 2/1/14                                            709,184       708,962
  7.0%, 10/25/23                                          961,131       884,837
  7.0%, 8/1/25                                            359,469       351,715
  7.0%, 8/1/25                                            331,503       324,352
  7.0%, 9/1/25                                            551,149       539,260
  6.5%, 9/1/25                                             26,229        25,048
  6.5%, 12/1/25                                           462,107       441,312
  6.5%, 3/1/26                                            489,807       467,766
  6.5%, 3/1/26                                            140,397       133,904
  6.5%, 4/1/26                                            511,003       488,008
  7.4%, 5/1/26                                            672,061       665,808
  7.0%, 5/1/26                                            520,516       508,966
  7.0%, 5/1/26                                            474,841       464,304
  7.5%, 5/1/26                                            368,632       368,400
  7.5%, 7/1/26                                                809           808
GNMA Pool
  9.5%, 1/15/06                                           676,479       709,241
  11.0%, 12/15/15                                          66,054        73,773
  11.0%, 12/15/15                                          62,671        69,995
  11.0%, 12/15/15                                           4,972         5,553
  9.0%, 4/15/25                                            14,978        15,821
  7.5%, 11/15/25                                          705,867       706,524
  7.5%, 12/15/25                                          275,025       275,280
  7.5%, 1/15/26                                           194,578       194,759
  7.5%, 1/15/26                                            26,466        26,490
  7.0%, 2/15/26                                           293,085       286,673
  7.0%, 4/15/26                                           289,414       283,082
  7.0%, 4/15/26                                           139,955       136,893
  7.0%, 6/15/26                                           686,469       671,449
  7.0%, 6/15/26                                            64,322        62,915
  7.0%, 6/15/26                                            28,780        28,151
U.S. Treasury Bonds
  8.13%, 8/15/19 +                                      1,860,000     2,151,499
  6.5%, 11/15/26 +                                         50,000        49,071
United States Treasury Notes
  5.875%, 10/31/98 +                                      640,000       639,898
  5.63%, 11/30/98 +                                     3,495,000     3,479,168
  6.63%, 7/31/01                                          235,000       239,113
  6.5%, 8/15/05                                           165,000       166,418
-------------------------------------------------------------------------------
                                                                     26,103,928
Collateralized Mortgage Obligations: 1.4%
-------------------------------------------------------------------------------
Capital Equipment Receivables Trust
 6.28%, 6/15/00                                           180,000       180,250
Citicorp Mortgage Securities Inc.
 5.75%, 12/01/08                                          885,000       859,247
Collateralized Mortgage Obligation Trust
 9.0%, 11/20/20                                         1,284,415     1,393,179
CS First Boston Mortgage Securities Corp.
 7.0%, 3/15/27                                            280,000       284,288
GE Capital  Mortgage Services Inc.
 7.25%, 7/25/11                                           438,102       437,387
Premier Auto Trust
 6.4%, 10/6/01                                            340,000       341,700


                                                            Par        Market
                                                          Amount **    Value
                                                         ----------------------
Standard Credit Card Master Trust I
 8.875%, 9/7/99                                          $400,000      $416,000
 6.75%, 6/7/00                                            420,000       424,200
-------------------------------------------------------------------------------
                                                                      4,336,251

Advertising 0.4%
-------------------------------------------------------------------------------
Adams Outdoor Advertising Ltd.
 10.75%, 3/15/06                                          350,000       371,000
Lamar Advertising Co.
 9.675%, 12/1/06                                          160,000       165,600
Outdoor Systems Inc.
 9.375%, 10/15/06                                           5,000         5,138
Universal Outdoor Inc.
 9.75%, 10/15/06                                          500,000       516,250
 9.75%, 10/15/06                                          200,000       206,500
-------------------------------------------------------------------------------
                                                                      1,264,488

Aerospace  0.3%
-------------------------------------------------------------------------------
BE Aerospace Inc.
 9.875%, 2/1/06                                           200,000       210,000
Howmet Corp. Del
 10.0%, 12/1/03                                           100,000       109,250
Lockheed Martin Corp.
 7.25%, 5/15/06                                           410,000       417,121
Northrop Grumman Corp.
 7.0%, 3/1/06                                             110,000       108,587
-------------------------------------------------------------------------------
                                                                        844,958

Banking and Insurance  0.7%
-------------------------------------------------------------------------------
ABN Amro Bank NV Chicago Brh
 7.55%, 6/28/06                                           230,000       238,135
Banco Nacional De Comm Ext Snc
 11.25%, 5/28/06                                           75,000        81,337
Bankamerica Corp.
 8.375%, 3/15/02                                          245,000       262,153
Capital One Bank
 7.35%, 6/20/00                                           260,000       263,999
Chevy Chase Savings Bank
 9.25%, 12/1/05                                           150,000       153,000
Merita Bank Ltd.
 6.5%, 1/15/06                                            275,000       261,852
Nations Bank Corp.
 6.5%, 3/15/06                                            270,000       259,478
Ocwen Federal Bank
 12.0%, 6/15/05                                            25,000        27,500
Royal Bank Scotland Group
 6.375%, 2/1/11                                           290,000       267,525
Travelers Aetna Property Casualty Corp.
 7.75%, 4/15/26                                           255,000       262,375
-------------------------------------------------------------------------------
                                                                      2,077,354

Broadcasting: 1.6%
-------------------------------------------------------------------------------
Allbritton Communications Co. *
 11.5%, 8/15/04                                            15,000        15,900
 9.75%, 11/30/07                                           85,000        82,450
American Radio Systems Corp.
 9.0%, 2/1/06                                             300,000       294,000
Benedek Communications
 1.0%, 5/15/06                                            150,000        85,875
Chancellor Broadcasting Co.
 9.375%, 10/1/04                                          150,000       151,500
Frontiervision Oper Partners Lp
 11.0%, 10/15/06                                           15,000        14,981
Granite Broadcasting Corp.
 12.75%, 9/1/02                                           200,000       218,000
 9.375%, 12/1/05                                          235,000       225,600
Heartland Wireless Communications Inc.
 14.0%, 11/15/04                                          165,000       171,187
Jacor Communications Co.
 9.75%, 12/15/06                                           35,000        35,744
Jcac Inc.
 10.125%, 6/15/06                                         150,000       154,500
Jones Intercable Inc.
 9.625%, 3/15/02                                          100,000       105,000
 10.5%, 3/1/08                                            650,000       702,000
Lenfest Communications Inc.
 10.5%, 6/15/06                                           300,000       316,500


                                                          Par           Market
                                                          Amount **     Value
                                                         ----------------------

Marcus Cable Co. Lp / Marcus
 11.875%, 10/1/05                                        $125,000      $132,344
 1.0%, 12/15/05                                           140,000        98,875
SFX Broadcasting Inc.
 10.75%, 5/15/06                                          500,000       527,500
Sinclair Broadcasting Group Inc.
 10.0%, 9/30/05                                            75,000        76,125
Sullivan Broadcasting
 10.25%, 12/15/05                                         450,000       451,125
Viacom Inc.
 8.0%, 7/7/06                                           1,050,000     1,015,875
Wireless One Inc.
 13.0%, 10/15/03                                          150,000       145,500
Young Broadcasting Inc.
 11.75%, 11/15/04                                          75,000        81,750
-------------------------------------------------------------------------------
                                                                      5,102,331

Building Materials:  0.1%
-------------------------------------------------------------------------------
Southdown Inc.
 10.0%, 3/1/06                                            125,000       131,875
Waxman Industries Inc. *
 1.0%, 6/1/04                                              75,000        54,938
-------------------------------------------------------------------------------
                                                                        186,813

Chemicals:  0.2%
-------------------------------------------------------------------------------
Astor Corp.
 10.5%, 10/15/06                                           15,000        15,337
Freedom Chemical Co.
 10.625%, 10/15/06                                         10,000        10,500
Harris Chemical North America Inc.
 1.0%, 7/15/01                                            125,000       129,844
 10.75%, 10/15/03                                         300,000       310,500
ISP Holdings Inc.
 9.75%, 2/15/02                                           150,000       153,750
Sterling Chemicals Holdings Inc. *
 13.5%, 8/15/08                                           300,000       174,000
-------------------------------------------------------------------------------
                                                                        793,931
Coal and Gas:  0.3%
-------------------------------------------------------------------------------
Columbia Gas System Inc.
 7.32%, 11/28/10                                          500,000       491,280
Ras Laffan Liquefied Natural Gas
 7.625%, 9/15/06                                          175,000       175,656
 8.294%, 9/15/14                                           90,000        90,788
Transtexas Gas Corp. *
 11.5%, 6/15/02                                           150,000       162,000
 13.25%, 12/15/03                                         257,000       141,350
-------------------------------------------------------------------------------
                                                                      1,061,074

Consumer Products and Services:  0.7%
-------------------------------------------------------------------------------
Affinity Group Inc.
 11.5%, 10/15/03                                          250,000       260,000
Coinmach Corp.
 11.75%, 11/15/05                                         225,000       243,563
Herff Jones Inc.
 11.0%, 8/15/05                                           100,000       107,000
Imed Corp. Del
 9.75%, 12/1/06                                           100,000       101,750
Inter City Products Corp.
 9.75%, 3/1/00                                            235,000       238,525
Pierce Leahy Corp.
 11.125%, 7/15/06                                         325,000       355,063
 11.125%, 7/15/06                                         225,000       245,812
Radnor Holdings Corp.
 10.0%, 12/1/03                                            55,000        56,100
Remington Product Co. Llc
 11.0%, 5/15/06                                            75,000        63,750
Sampoerna International Finance Co. B V
 8.375%, 6/15/06                                          475,000       482,775
-------------------------------------------------------------------------------
                                                                      2,154,338

Container:  0.2%
-------------------------------------------------------------------------------
Ivex Holdings Corp. *
 1.0%, 3/15/05                                             90,000        69,975
Ivex Packaging
 12.5%, 12/15/02                                          100,000       108,250

                                                         Par           Market
                                                        Amount **       Value
                                            -----------------------------------

Owens Illinois Inc.
 10.5%, 6/15/02                                          $150,000      $158,250
Stone Container Corp.
 11.5%, 10/1/04                                           300,000       315,000
U S Can Corp.
 10.125%, 10/15/06                                         15,000        15,769
-------------------------------------------------------------------------------
                                                                        667,244

Drug and Hospital Supplies:  0.1%
-------------------------------------------------------------------------------
Graphic Controls Corp.
 12.0%, 9/15/05                                            75,000        83,063
Wright Medical Technology Inc.
 10.75%, 7/1/00                                           325,000       328,250
-------------------------------------------------------------------------------
                                                                        411,313

Electrical and Electronics:  0.2%
-------------------------------------------------------------------------------
Amphenol Corp.
 12.75%, 12/15/02                                         550,000       594,000
Celestica International Inc.
 10.5%, 12/31/06                                           25,000        26,250
Integrated Device Technology
  5.5%, 6/1/02                                             20,000        17,650
National Semiconductor Corp.
  6.5%, 10/1/02                                            10,000         9,788
Rayovac Corp.
 10.25%, 11/1/06                                           10,000        10,250
Ucar Global Enterprises Inc.
 12.0%, 1/15/05                                           100,000       115,250
VLSI Technology Inc.
 8.25%, 10/1/05                                            20,000        19,800
-------------------------------------------------------------------------------
                                                                        792,988

Entertainment:  1.2%
-------------------------------------------------------------------------------
Act III Theaters
 11.875%, 2/1/03                                          325,000       358,312
Alliance Gaming Group
 12.875%, 6/30/03                                          75,000        78,938
Argosy Gaming Co.
 12.0%, 6/1/01                                            100,000        81,000
 13.25%, 6/1/04                                           100,000        93,250
Aztar Corp.
 13.75%, 10/1/04                                           50,000        53,250
Casino America Inc.
 12.5%, 8/1/03                                            150,000       142,125
Casino Magic La Corp.
 13.0%, 8/15/03                                           200,000       197,500
Cinemark USA Inc.
 9.625%, 8/1/08                                           100,000       100,000
 9.625%, 8/1/08                                            75,000        75,000
Coast Hotels & Casinos Inc.
 13.0%, 12/15/02                                          400,000       441,500
Colorado Gaming & Enertainment Co. *
 12.0%, 6/1/03                                             75,000        72,000
Grand Casinos Inc.
 10.13%, 12/1/03                                           75,000        75,375
Hollywood Casino Inc.
 12.75%, 11/1/03                                           75,000        72,000
Mohegan Tribal Gaming Authority Con
 13.5%, 11/15/02                                          175,000       231,000
Players International Inc.
 10.875%, 4/15/05                                         475,000       470,250
Six Flags Theme Parks Inc. *
 1.0%, 6/15/05                                            400,000       376,000
Time Warner Entertainment Co. L P
 7.25%, 9/1/08                                            370,000       359,995
Time Warner Inc.
 8.875%, 10/1/12                                          160,000       174,896
Trump Atlantic City Associates
 11.25%, 5/1/06                                           200,000       198,000
-------------------------------------------------------------------------------
                                                                      3,650,391

Finance:  1.4%
-------------------------------------------------------------------------------
Aegon NV (Netherlands)
 8.0%, 8/15/06                                            320,000       340,874
Aim Management Group
 9.0%,  11/15/03                                          250,000       271,250


                                                         Par           Market
                                                        Amount **       Value
                                            -----------------------------------
American Life Holding Co.
 11.25%, 9/15/04                                         $150,000      $171,750
CBM Funding Corp.
 7.55%, 7/1/04                                            282,511       286,131
Commercial Credit Group Inc.
 7.875%, 2/1/25                                           240,000       259,046
Cons Gru Dina Mcii Holding USA Inc.
 1.0%, 11/15/02                                           300,000       247,500
E & S Holdings Corp.
 10.375%, 10/1/06                                          10,000        10,475
First Nationwide Parent Holdings
 12.5%, 4/15/03                                           450,000       504,000
Ford Motor Credit Co.
 7.0%, 9/25/01                                            260,000       263,877
GE Capital Mortgage Services Inc.
 6.0%, 2/25/24                                            600,000       596,322
ICG Holdings Inc. *
 1.0%, 5/1/06                                             375,000       242,813
North Fork Capital Trust A
 8.7%,  12/15/26                                           50,000        50,125
Presley Cos. De
 12.5%, 7/1/01                                             75,000        72,375
Provident Capital Trust I
 8.6%, 12/1/26                                            120,000       121,658
PRT Funding Corp.
 11.625%, 4/15/04                                         100,000        74,500
Reliance Group Holdings Inc.
 9.75%, 11/15/03                                          575,000       598,000
Riggs Capital Trust
 8.625%, 12/31/26                                          35,000        34,447
Rose Hills Acquisition Corp.
 9.5%, 11/15/04                                            20,000        20,500
Southern Investments UK plc
 6.8%, 12/1/06                                            195,000       190,427
Stater Brothers Holdings Inc.
 11.0%, 3/1/01                                            150,000       162,750
-------------------------------------------------------------------------------
                                                                      4,518,820

Financial Services: 1.5%
-------------------------------------------------------------------------------
Aames Financial Corp.
 9.125%, 11/1/03                                          120,000       122,100
Banponce Financial Corp.
 6.75%, 8/9/01                                            285,000       284,969
Brylane Capital Corp.
 10.0%, 9/01/03                                            75,000        77,250
Cobb Theatres LLC /Cobb Financial
 10.625%, 3/1/03                                          100,000       105,750
Continental Financial Corp.
 8.375%, 8/15/03                                          125,000       128,750
Dollar Financial Group Inc.
 10.875%, 11/15/06                                         20,000        20,600
Empresa Distribuidora Norte
 9.75%, 12/4/01                                            75,000        77,531
Empress River Casino Finance Corp.
 10.75%,  4/1/02                                           40,000        43,400
Fifth Third Bank Auto Trust
 6.45%, 3/15/02                                           249,898       250,912
Financing Corp. CPN Fico  *
 0.0%, 4/6/06                                           1,200,000       645,996
 0.0%, 5/11/06                                          1,200,000       642,288
First Financial Caribbean Corp.
 7.84%, 10/10/06                                          140,000       141,092
First Nationwide Escrow Corp. *
 10.625%, 10/1/03                                         225,000       243,000
Ford Acquisition Co.
 12.5%, 7/15/04                                            50,000        50,875
Intertek Financial Corp.
 10.25%, 11/1/06                                           35,000        36,400
Lady Luck Gaming Finance Corp.
 11.875%, 3/1/01                                           90,000        87,300
Midland Funding Corp. II
 11.75%, 7/23/05                                          225,000       249,111
Ocwen Financial Corp.
 11.875%, 10/1/03                                          15,000        16,350
Olympic Financial Ltd.
 13.0%, 5/1/00                                             15,000        16,350
Polysindo International Finance Co. B V
 11.375%, 6/15/06                                         110,000       120,175

                                                         Par           Market
                                                        Amount **       Value
                                            -----------------------------------

Residential Funding Mortgage Securities
  5.07%, 10/25/08                                        $600,000      $591,281
Sears Credit Account Master Trust II
  6.45%, 10/15/06                                         230,000       230,064
Sears Roebuck Acceptance Corp.
  6.15%, 11/15/02                                         250,000       241,383
Stone Container Finance Co. Canada
  11.5%, 8/15/06                                          200,000       210,000
-------------------------------------------------------------------------------
                                                                      4,632,929

Food and Beverage:  0.3%
-------------------------------------------------------------------------------
Canandaigua Wine Inc.
  8.75%, 12/15/03                                          55,000        53,625
Chiquita Brands International Inc.
  9.625%, 1/15/04                                         350,000       361,375
Mafco Inc.
  11.875%, 11/15/02                                       100,000       105,500
Parker Distilling Co.
  9.75%, 11/15/06                                          35,000        36,838
Premium Standard Farms Inc. *
  11.0%, 9/17/03                                          150,000       158,625
RJR Nabisco Inc.
  8.75%, 8/15/05                                          115,000       115,517
Safeway Inc.
  8.57%, 4/1/03                                           250,000       263,973
-------------------------------------------------------------------------------
                                                                      1,095,453

Foreign Government:  8.8%
-------------------------------------------------------------------------------
Argentina (Republic of)
  1.0%, 3/31/05                                           360,640       313,757
Australia (Commonwealth)
  10.0%, 10/15/02                                       1,085,000       979,268
  10.0%, 2/15/06                                          950,000       884,404
Canada (Government of)
  8.75%, 12/1/05                                          570,000       483,919
  9.0%, 6/1/25                                          1,105,000       993,637
Denmark (Kingdom of) *
  8.0%, 3/15/06                                         2,895,000       540,589
France (Government of)
  4.50%, 10/12/98                                       4,235,000       830,349
  7.0%, 10/12/00                                       19,290,000     4,072,147
  6.0%, 10/25/25                                        1,274,000       220,375
Germany (Federal Republic of)
  5.25%, 2/21/01                                        3,470,000     2,322,426
  7.375%, 1/3/05                                        1,430,000     1,031,332
  6.875%, 5/12/05                                         810,000       566,758
  6.25%, 4/26/06                                        4,700,000     3,156,953
Italy (Republic of)
  9.5%, 2/1/01                                      1,825,000,000     1,321,050
Mexican Cetes (Mexico)
  0.01%, 4/30/97                                       15,759,000       184,224
  0.01%, 11/6/97                                       12,899,000       133,884
Quebec (Province of)
  7.125%, 2/9/24                                          300,000       288,102
Russia Nonperform Loan *
  0.01%, 9/9/99                                           404,000       320,675
Spain (Government of)
  10.1%, 2/28/01                                      137,500,000     1,219,574
Sweden (Kingdom of)
  10.25%, 5/5/00                                        8,100,000     1,371,877
Treasury (UK)
  9.0% conversion, 3/3/00                                 250,000       450,520
  7.75%, 9/8/06                                         2,215,000     3,857,606
  8.5%, 7/16/07                                           375,000       687,827
Treuhandanstalt (Germany)
  5.625%, 9/24/98                                       1,830,000     1,232,408
Venezuela (Republic of)
  1.0%, 12/18/07                                          250,000       220,314
-------------------------------------------------------------------------------
                                                                     27,683,975

Health and Personal Care:  0.2%
-------------------------------------------------------------------------------
Abbey Healthcare Group Inc.
  9.5%, 11/1/02                                            75,000        78,375
Columbia/HCA Healthcare Corp. *
  6.41%, 6/15/00                                          150,000       149,703
Health O Meter
  13.0%, 8/15/02                                          400,000       437,000
Icon Fitness Corp. *
  1.0%, 11/15/06                                           60,000        31,500
-------------------------------------------------------------------------------
                                                                        696,578

Hospital and Health Care:  0.2%
-------------------------------------------------------------------------------
Genesis Health Ventures Inc.
  9.25%, 10/1/06                                          115,000       118,450
Integrated Health Services Inc.
  9.625%, 5/31/02                                         150,000       154,875
Manor Care Inc.
  7.5%, 6/15/06                                           285,000       291,237
Paracelsus Healthcare Corp.
  10.0%, 8/15/06                                          150,000       141,000
-------------------------------------------------------------------------------
                                                                        705,562

Hotels:  0.1%
-------------------------------------------------------------------------------
Hammon John Q Hotels
  8.875%, 2/15/04                                         100,000        98,750
Host Marriott Travel Plazas Inc.
  9.5%, 5/15/05                                           125,000       130,469
Prime Hospitality Corp.
  9.25%, 1/15/06                                           50,000        50,750
-------------------------------------------------------------------------------
                                                                        279,969

Industrial:  0.6%
-------------------------------------------------------------------------------
Abraxas Pete Corp. Canada
  11.5%, 11/1/01                                           30,000        32,174
Amtrol Inc.
  10.625%, 12/31/06                                        15,000        15,450
Arcadian Partners Lp
  10.75%, 5/1/05                                          300,000       329,250
Atrium Inc.
  10.5%, 11/15/06                                          65,000        66,137
Flores And Rucks Inc.
  9.75%, 10/1/06                                          465,000       492,900
Forcenergy Inc.
  9.5%, 11/1/06                                            30,000        31,313
Lear Corp.
  9.5%, 7/15/06                                           100,000       108,000
Materials Corp. America
  8.625%, 12/15/06                                         25,000        24,937
Maxus Energy Corp. Mtn Bk Ent
  10.83%, 9/1/04                                          200,000       204,066
Safelite Glass Corp.
  9.875%, 12/15/06                                         15,000        15,488
Service Corp. International *
  6.375%, 10/1/00                                         440,000       436,531
-------------------------------------------------------------------------------
                                                                      1,756,246

Machinery and Engineering:  0.1%
-------------------------------------------------------------------------------
Hawk Corp.
  10.25%, 12/1/03                                          25,000        25,625
Sequa Corp.
  9.375%, 12/15/03                                         75,000        76,500
Terex Corp.
  13.75%, 5/15/02                                         150,000       162,750
UNC Inc. *
  9.125%, 7/15/03                                         100,000       101,500
-------------------------------------------------------------------------------
                                                                        366,375

Metals and Mining:  0.2%
-------------------------------------------------------------------------------
Maxxam Group Holdings Inc.
  12.0%, 8/1/03                                            45,000        45,900
Noranda Inc.
  7.0%, 7/15/05                                           265,000       262,367
Renco Metals Inc.
  11.5%, 7/1/03                                           125,000       130,625
Sociedad Quimira Y Minera
  7.7%, 9/15/06                                           120,000       122,689
-------------------------------------------------------------------------------
                                                                        561,581

Miscellaneous:  0.0%
-------------------------------------------------------------------------------
Mettler Toledo Inc.
  9.75%, 10/1/06                                           20,000        21,000
-------------------------------------------------------------------------------

                                                           Par          Market
                                                        Amount **        Value
                                                       -------------------------

Motor Vehicles and Equipment:  0.2%
--------------------------------------------------------------------------------
Aftermarket Technology Corp.
  12.0%, 8/1/04                                          $150,000      $166,500
A P S Inc.
  11.875%, 1/15/06                                        125,000       136,250
Blue Bird Body Co.
  10.75%, 11/15/06                                         25,000        26,125
Clark Material Handling Corp.
  10.75%, 11/15/06                                         35,000        36,400
Daimler Benz North American Corp.
  7.375%, 9/15/06                                          15,000        15,410
Exide Corp.
  2.9%, 12/15/06                                          150,000        88,875
Harvard Industries Inc.
  11.125%, 8/1/05                                         100,000        83,000
Motors & Gears Inc.
  10.75%, 11/15/06                                         40,000        41,400
--------------------------------------------------------------------------------
                                                                        593,960

Office and Business Equipment and Services:  0.4%
--------------------------------------------------------------------------------
Commodore Media Inc.
  1.0%, 5/1/03                                            150,000       156,000
Computervision Corp.
  11.375%, 8/15/99                                        250,000       261,250
Outsourcing Solutions Inc.
  11.0%, 11/1/06                                           20,000        20,950
Paging Network Inc. *
  10.0%, 10/15/08                                         350,000       355,688
Real Time Data Inc. *
  1.0%, 8/15/06                                             4,000        22,000
Scotsman Group Inc.
  9.5%, 12/15/00                                          150,000       153,750
Unisys Corp.
  11.75%, 10/15/04                                        140,000       149,450
United Stationers Supply Co.
  12.75%, 5/1/05                                          200,000       221,000
--------------------------------------------------------------------------------
                                                                      1,340,088

Paper:  0.4%
--------------------------------------------------------------------------------
Florida Coast Paper Co. LLC
  12.75%, 6/1/03                                          550,000       594,000
Gaylord Container Corp.
  11.5%, 5/15/01                                          100,000       108,000
Repap New Brunswick Inc.
  10.625%, 4/15/05                                        150,000       156,750
Riverwood International Corp.
  10.875%, 4/1/08                                         350,000       320,250
--------------------------------------------------------------------------------
                                                                      1,179,000

Petroleum and Petroleum Related:  0.3%
--------------------------------------------------------------------------------
HS Resource Inc.
  9.25%, 11/15/06                                          75,000        76,688
Husky Oil Ltd.
  7.55%, 11/15/16                                         250,000       247,683
Kelley Oil & Gas Corp.
  10.375%, 10/15/06                                        30,000        31,200
Lasmo USA Inc.
  7.5%, 6/30/06                                           200,000       205,282
Norcen Energy Research Ltd.
  7.375%, 5/15/06                                         150,000       151,745
Transamerican Refining Corp. *
  1.0%, 2/15/02                                           125,000       102,500
--------------------------------------------------------------------------------
                                                                        815,098

Plastics:  0.0%
--------------------------------------------------------------------------------
Clark-Schwebel Inc.
  10.5%, 4/15/06                                           75,000        79,875
Key Plastics Inc.
  14.0%, 11/15/99                                          50,000        51,625
--------------------------------------------------------------------------------
                                                                        131,500

Printing and Publishing:  0.1%
--------------------------------------------------------------------------------
American Media Operations Inc.
  11.625%, 11/15/04                                       150,000       159,000
Gray Communications System Inc.
  10.625%, 10/1/06                                          5,000         5,300
--------------------------------------------------------------------------------
                                                                        164,300

Public Utilities:  0.8%
--------------------------------------------------------------------------------
Aes Corp.
  9.75%, 6/15/00                                           75,000        77,625
American Communications Services *
  1.0%, 11/1/05                                           200,000       120,000
  1.0%, 4/1/06                                            150,000        82,875
Chesapeake Energy Corp.
  9.125%, 4/15/06                                         150,000       156,375
Cleveland Electric Illumination Co.
  9.5%, 5/15/05                                           500,000       527,190
  9.0%, 7/1/23                                            200,000       200,536
Connecticut Light & Power Co
  7.875%, 6/1/01                                          190,000       194,066
Costilla Energy Inc.
  10.25%, 10/1/06                                          10,000        10,450
Edison Mission Energy Funding Corp.
  7.33%, 9/15/08                                          100,000       100,420
El Paso Electric Co.
  9.4%, 5/1/11                                            150,000       159,000
El Paso Natural Gas Co.
  7.5%, 11/15/26                                          155,000       153,073
Hidroelec Piedra Del Aguila
  10.625%, 10/9/01                                         10,000        10,513
Jersey Central Power & Light
  6.85%, 11/27/06                                         115,000       114,695
Long Island Lighting Co.
  9.0%, 11/1/22                                           150,000       157,875
Niagara Mohawk Power Corp.
  9.95%, 6/1/00                                           150,000       138,750
  5.875%, 9/1/02                                          275,000       243,317
Northeast Utilities Series A
  8.575%, 12/1/06                                          14,277        14,322
--------------------------------------------------------------------------------
                                                                      2,461,082

Real Estate:  0.1%
--------------------------------------------------------------------------------
Brooks Fiber Properties Inc. *
  1.0%, 3/1/06                                            450,000       288,000
--------------------------------------------------------------------------------

Restaurant:  0.0%
--------------------------------------------------------------------------------
Ameriking Inc.
  10.75%, 12/1/06                                          40,000        41,400
--------------------------------------------------------------------------------

Retail:  0.7%
--------------------------------------------------------------------------------
CSK Auto Inc.
  11.0%, 11/1/06                                          340,000       357,000
Finlay Enterprises *
  1.0%, 5/1/05                                            300,000       256,500
Finlay Fine Jewerly Corp.
  10.625%, 5/1/03                                         125,000       125,625
Guess Inc.
  9.5%, 8/15/03                                           350,000       358,750
K Mart Corp.
  8.19%, 11/24/03                                         100,000        89,858
  8.375%, 7/1/22                                          500,000       420,000
Loehmanns Inc.
  11.875%, 5/15/03                                         75,000        80,813
Mothers Work Inc.
  12.625%, 8/1/05                                          50,000        53,000
Parisian Inc.
  9.875%, 7/15/03                                          75,000        75,750
Phar Mor Inc.
  11.72%, 9/11/02                                         125,000       129,375
Rite Aid Corp.
  6.7%, 12/15/01                                          115,000       114,780
Shopko Stores Inc.
  8.5%, 3/15/02                                           100,000        98,084
Southland Corp.
  5.0%, 12/15/03                                          200,000       164,000
--------------------------------------------------------------------------------
                                                                      2,323,535

Securities Dealers:  0.1%
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
  6.4%, 12/27/99                                          320,000       318,144
--------------------------------------------------------------------------------

                                                           Par          Market
                                                        Amount **        Value
                                                       -------------------------

Ship Building:  0.0%
--------------------------------------------------------------------------------
Newport News Shipbuilding Inc.
  8.625%, 12/1/06                                        $60,000        $61,500
  9.25%, 12/1/06                                          55,000         56,375
--------------------------------------------------------------------------------
                                                                        117,875

Shoes:  0.0%
--------------------------------------------------------------------------------
Genesco Inc.
  10.375%, 2/1/03                                         20,000         20,500
--------------------------------------------------------------------------------

Steel:  0.1%
--------------------------------------------------------------------------------
AK Steel Corp.
  9.125%, 12/15/06                                        65,000         66,787
WCI Steel Inc.
  10.0%, 12/1/04                                         100,000        102,000
--------------------------------------------------------------------------------
                                                                        168,787

Telecommunications:  2.5%
--------------------------------------------------------------------------------
Adelphia Communications Corp.
  12.5%, 5/15/02                                         750,000        768,750
AirTouch Communications Inc.
  7.125%, 7/15/01                                        380,000        386,156
American Telecasting Inc. *
  1.0%, 8/15/05                                          100,000         36,000
Arch Communications Group Inc. *
  1.0%, 3/15/08                                          250,000        142,500
Argyle Television Inc.
  9.75%, 11/1/05                                         100,000        101,500
Cablevision System Corp. *
  9.25%, 11/1/05                                         150,000        148,500
Cencall Communications Corp. *
  1.0%, 1/15/04                                          375,000        256,406
Centennial Cellular Corp.
  8.875%, 11/1/01                                        250,000        241,250
Century Communications Corp.
  9.5%, 3/1/05                                            50,000         51,250
  11.875%, 10/15/03                                       50,000         53,000
Comcast Corp.
  9.5%, 1/15/08                                           50,000         51,750
Compania De Telocomunicaciones
  7.625%, 7/15/06                                        410,000        420,373
Echostar Communications Corp. *
  1.0%, 6/1/04                                           300,000        248,250
Echostar Satellite Broadcasting Corp. *
  1.0%, 3/15/04                                          100,000         75,500
Gst USA Inc.
  1.0%, 12/15/05                                         500,000        305,000
Hyperion Telecommunications Inc. *
  13.0%, 4/15/03                                         200,000        113,500
Intercel Inc. *
  1.0%, 2/1/06                                             4,000        264,000
Intermedia Communications of Florida Inc. *
  1.0%, 5/15/06                                          250,000        170,000
MFS Communications Inc. *
  1.0%, 1/15/04                                          800,000        694,000
Metrocall Inc.
  10.375%, 10/1/07                                       250,000        215,000
Mobile Telecommunication Technologies
  13.5%, 12/15/02                                        125,000        125,000
Nextel Communications Inc. *
  1.0%, 9/1/03                                         1,000,000        780,000
  1.0%, 8/15/04                                          400,000        273,000
Nextlink Communications LLC
  12.5%, 4/15/06                                          75,000         79,875
Omnipoint Corp.
  11.625%, 8/15/06                                       250,000        260,000
  11.625%, 8/15/06                                       150,000        156,000
Pagemart Nationwide Inc. *
  1.0%, 2/1/05                                           225,000        155,250
Paxson Communications Corp. *
  11.625%, 10/1/02                                       450,000        469,125
Pricecellular Wireless Corp. *
  14.0%, 11/15/01                                        150,000        147,000
ProNet Inc.
  11.875%, 6/15/05                                        25,000         23,500
Sygnet Wireless Inc.
  11.5%, 10/1/06                                          15,000         15,375
Teleport Communications Group *
  1.0%, 7/1/07                                           725,000        496,625
Winstar Communications Inc. *
  1.0%, 10/15/05                                         250,000        191,250
--------------------------------------------------------------------------------
                                                                      7,914,685

Transportation:  0.0%
--------------------------------------------------------------------------------
Iron Mountain Inc. Del *
  10.125%, 10/1/06                                        10,000         10,600
Viking Star Shipping Inc.
  9.625%, 7/15/03                                         75,000         78,469
--------------------------------------------------------------------------------
                                                                         89,069

Trucking Companies:  0.0%
--------------------------------------------------------------------------------
Ryder Trucks Inc.
  10.0%, 12/1/06                                          40,000         41,500
--------------------------------------------------------------------------------

Waste Management:  0.1%
--------------------------------------------------------------------------------
Allied Waste North America Inc.
  10.25%, 12/1/06                                        115,000        120,750
WMX Technologies Inc.
  7.1%, 8/1/26                                           290,000        298,852
--------------------------------------------------------------------------------
                                                                        419,602

Total Long-Term Debt Investments:  34.9%
(Cost 108,723,425)                                                  110,194,015
--------------------------------------------------------------------------------

                                                        Number
Common Stocks:                                        of Shares
                                                      ---------

U.S. Government and Agency Obligations:  0.2%
--------------------------------------------------------------------------------
FNMA                                                       19,100       711,475
--------------------------------------------------------------------------------

Advertising:  0.1%
--------------------------------------------------------------------------------
Lamar Advertising Co. *                                     2,700        64,125
Outdoor Systems Inc. *                                      2,400        68,100
Universal Outdoor Holdings Inc. *                           2,100        48,825
--------------------------------------------------------------------------------
                                                                        181,050

Aerospace:  1.7%
--------------------------------------------------------------------------------
Boeing Co.                                                 14,100     1,499,888
Northrop Grumman Corp.                                      9,430       780,333
Rockwell International Corp. *                              5,950       362,205
Textron Inc.                                                9,200       867,100
United Technologies Corp.                                  27,700     1,828,200
--------------------------------------------------------------------------------
                                                                      5,337,726

Air Transportation:  0.3%
--------------------------------------------------------------------------------
Delta Air Lines Inc.                                        6,520       462,105
KLM (Netherlands)                                           6,990       196,764
Singapore Airlines (Singapore)                             15,000       136,140
--------------------------------------------------------------------------------
                                                                        795,009

Banking and Insurance:  7.9%
--------------------------------------------------------------------------------
ABN Amro Holdings NV (Netherlands)                          7,000       455,720
Ahmanson H F & Co.                                         22,410       728,325
Allied Irish Banks (Ireland)                               54,300       364,392
American General Corp.                                     22,160       905,790
Aon Corp.                                                  12,430       772,214
BCO Bilbao Vizcaya (Spain)                                  3,700       199,784
Banc One Corp.                                             13,320       572,760
Bank of Boston Corp.                                       16,200     1,040,850
Bank of Ireland (Ireland)                                  32,471       296,041
Bank of Tokyo Mits (Japan)                                    650        12,067
BankAmerica Corp.                                          21,410     2,135,648
Bankers Trust New York Corp.                                8,990       775,388
Barclays plc (UK)                                          20,300       347,955
Barnett Banks Inc.                                         21,800       896,525
CRA Managed Care Inc. *                                     2,150        95,944
Chase Manhattan Corp.                                       8,500       758,625

                                                         Number         Market
                                                        of Shares        Value
                                                       -------------------------

Cigna Corp.                                                 3,135      $428,319
Citicorp                                                   20,400     2,101,200
Commonwealth Bank (Australia)                              18,000       172,260
Compdent Corp. *                                            2,125        75,438
Corestates Financial Corp.                                 11,910       617,831
Cost Plus Inc. California *                                 4,000        76,250
Credit Local De France (France)                             4,080       355,432
Dao Heng Bank Group (Hong Kong)                            21,000       100,730
Development Bank Singapore (Singapore)                     12,000       162,081
First Commonwealth Inc. *                                   1,500        29,250
Fleet Financial Group Inc.                                 18,577       926,528
Guoco Group (Hong Kong)                                    41,000       229,530
HCC Insurance Holdings Inc.                                 8,575       205,800
HSBC Holdings plc (Hong Kong)                              23,372       500,106
J.P. Morgan & Co. Inc.                                     14,870     1,451,684
MBNA Corp.                                                 27,650     1,147,475
Mellon Bank Corp.                                           5,090       361,390
Nations Bank Corp.                                          5,630       550,333
PNC Banking Corp.                                          39,770     1,496,346
Reinsurance Group America Inc.                              2,300       108,388
Royal Sun Alliance (UK)                                       688         5,251
SCHW Ruckversicher (Switzerland)                              362       386,476
Skandia Foersaekrings (Sweden)                             12,000       339,594
Tokio Marine & Fire Insurance (Japan)                      16,000       150,591
Travelers Group Inc.                                       28,865     1,309,749
USF&G Corp.                                                42,490       886,979
United Dental Care Inc. *                                   1,200        36,675
United Overseas Bank (Singapore)                           15,000       167,226
Westpac Bank Corp. (Australia)                             66,000       375,614
--------------------------------------------------------------------------------
                                                                     25,112,554

Broadcasting:  0.6%
--------------------------------------------------------------------------------
Chancellor Broadcasting Co. *                               1,100        25,988
Evergreen Media Corp.  *                                    4,800       119,400
Gannett Inc.                                               10,200       763,725
Granite Broadcasting Corp. *                                5,300        56,312
HBO & Co.                                                  13,500       801,562
Saga Communications - Class A *                             3,075        59,963
SFX Broadcasting Inc. *                                     1,850        54,806
Sinclair Broadcasting Group Inc. *                          1,400        36,750
Young Broadcasting Inc. *                                   2,525        74,172
--------------------------------------------------------------------------------
                                                                      1,992,678

Building and Construction :  0.4%
--------------------------------------------------------------------------------
Armstrong World Industries Inc.                            12,920       897,940
CRH (Ireland)                                              43,917       455,469
--------------------------------------------------------------------------------
                                                                      1,353,409

Building Materials:  0.3%
--------------------------------------------------------------------------------
Barnett Inc. *                                              3,400        91,375
Daikin Industries (Japan)                                  16,000       142,302
Sherwin-Williams Co.                                       10,300       576,800
--------------------------------------------------------------------------------
                                                                        810,477

Chemicals:  2.4%
--------------------------------------------------------------------------------
Akzo Nobel NV (Netherlands)                                 2,600       355,401
Bayer AG (Germany)                                         15,600       636,652
Corning Inc.                                               17,230       796,888
DSM NV (Netherlands)                                        1,800       177,654
Du Pont E I De Nemours & Co.                               22,480     2,121,550
Eastman Chemical Co.                                       13,080       722,670
Monsanto Corp.                                             38,200     1,485,025
Praxair Inc.                                               23,800     1,097,775
Sekisui Chemical (Japan)                                   21,000       212,158
--------------------------------------------------------------------------------
                                                                      7,605,773

Coal and Gas:  0.2%
--------------------------------------------------------------------------------
Coastal Corp.                                              15,120       738,990
--------------------------------------------------------------------------------

Construction:  0.1%
--------------------------------------------------------------------------------
IHC Caland NV (Netherlands)                                 6,600       377,307
--------------------------------------------------------------------------------

Consumer Products and Services:  2.7%
--------------------------------------------------------------------------------
American Brands Inc.                                       16,000       794,000
B.A.T. Industries (UK)                                     55,560       460,700
Carriage Services Inc. *                                    1,600        35,500
Eastman Kodak Co.                                          34,640     2,779,860
Home Depot Inc.                                                 1            50
Johnson & Johnson                                          18,200       905,450
KAO Corp. (Japan)                                          27,000       314,740
Magna International Inc. Class A (Canada)                   4,100       228,310
NCO Group Inc. *                                            3,400        56,313
Philip Morris Co. Inc.                                      7,720       869,465
Polaroid Corp.                                             16,540       719,490
Precision Response Corp. *                                  4,300       152,111
Sola International Inc. *                                   4,375       166,250
Stewart Enterprises Inc.                                    4,550       154,700
Strayer Ed Inc.                                             3,400        77,350
Tabacalera S.A. (Spain)                                     2,100        90,422
Whirlpool Corp.                                            13,570       632,701
Whittman Hart Inc. *                                        1,100        27,913
--------------------------------------------------------------------------------
                                                                      8,465,325

Container:  0.2%
--------------------------------------------------------------------------------
Crown Cork & Seal Inc.                                     10,995       597,853
--------------------------------------------------------------------------------

Drug and Hospital Supplies:  5.2%
--------------------------------------------------------------------------------
Abbott Laboratories                                        26,000     1,319,500
American Home Products Corp.                               10,990       644,289
Amrion Inc. *                                               3,300        75,075
Astra AB (Sweden)                                           9,400       464,494
Baxter International Inc.                                  19,630       804,830
Bristol Myers Squibb Co.                                    5,570       605,738
Cardinal Health Inc.                                       13,500       786,374
Cuno Inc. *                                                 3,700        55,500
Cytyc Corp. *                                               4,200       113,663
Dura Pharmaceuticals Inc. *                                 6,300       300,825
Enterprise System Inc. *                                    3,700        87,413
I STAT Corp. *                                              1,525        36,028
IDEXX Labs Inc. *                                           2,100        75,863
Impath Inc. *                                               2,600        49,075
Iridex Corp. *                                              4,400        32,450
Lilly (Eli) & Co.                                          10,300       751,900
Lunar Corp. *                                               2,000        69,250
Medicis Pharmaceutical Corp. *                              3,700       161,875
Medtronic Inc.                                             11,200       761,600
Merck & Co. Inc.                                           20,700     1,640,474
Minimed Inc. *                                              2,400        76,500
Orthologic Corp. *                                          2,300        12,866
Pfizer Inc.                                                19,000     1,574,624
Pharmaceutical Product Development Inc. *                   1,300        32,663
Pharmacia & Upjohn Inc.                                    42,697     1,691,868
Pharmacia & Upjohn (Sweden)                                 8,100       331,962
Santen Pharmaceutical Co. (Japan)                           8,600       178,223
Target Therapeutics Inc. *                                  1,400        58,713
United States Surgical Corp.                               17,300       681,188
Warner Lambert Co.                                         35,207     2,640,524
Xomed Surgical Products Inc. *                              1,850        36,538
Yamanouchi Pharmacy (Japan)                                 8,000       164,407
--------------------------------------------------------------------------------
                                                                     16,316,292

Electrical and Electronics:  4.6%
--------------------------------------------------------------------------------
ABB AG (Switzerland)                                          235       292,323
Actel Corp. *                                               4,600       109,538
Advanced Lighting Technologies Inc. *                       7,300       180,675
Anadigics Inc. *                                            2,400        94,800
Benchmarq Microelectronics Inc. *                           1,500        31,781
CP Clare Corp. *                                            5,675        56,041
Canon Inc. (Japan)                                         20,000       442,103
Cascade Communications Corp. *                              9,100       502,774
Coherent Communications System Corp. *                      3,400        65,663
Del Global Technologies Corp. *                             7,011        58,719
Elexsys International *                                     5,400       108,000
Flextronics International *                                 3,400        95,200
General Electric Co.                                       19,500     1,928,062
General Signal Corp.                                       12,320       526,680
Getronics NV (Netherlands)                                 14,120       383,566

                                                         Number         Market
                                                        of Shares        Value
                                                       -------------------------

Harman International                                        1,588       $88,333
Hirose Electric (Japan)                                     4,200       243,347
Intel Corp.                                                14,300     1,872,405
Jabil Circuit Inc. *                                        1,800        72,113
JPM Co. *                                                   1,500        26,063
Keane Inc. *                                                6,400       203,200
Micrel Inc. *                                               1,900        59,613
Motorola Inc.                                              13,720       842,064
Murata Manufacturing Co. (Japan)                            4,000       132,976
Philips Electronic                                          9,450       383,145
Photronic Inc. *                                              100         2,738
SDL Inc. *                                                  4,400       114,400
SGS Thomson Microelectronics *                              9,000       630,000
Sanmina Corp. *                                             3,300       186,450
Sharp Corp. (Japan)                                        16,000       227,960
Sierra Semi Conductor Corp. *                               2,600        38,838
TDK Corp. (Japan)                                           6,000       391,158
TRW Inc.                                                   23,740     1,175,130
Tellabs Inc. *                                             14,200       535,163
Texas Instruments Inc.                                     33,696     2,148,120
Transwitch Corp. *                                          2,500        12,813
Ultrak Inc. *                                               3,400       104,125
--------------------------------------------------------------------------------
                                                                     14,366,079

Entertainment:  0.3%
--------------------------------------------------------------------------------
Acres Gaming Inc. *                                         3,000        33,375
Family Golf Centers Inc. *                                  5,300       160,325
ITT Industries Inc.                                        24,450       599,025
Penn National Gaming Inc. *                                 5,600        81,900
Penske Motorsports Inc. *                                   3,000        76,500
Regal Cinemas Inc. *                                        2,075        63,546
Vacation Break USA Inc. *                                   3,000        59,813
--------------------------------------------------------------------------------
                                                                      1,074,484

Finance:  0.9%
--------------------------------------------------------------------------------
Aegon NV (Netherlands)                                      6,300       401,755
American Express Co.                                       10,000       565,000
Beneficial Corp.                                            7,580       480,382
Bet Holdings Inc. *                                         1,700        48,875
Household International Inc.                                6,100       562,725
Keycorp                                                    16,300       823,150
Lason Holdings Inc. *                                       3,400        69,275
--------------------------------------------------------------------------------
                                                                      2,951,162

Financial Services:  0.3%
--------------------------------------------------------------------------------
Cetelem (France)                                            1,040       120,266
Concord EFS Inc. *                                          6,314       176,792
Delta Financial Corp. *                                     2,050        36,900
Ing Groep NV (Netherlands)                                 10,080       363,148
Metris Cos. Inc. *                                          2,400        57,000
PMT Services Inc. *                                         4,900        85,444
--------------------------------------------------------------------------------
                                                                        839,550

Food and Beverage:  1.6%
--------------------------------------------------------------------------------
Anheuser Busch Cos. Inc.                                    5,700       228,000
Campbell Soup Co.                                           9,300       746,325
Danisco (Denmark)                                           2,900       176,241
General Mills Inc.                                         12,020       761,768
Goodman Fielderlt (Australia)                             150,500       186,615
Greencore Group (Ireland)                                  68,400       438,149
Guinness (UK)                                               8,300        65,268
Nestle S.A. (Switzerland)                                     410       440,172
PJ America Inc. *                                           1,900        34,556
Pan American Beverage                                       3,000       140,625
RJR Nabisco Holdings Corp.                                 24,400       829,600
Safeway Inc. *                                             14,700       628,425
Unilever NV (Netherlands)                                   1,700       300,909
--------------------------------------------------------------------------------
                                                                      4,976,653

Foreign Government:  0.0%
--------------------------------------------------------------------------------
Commonwealth Instal Receipt (Australia) *                  10,200        63,481
Mexico (Utd Mexico St) *                                    1,000             0
--------------------------------------------------------------------------------
                                                                         63,481

Forest Products:  0.5%
--------------------------------------------------------------------------------
Rayonier Inc.                                              11,743       450,638
Weyerhaeuser Co.                                           20,650       978,293
--------------------------------------------------------------------------------
                                                                      1,428,931

Health and Personal Care:  0.2%
--------------------------------------------------------------------------------
Novartis AG (Switzerland) *                                   405       463,851
Sabratek Corp. *                                            2,500        39,688
Superior Consultant Inc. *                                  1,200        29,250
--------------------------------------------------------------------------------
                                                                        532,789

Hospital and Health Care:  0.5%
--------------------------------------------------------------------------------
Access Health Inc. *                                        2,650       119,250
American Homepatient Inc. *                                 6,000       162,000
Genesis Health Ventures Inc. *                              3,950       122,943
HealthSouth Rehabilitation Corp.  *                        16,000       618,000
National Surgery Centers Inc. *                             2,850       107,588
NCS Healthcare Inc. *                                       2,400        69,600
Oxford Health Plans Inc. *                                  5,900       345,518
Pediatrix Medical Group *                                   1,100        40,563
Physician Support Systems Inc. *                            2,000        38,000
Renal Care Group Inc. *                                     1,700        54,294
Sterling House Corp. *                                        700         6,125
--------------------------------------------------------------------------------
                                                                      1,683,881

Hotels:  0.5%
--------------------------------------------------------------------------------
HFS Inc. *                                                  8,400       501,900
Marriott International Inc.                                14,000       773,500
Prime Hospitality Corp. *                                   9,100       146,738
--------------------------------------------------------------------------------
                                                                      1,422,138

Household Appliances:  0.1%
--------------------------------------------------------------------------------
Electrolux AB (Sweden)                                      4,750       275,811
--------------------------------------------------------------------------------

Industrial:  0.1%
--------------------------------------------------------------------------------
Blyth Industries Inc. *                                     3,600       164,250
--------------------------------------------------------------------------------

Machinery and Engineering:  0.7%
--------------------------------------------------------------------------------
Case Equipment Inc.                                        11,500       626,750
Credence Systems Corp. *                                    5,625       112,148
Molins (UK)                                                 7,800       119,599
New Holland NV *                                           43,700       912,238
Rieter Holding (Switzerland)                                  465       128,539
Rieter Holding (Switzerland)                                  465           591
Sandvik Ab (Sweden)                                        12,390       336,097
--------------------------------------------------------------------------------
                                                                      2,235,962

Metals and Mining:  0.4%
--------------------------------------------------------------------------------
Freeport McMoran Copper & Gold                             23,370       657,281
Preussag AG (Germany)                                       1,400       317,065
RTZ Corp. (UK)                                             20,400       327,826
--------------------------------------------------------------------------------
                                                                      1,302,172

Miscellaneous:  2.8%
--------------------------------------------------------------------------------
3M Co.                                                     14,320     1,186,770
Baer Holdings AG (Switzerland)                                160       167,710
Computer Sciences Corp.  *                                  9,100       747,337
Cycle & Carriage (Singapore)                               13,000       158,865
Danieli & Co. - Warrants (Italy) *                          1,500         1,406
Denso Corp. (Japan)                                        17,000       409,550
First Data Corp.                                           19,900       726,350
Franklin Resources Inc.                                     8,800       601,700
Futaba Corp. (Japan)                                        3,000       124,342
Hutchison Whampoa Ltd. (Hong Kong)                         31,000       243,487
IGEN Inc. *                                                 3,100        15,888
Jardine Matheson *                                         18,000       118,800
Kon Ptt Nederland (Netherlands)                             6,500       248,103
Lafarge Coppee S.A. (France)                                5,500       329,989
Marui Co. (Japan)                                          18,000       324,842
Mayr Melnhof *                                              7,600        91,200
Memtec Ltd.                                                 2,200        71,638
Mitsui & Co. (Japan)                                       30,000       243,502
Omron Corp. (Japan)                                        10,000       188,239
SGS Holdings (Switzerland)                                    100       245,798

                                                          Number       Market
                                                         of Shares      Value
                                                        -----------------------
Service Corp. International                                22,000      $616,000
Soc Elf Aquitaine (France)                                  4,850       441,487
Solvay (Belgian)                                              105        64,286
Swire Pacific (Hong Kong)                                  25,000       238,380
Toda Corp. (Japan)                                         13,000        98,782
Ultratech Stepper Inc. *                                    4,000        94,500
VA Technologie AG (Austria)                                 2,850       447,299
Whitman Corp.                                              26,510       606,416
-------------------------------------------------------------------------------
                                                                      8,852,666

Motor Vehicles and Equipment:  2.1%
-------------------------------------------------------------------------------
Bayer Motoren Werk (Germany)                                  700       488,108
Bridgestone Corp. (Japan)                                  22,000       417,926
Chrysler Corp.                                             14,300       471,900
Eaton Corp.                                                13,010       907,448
Echlin Inc.                                                22,250       703,656
Ford Motor Co.                                             26,840       855,525
General Motors Corp.                                       23,150     1,290,612
General Motors Corp. - Series H                            13,720       771,750
Goodyear Tire & Rubber Co.                                  7,100       364,762
Miller Industries Inc. *                                    9,300       186,000
Peugeot S.A. (France)                                       2,000       225,113
-------------------------------------------------------------------------------
                                                                      6,682,800

Office and Business Equipment and Services:  5.4%
-------------------------------------------------------------------------------
Alternative Resourse Corp. *                                1,700        29,219
Analyst International Corp.                                 3,600        99,900
Apogee Enterprises Inc.                                     2,800       110,950
Arbor Software Corp. *                                      1,200        28,950
Bisys Group Inc. *                                          1,800        66,713
Black Box Corp. *                                           4,700       192,113
BTG Inc. *                                                  2,300        60,663
CCC Information Services Group Inc. *                       1,600        25,000
Cisco Systems Inc. *                                       26,400     1,681,350
Claremont Technology Group Inc. *                           2,500        67,188
Compaq Computer Corp. *                                    11,500       853,874
Computer Associates International Inc.                     25,650     1,276,087
Computer Horizons Corp. *                                   5,505       209,190
Computer Learning Centers Inc. *                            5,400       149,850
Computer Products Inc. *                                    8,500       166,281
Computer Task Group Inc.                                    2,700       116,438
Corestaff Inc. *                                            2,625        62,180
Cort Business Services Corp. *                              5,000       103,125
Cotelligent Group Inc. *                                    5,600       136,150
Data Processing Corp. *                                     3,800        68,875
EMC Corp.  *                                               20,700       685,687
Equity Corp. International *                                3,750        73,594
F Y I Inc. *                                                2,800        59,325
Hewlett-Packard Co.                                         8,600       432,150
Honeywell Inc.                                             31,340     2,060,604
IBM                                                         8,530     1,288,030
Inso Corp *                                                 1,050        41,344
Learning Tree International Inc. *                          1,200        35,550
McAfee Associates Inc. *                                    4,030       176,564
Metzler Group Inc. *                                        2,000        62,500
Microsoft Corp. *                                          20,800     1,719,900
NCR Corp. New *                                            11,640       388,485
National Techteam Inc. *                                    3,200        64,600
Oak Technology *                                            4,400        49,775
On Assignment Inc. *                                        2,250        65,531
Onewave Inc. *                                              4,000        31,500
Parametric Technology Corp.  *                             13,500       694,406
People Soft Inc. *                                         17,600       843,700
Project Software & Development Inc. *                       1,048        43,951
Raptor Systems Inc. *                                       3,700        74,231
Red Brick System Inc. *                                     1,700        38,675
Registry Inc. *                                             1,300        59,475
Renaissance Solutions Inc. *                                2,500       113,438
Rental Service Corp. *                                      4,100       114,031
Robert Half International Inc. *                            5,150       177,030
SPSS Inc. *                                                 3,600        98,325
Scopus Technology *                                         1,200        55,725
Splash Technology Holdings Inc. *                           4,800       104,400
Staffmark Inc. *                                            2,600        31,850
Sykes Enterprises Inc. *                                    3,100       114,313
Technology Solutions Co. *                                  6,450       266,063
Vantive Corp. *                                             2,900        90,263
Xerox Corp.                                                24,380     1,282,997
-------------------------------------------------------------------------------
                                                                     16,942,108

Paper:  0.7%
-------------------------------------------------------------------------------
Kimberly Clark Corp.                                       15,050     1,433,512
Svenska Cellulosa (Sweden)                                 17,500       355,394
Temple-Inland Inc.                                          6,840       370,215
-------------------------------------------------------------------------------
                                                                      2,159,121

Petroleum and Petroleum Related:  4.3%
-------------------------------------------------------------------------------
Amoco Corp.                                                13,840     1,114,120
Baker Hughes Inc.                                          16,900       583,050
British Petroleum plc                                      12,920     1,826,564
British Petroleum (UK)                                     14,900       178,688
Burmah Castrol plc (UK)                                    21,533       407,271
Cosmo Oil Co. (Japan)                                      23,000       110,621
Eni Spa (Italy)                                            65,900       338,188
Enron Corp.                                                18,700       806,438
Halliburton Co.                                            12,200       735,050
Mobil Corp.                                                 5,880       718,830
Occidental Petroleum Corp.                                 31,051       725,817
Panenergy Corp.                                            13,720       617,400
Phillips Petroleum Co.                                     16,780       742,515
Schlumberger Ltd.                                          10,200     1,018,725
Shell Transport & Trading (UK)                             20,400       353,689
Sonat Inc.                                                 18,500       952,750
Total (France)                                              5,300       431,069
Total S.A.                                                 19,532       786,163
Witco Corp.                                                33,480     1,021,140
-------------------------------------------------------------------------------
                                                                     13,468,088

Printing and Publishing:  0.7%
-------------------------------------------------------------------------------
Dai Nippon Printing (Japan)                                19,000       333,046
Harcourt General Inc.                                      14,400       664,200
Times Mirror Co.                                           13,120       652,720
Tribune Co.                                                 9,000       709,875
-------------------------------------------------------------------------------
                                                                      2,359,841

Public Utilities:  0.9%
-------------------------------------------------------------------------------
Chubu Electric Power (Japan)                                7,000       139,021
Gaz Et Eaux (France)                                            1           408
General Electric (UK)                                      67,814       444,968
Hong Kong Electric                                         21,000        69,778
Kurita Water Industries (Japan)                            14,000       282,877
Kyushu Electric Power (Japan)                               6,000       116,570
Northeast Utilities                                        16,050       212,663
Scottish Power (UK)                                        57,304       344,590
Union Electric Co.                                         17,880       688,380
United Utilities (UK)                                      15,560       165,010
Veba AG  (Germany)                                          8,650       500,292
-------------------------------------------------------------------------------
                                                                      2,964,557

Railroads:  0.6%
-------------------------------------------------------------------------------
Canadian National Railway Co. (Canada)                      9,760       370,880
East Japan Railway (Japan)                                     55       247,431
Norfolk Southern Corp.                                      8,030       702,625
Union Pacific Corp.                                         9,130       548,941
-------------------------------------------------------------------------------
                                                                      1,869,877

Real Estate:  0.4%
-------------------------------------------------------------------------------
Amoy Properties (Hong Kong)                               152,000       219,122
Cheung Kong Holdings (Hong Kong)                           58,000       515,547
Hong Kong Land Holdings (Hong Kong) *                      69,000       191,820
Sun Hung Kai Properties (Hong Kong)                        27,000       330,758
-------------------------------------------------------------------------------
                                                                      1,257,247

Resort:  0.1%
-------------------------------------------------------------------------------
Genting Berhad (Malaysia)                                     500         3,445
Signature Resorts Inc. *                                    8,500       302,812
-------------------------------------------------------------------------------
                                                                        306,257



                                                       Number          Market
                                                      of Shares        Value
                                                     --------------------------
Restaurant:  0.1%
-------------------------------------------------------------------------------
Ameriking Inc.                                                 75       $82,500
Morton Restaurant Group Inc. *                              2,500        42,188
Studio Plus America Inc. *                                  4,775        75,803
-------------------------------------------------------------------------------
                                                                        200,491

Retail:  3.8%
-------------------------------------------------------------------------------
99 Cents Only Stores *                                      1,300        21,288
CompUSA Inc. *                                             17,400       358,875
CVS Corp.                                                  19,200       794,400
Dayton Hudson Corp.                                        39,790     1,561,758
Federated Department Stores Inc. *                         18,300       624,487
Finish Line Inc.                                            7,200       151,650
Gadzooks Inc. *                                             1,800        33,300
ITO Yokado Co. (Japan)                                      6,000       261,117
K Mart Corp.                                               74,900       777,087
Loehmanns Inc. *                                            3,900        89,700
Lowe's Companies                                            8,500       301,750
Mark Brothers Jewelers Inc. *                               5,500        65,313
May Department Stores Co.                                  13,500       631,125
Mazel Stores Inc. *                                         1,800        39,825
Mens Wearhouse Inc. *                                       6,200       150,738
Michelin CGDE  (France)                                     6,740       363,857
Penney (J.C.) Co. Inc.                                     13,960       680,550
Petco Animal Supplies Inc. *                                1,400        28,525
Rexall Sundown Inc. *                                       7,398       201,133
Rite Aid Corp.                                             20,040       796,590
Sears, Roebuck & Co.                                       41,750     1,925,718
Sommer Allibert (France)                                    6,520       194,777
TJX Cos. Inc.                                              15,900       753,263
United Auto Group Inc. *                                    1,800        46,350
Vendex International (Netherlands)                          4,700       201,176
Walgreen Co.                                               18,500       740,000
West Marine Inc. *                                          3,200        88,800
-------------------------------------------------------------------------------
                                                                     11,883,152

Savings and Loan:  0.1%
-------------------------------------------------------------------------------
Great Western Financial Corp.                              12,100       350,900
-------------------------------------------------------------------------------


Securities Dealers:  0.1%
-------------------------------------------------------------------------------
Dean Witter Discover & Co.                                      1            66
Securicor (UK)                                             60,766       292,014
-------------------------------------------------------------------------------
                                                                        292,080

Ship Building:  0.0%
-------------------------------------------------------------------------------
Far East Levingst (Singapore)                              27,000       140,856
-------------------------------------------------------------------------------


Shoes:  0.5%
-------------------------------------------------------------------------------
Nike Inc.                                                  20,200     1,206,950
Wolverine World Wide Inc.                                   7,590       220,110
-------------------------------------------------------------------------------
                                                                      1,427,060

Soaps, Cleaner and Cosmetics:  1.5%
-------------------------------------------------------------------------------
Avon Products Inc.                                         25,930     1,481,251
Clorox Co.                                                  7,700       772,888
Colgate-Palmolive Co.                                       5,270       486,158
French Fragrances Inc. *                                    6,300        49,613
Gillette Co.                                               26,500     2,060,374
-------------------------------------------------------------------------------
                                                                      4,850,284

Steel:  0.0%
-------------------------------------------------------------------------------
Bekaert S.A. (Belgium)                                        198       125,749
-------------------------------------------------------------------------------


Telecommunications:  2.8%
-------------------------------------------------------------------------------
3Com Corp.  *                                               9,900       725,794
Ameritech Corp.                                             7,400       448,625
Bellsouth Corp.                                            21,870       883,001
Cablevision System Corp.                                    2,000       180,000
Cellular Communications International *                         1            29
Cincinnati Bell Inc.                                        5,000       308,125
Deutsche Telekom (Germany) *                               24,700       503,263
Deutsche Telekom (Germany) *                               11,200       236,184
GTE Corp.                                                  27,230     1,238,964
Heftel Broadcasting Corp. *                                 2,900        90,263
Hyperion Telecommunications Inc. *                            200         4,000
Intermedia Communications of Florida Inc.                   2,200        56,513
Level One Communications Inc. *                             1,200        42,600
Midcom Communications Inc. *                                7,000        60,375
Nippon Telephone & Telegraph CP (Japan)                        44       333,581
Pacific Telesis Group                                      22,350       821,363
Portugal Telecom S.A. (Portugal)                           12,600       359,187
Sprint Corp.                                               47,250     1,884,093
Telecomunicacoes Brasileiras                                5,200       397,800
Vodafone Group (UK)                                        91,260       386,178
-------------------------------------------------------------------------------
                                                                      8,959,938

Textiles-Apparel Manufacturing:  0.4%
-------------------------------------------------------------------------------
Liz Claiborne Inc.                                         13,500       521,438
Nautica Enterprises Inc. *                                  4,210       105,776
North Face Inc. *                                           6,600       126,225
Onward Kashiyama (Japan)                                   14,000       197,047
St. John Knits Inc.                                         6,400       278,400
-------------------------------------------------------------------------------
                                                                      1,228,886

Transportation:  0.1%
-------------------------------------------------------------------------------
Expeditores International of Washington Inc.                6,050       138,394
Yamato Transport (Japan)                                   11,000       113,980
-------------------------------------------------------------------------------
                                                                        252,374

Trucking Companies:  0.2%
-------------------------------------------------------------------------------
Ryder System Inc.                                          23,060       648,563
-------------------------------------------------------------------------------



Waste Management:  0.2%
-------------------------------------------------------------------------------
WMX Technologies Inc.                                      21,670       706,984
-------------------------------------------------------------------------------


Total Common Stock: 60.6%
(Cost $158,736,299)                                                 191,643,142
-------------------------------------------------------------------------------

Preferred Stocks:

-------------------------------------------------------------------------------
Cablevision System Corp. *                                  2,500       233,750
Case Equipment Inc.                                         3,855       515,606
Chevy Chase Preferred Capital Corp.                         2,390       124,579
Fresenius Medical Care Capital Trust *                        100       101,750
K III Communications Corp. *                                3,500       343,875
K III Communications Corp. *                                2,000       202,500
Paxson  Communications Corp. *                                 90        84,600
Time Warner Inc. *                                            500       542,500
-------------------------------------------------------------------------------

Total Preferred Stocks: 0.7%
(Cost $2,069,291)                                                     2,149,160
-------------------------------------------------------------------------------

                                                           Par
Options Purchased:                                        Amount
                                                          ------
JGB Future call/ European
  Put Expiring 1/20/97, strike price 128.25 *             $12,000         1,200
-------------------------------------------------------------------------------

Total Options Purchased: 0.0%                                             1,200
-------------------------------------------------------------------------------

                                                         Maturity
Repurchase Agreement:                                     Amount
                                                         --------
Shearson Lehman repurchase agreement,
dated 12/31/96, 6.75%, maturing 1/2/97
collateralized by U.S. Treasury Notes
8.875%, 2/15/19                                       $20,056,000    20,056,000
-------------------------------------------------------------------------------

Total Repurchase Agreement: 6.3%
(Cost $20,056,000)                                                   20,056,000
-------------------------------------------------------------------------------

Total Investments:  102.5%
(Cost $289,611,904)                                                 324,043,517
-------------------------------------------------------------------------------


                                                         Par            Market
                                                        Amount          Value
                                                       -------------------------
Securities Sold Short: (0.7)%
--------------------------------------------------------------------------------

FNMA
 6.5%, 1/1/99                                          $2,215,000   ($2,174,155)
--------------------------------------------------------------------------------

Total Securities Sold Short: (0.7)%
(Proceeds $2,182,503)                                                (2,174,155)
--------------------------------------------------------------------------------

Other Assets Under Liabilities:  (1.8%)                              (5,817,887)
--------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to 14.226 per share
 based on 22,217,145 shares
 issued and outstatnding                                            $316,051,475
================================================================================


Lincoln National Growth and Income
 Fund Inc.

Statement of Net Assets
December 31, 1996

Investments:


                                                        Number          Market
Common Stocks:                                         of Shares        Value
                                                       -------------------------

Aerospace: 2.3%
--------------------------------------------------------------------------------
McDonnell Douglas Corp.                                   576,100   $36,870,400
United Technologies Corp.                                 314,600    20,763,600
--------------------------------------------------------------------------------

Air Transportation:  1.5%                                            57,634,000
--------------------------------------------------------------------------------
AMR Corp.*                                                215,100    18,955,687
Northwest Airlines Corp.                                  454,600    17,786,225
--------------------------------------------------------------------------------
                                                                     36,741,912

Banking and Insurance: 12.4%
--------------------------------------------------------------------------------
Allstate Corp.                                             87,849     5,084,261
Bank of Boston Corp.                                      497,700    31,977,225
Bank of New York Inc.                                   1,005,000    33,918,750
Chase Manhattan Corp.                                     528,200    47,141,850
Cigna Corp.                                               273,700    37,394,262
Comerica Inc.                                             107,000     5,604,125
Equitable Cos. Inc.                                       215,800     5,314,075
First Chicago NBD Corp.                                   615,943    33,106,936
Marsh & McLennan Cos. Inc.                                208,600    21,694,400
J.P. Morgan & Co. Inc.                                     70,600     6,892,325
NationsBank Corp.                                         238,100    23,274,275
Transamerica Corp.                                        114,800     9,069,200
Travelers Group Inc.                                      987,266    44,797,195
--------------------------------------------------------------------------------
                                                                    305,268,879

Broadcasting:  0.5%
--------------------------------------------------------------------------------
King World Productions Inc.*                              328,900    12,128,188
--------------------------------------------------------------------------------

Building and Construction:  0.1%
--------------------------------------------------------------------------------
Kaufman & Broad Home Corp.                                138,500     1,783,188
--------------------------------------------------------------------------------

Building Materials:  1.0%
--------------------------------------------------------------------------------
Dover Corp.                                               465,400    23,386,350
--------------------------------------------------------------------------------

Chemicals:  1.8%
--------------------------------------------------------------------------------
Dow Chemical Co.                                          407,100    31,906,462
Olin Corp.                                                358,800    13,499,850
--------------------------------------------------------------------------------
                                                                     45,406,312

Consumer Products and Services:  6.7%
--------------------------------------------------------------------------------
American Brands Inc.                                      153,500     7,617,437
Johnson & Johnson                                         533,800    26,556,550
Omnicom Group Inc.                                        232,800    10,650,600
Philip Morris Co. Inc.                                    652,000    73,431,500
Procter & Gamble Co.                                      320,700    34,475,250
Tommy Hilfiger Corp.*                                     234,800    11,270,400
--------------------------------------------------------------------------------
                                                                    164,001,737

Container:  0.3%
--------------------------------------------------------------------------------
Stone Container Corp.                                     465,500     6,924,313
--------------------------------------------------------------------------------

Drug and Hospital Supplies:  7.9%
--------------------------------------------------------------------------------
Abbott Laboratories                                       242,900    12,327,175
Advanced Technology Laboratories Inc.*                    271,000     8,299,375
Amgen Inc.*                                               619,600    33,729,475
Bristol-Myers Squibb Co.                                  510,000    55,462,500
Lincare Holdings Inc.*                                    340,800    14,058,000
Merck & Company Inc.                                      392,700    31,121,475
Schering-Plough Corp.                                     614,100    39,762,975
--------------------------------------------------------------------------------
                                                                    194,760,975

Electrical and Electronics:  7.4%
--------------------------------------------------------------------------------
Ascend Communications Inc.*                               423,400    26,303,725
Cooper Industries Inc.                                    369,100    15,548,337
General Electric Co.                                      605,700    59,888,587
Harris Corp.                                              306,300    21,019,837
Litton Industries Inc.*                                    70,500     3,357,563
Raychem Corp.                                             143,600    11,505,950
Tektronix Inc.                                            259,100    13,278,875
Tellabs Inc.*                                             806,800    30,406,275
--------------------------------------------------------------------------------
                                                                    181,309,149

Entertainment:  2.0%
--------------------------------------------------------------------------------
Brunswick Corp.                                           299,700     7,192,800
Callaway Golf Co.                                         750,400    21,574,000
Mirage Resorts Inc.*                                      947,700    20,494,013
--------------------------------------------------------------------------------
                                                                     49,260,813

Financial Services:  1.2%
--------------------------------------------------------------------------------
Student Loan Marketing Association                        327,700    30,517,063
--------------------------------------------------------------------------------

Food and Beverage:  6.8%
--------------------------------------------------------------------------------
Boston Chicken Inc.                                        91,500     3,282,562
Campbell Soup Co.                                          70,300     5,641,575
Coca Cola Co.                                             659,400    34,700,925
ConAgra Inc.                                              331,900    16,512,025
CPC International Inc.                                    146,100    11,322,750
Heinz H.J. Co.                                            407,150    14,555,612
Hershey Foods Corp.                                       378,300    16,550,625
RJR Nabisco Holdings Corp.                                893,020    30,362,680
Safeway Inc.*                                             719,500    30,758,625
Universal Foods Corp.                                     142,600     5,026,650
--------------------------------------------------------------------------------
                                                                    168,714,029

Hospital and Health Care:  0.9%
--------------------------------------------------------------------------------
Allegiance Corp.                                           42,900     1,185,113
Oxford Health Plans Inc.*                                 300,000    17,568,750
Quorum Health Group Inc.*                                 132,600     3,928,275
--------------------------------------------------------------------------------
                                                                     22,682,138


Household Appliances:  0.0%
--------------------------------------------------------------------------------
Maytag Corp.                                               34,700       685,325
--------------------------------------------------------------------------------

Industrial:  0.3%
--------------------------------------------------------------------------------
Johnson Controls Inc.                                      80,000     6,630,000
--------------------------------------------------------------------------------

Machinery and Engineering:  1.8%
--------------------------------------------------------------------------------
Caterpillar Inc.                                          472,900    35,585,725
Ingersoll-Rand Co.                                        209,700     9,331,650
--------------------------------------------------------------------------------
                                                                     44,917,375

Metals and Mining:  1.4%
--------------------------------------------------------------------------------
Cyprus Amax Minerals Co.                                  413,200     9,658,550
Phelps Dodge Corp.                                        378,600    25,555,500
--------------------------------------------------------------------------------
                                                                     35,214,050

                                                         Number       Market
                                                        of Shares     Value
                                                        -----------------------

Motor Vehicles and Equipment: 3.3%
-------------------------------------------------------------------------------
BF Goodrich Co.                                     308,600        $12,498,300
Chrysler Corp.                                    1,205,600         39,784,800
Diebold Inc.                                        179,700         11,298,637
Ford Motor Co.                                      289,800          9,237,375
General Motors Corp.                                168,900          9,416,175
-------------------------------------------------------------------------------
                                                                    82,235,287

Office and Business Equipment and Services: 7.9%
-------------------------------------------------------------------------------
APAC Teleservices Inc.*                             129,300          4,961,887
Cadence Design Systems Inc.*                        769,375         30,582,656
Cisco Systems Inc.*                                 434,700         27,684,956
Compaq Computer Corp.*                              130,600          9,697,050
Computer Associates International Inc.              142,950          7,111,762
Honeywell Inc.                                      519,900         34,183,425
Pairgain Technologies Inc.*                         590,600         17,976,388
Parametric Technology Corp.*                         40,800          2,098,650
Pitney Bowes Inc.                                   353,100         19,243,950
Reynolds & Reynolds Co.                             418,400         10,878,400
Sun Microsystems Inc.*                            1,177,400         30,244,463
-------------------------------------------------------------------------------
                                                                   194,663,587

Paper: 1.7%
-------------------------------------------------------------------------------
Avery-Dennison Corp.                                408,200         14,440,075
Bowater Inc.                                        546,800         20,573,350
Union Camp Corp.                                    151,600          7,238,900
-------------------------------------------------------------------------------
                                                                    42,252,325

Petroleum and Petroleum Related:  10.4%
-------------------------------------------------------------------------------
Atlantic Richfield Co.                               92,900         12,309,250
Exxon Corp.                                         522,900         51,244,200
Halliburton Co.                                     277,800         16,737,450
Occidental Petroleum Corp.                        1,287,400         30,092,975
Oryx Energy Co.*                                    354,000          8,761,500
Royal Dutch Petroleum Co.                           147,600         25,202,700
Seagull Energy Corp.*                               234,300          5,154,600
Texaco Inc.                                         389,000         38,170,625
Unocal Corp.                                        870,700         35,372,188
USX Marathon Group Inc.                             601,000         14,348,875
Williams Companies. Inc.                            422,250         15,834,375
-------------------------------------------------------------------------------
                                                                   253,228,738

Printing and Publishing:  0.9%
-------------------------------------------------------------------------------
Deluxe Corp.                                        145,900          4,778,225
Harcourt General Inc.                               128,000          5,904,000
New York Times Co.                                  321,800         12,228,400
-------------------------------------------------------------------------------
                                                                    22,910,625

Public Utilities:  3.4%
-------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                        150,900          4,036,575
Edison International                                203,700          4,048,537
General Public Utilities Corp.                      272,450          9,161,131
Long Island Lighting Co.                            307,200          6,796,800
New York State Electric & Gas Corp.                 331,300          7,164,363
Texas Utilities Co.                                 794,200         32,363,650
Unicom Corp.                                        740,300         20,080,638
-------------------------------------------------------------------------------
                                                                    83,651,694

Retail: 3.4%
-------------------------------------------------------------------------------
Eckerd Corp.*                                        90,563          2,898,016
The Gap Inc.                                        854,200         25,732,775
Jostens Inc.                                         56,100          1,185,112
Ross Stores Inc.                                    333,900         16,653,263
Sears Roebuck & Co.                                 228,200         10,525,725
Staples Inc.*                                       581,800         10,508,762
TJX Cos. Inc.                                       336,700         15,951,163
-------------------------------------------------------------------------------
                                                                    83,454,816

Securities Dealers: 1.7%
-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                            847,455         23,622,808
Morgan Stanley Group Inc.                           134,900          7,706,163
Paine Webber Group Inc.                             367,900         10,347,188
-------------------------------------------------------------------------------
                                                                    41,676,159

Shoes: 0.9%
-------------------------------------------------------------------------------
Nike Inc.                                           375,000         22,406,250
-------------------------------------------------------------------------------

Soaps, Cleaner and Cosmetics:  1.2%
-------------------------------------------------------------------------------
Clorox Co.                                          303,400        $30,453,775
-------------------------------------------------------------------------------

Telecommunications:  6.9%
-------------------------------------------------------------------------------
American Telephone & Telegraph Co.                  345,200         15,016,200
Ameritech Corp.                                     626,900         38,005,812
Bell Atlantic Corp.                                 112,500          7,284,375
BellSouth Corp.                                     573,600         23,159,100
GTE Corp.                                           788,700         35,885,850
Nynex Corp.                                         279,700         13,460,563
Pacific Telesis Group                               850,000         31,237,500
SBC Communications Inc.                             135,800          7,027,650
-------------------------------------------------------------------------------
                                                                   171,077,050

Transportation: 0.3%
-------------------------------------------------------------------------------
PHH Corp.                                           185,400          7,972,200
-------------------------------------------------------------------------------

Total Common Stocks: 98.3%
(Cost $1,788,751,140)                                            2,423,948,302
-------------------------------------------------------------------------------

                                                     Par
                                                    Amount
                                                  -----------
Money Market Instruments:

Corporate Asset Funding Co Inc.
 5.48%,  1/3/97                                   $10,800,000       10,796,712
Daimler-Benz NA Corp.
 5.33%,  2/10/97                                    8,800,000        8,747,884
Ford Motor Credit Co.
 5.59%,  1/2/97                                     1,600,000        1,599,752
GE Capital Corp.
 6.05%,  1/7/97                                    19,100,000       19,080,741
Merrill Lynch
 5.95%,  1/9/97                                    14,500,000       14,480,828
 5.43%,  1/13/97                                    6,400,000        6,388,416
 5.43%,  1/15/97                                    7,000,000        6,985,218
 5.39%,  2/3/97                                     5,500,000        5,473,027
Smith Barney
 5.63%,  1/6/97                                     9,700,000        9,692,415
-------------------------------------------------------------------------------

Total Money Market Instruments: 3.4%
(Cost $83,244,993)                                                  83,244,993
-------------------------------------------------------------------------------

Total Investments: 101.7%
(Cost $1,871,996,133)                                            2,507,193,295
-------------------------------------------------------------------------------

Other Assets Under Liabilities: (1.7%)                             (41,969,793)
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $33.110 per share
 based on 74,454,840 shares
 issued and outstanding)                                        $2,465,223,502
=============================================================================


Lincoln National International
  Fund Inc.

Statement of Net Assets
December 31, 1996

Investments:

                                                      Number          Market
Common Stocks:                                       of Shares        Value
                                                     --------------------------
Argentina: 0.6%
-------------------------------------------------------------------------------
Argentinian Investment Co.                            121,400        $2,661,088
-------------------------------------------------------------------------------

                                                         Number          Market
                                                        of Shares        Value
                                                        -----------------------

Australia: 2.0%
-------------------------------------------------------------------------------
Qbe Insurance Group                                       505,000    $2,661,275
Southcorp Holdings Ltd.                                   681,000     2,165,170
Woodside Petroleum  Ltd.                                  565,000     4,127,136
-------------------------------------------------------------------------------
                                                                      8,953,581

Brazil: 2.7%
-------------------------------------------------------------------------------
F&C Emerging Markets                                      110,900     4,686,634
Pan American Beverage                                      98,700     4,626,563
Telecomunicacoes Brasileras                                33,400     2,555,100
-----------------------------------------------------  ------------------------
                                                                     11,868,297

Canada: 0.7%
-------------------------------------------------------------------------------
Laidlaw Inc.                                              250,000     2,875,000
-------------------------------------------------------------------------------

Chile: 0.7%
-------------------------------------------------------------------------------
Genesis Chile Fund                                         83,500     3,058,188
-------------------------------------------------------------------------------

China: 0.1%
-------------------------------------------------------------------------------
China North Industries                                    562,000       221,990
-------------------------------------------------------------------------------

Finland: 0.8%
-------------------------------------------------------------------------------
Nokia A                                                    60,800     3,526,400
-------------------------------------------------------------------------------

France: 7.8%
-------------------------------------------------------------------------------
Ass Gen De France                                         123,400     3,983,714
Bqe National Paris                                        101,100     3,912,668
Carrefour                                                   3,300     2,147,210
Cie De St Gobain                                           28,100     3,975,214
Salomon S.A.                                               46,500     3,988,147
Sodexho                                                     4,000     2,228,004
Strafor Facom                                              56,400     4,174,154
Technip                                                    43,300     4,064,200
Total                                                      50,000     4,066,686
Union Assur Federa                                         13,800     1,702,226
-------------------------------------------------------------------------------
                                                                     34,242,223

Germany: 8.7%
-------------------------------------------------------------------------------
Adidas AG                                                  40,000     3,457,239
Altana AG                                                   5,560     4,328,620
Douglas Holding AG                                         92,300     3,628,899
Gehe AG                                                    42,800     2,739,667
Hoechst AG                                                122,200     5,773,291
Mannesmann AG                                              11,800     5,114,765
SAP AG                                                     26,500     3,702,560
SGL Carbon                                                 38,300     4,828,568
Veba AG                                                    82,300     4,760,008
-------------------------------------------------------------------------------
                                                                     38,333,617

Hong Kong: 8.2%
-------------------------------------------------------------------------------
Amoy Properties                                         3,478,000     5,013,859
Cheung Kong Holdings                                      603,000     5,359,913
Dao Heng Bank Group                                       870,000     4,173,120
Goldlion Holdings Ltd.                                  2,011,000     1,651,025
Great Eagle Holdings                                    1,208,000     4,982,248
Peregrine Investment Holdings  *                          222,500        71,199
Peregrine Investment Holdings - warrants                2,225,000     3,811,656
Regal Hotels International                             10,000,000     3,490,853
Swire Pacific                                             415,000     3,957,108
Wheelock & Co.                                          1,281,000     3,651,956
-------------------------------------------------------------------------------
                                                                     36,162,937

India: 0.6%
-------------------------------------------------------------------------------
India Magnum Fund  *                                       69,385     2,775,400
-------------------------------------------------------------------------------

Ireland: 1.8%
-------------------------------------------------------------------------------
Elan Corp. plc  *                                         136,000     4,522,000
Waterford Wedgewood                                     2,580,000     3,322,827
-------------------------------------------------------------------------------
                                                                      7,844,827

Italy: 3.5%
-------------------------------------------------------------------------------
Banca Fideuram Spa                                      1,500,000    $3,297,627
Eni Spa (Italy)                                           874,800     4,489,333
Fila Holdings Spa Adr                                      50,600     2,941,125
Telecom Italia Mobile                                   1,853,000     4,684,413
-------------------------------------------------------------------------------
                                                                     15,412,498

Japan: 23.1%
-------------------------------------------------------------------------------
Amway Japan Ltd.                                           91,200     2,929,488
Asahi Bank                                                321,000     2,854,935
Bank of Tokyo Mits                                        129,150     2,397,656
Bridgestone Corp.                                         216,000     4,103,272
Canon Inc.                                                202,000     4,465,245
Daiwa Securities                                          350,000     3,112,857
DDI Corp.                                                     401     2,652,327
Eisai Co.                                                 180,000     3,543,735
Honda Motor Co.                                           191,000     5,459,028
Ishikawajima Har                                          759,000     3,375,227
Keyence Corp.                                              23,800     2,938,779
Kinden Corp.                                                  900        11,424
Meitec Corp.                                               88,900     1,696,477
Mitsubishi Estate                                         251,000     2,579,138
Mitsubishi Trust & Banking                                231,000     3,091,702
Mycal Corp.                                               166,000     2,408,082
Nichiei Co.                                                50,900     3,757,836
Nintendo Co.                                               77,900     5,576,297
Nippon Telephone & Telegraph CP                               451     3,419,204
Nippon TV Network                                           8,100     2,447,975
Rohm Co.                                                   60,000     3,937,484
Sekisui Chemical                                          333,000     3,364,217
Seven Eleven Japan                                         28,700     1,680,218
Sharp Corp.                                               234,000     3,333,909
Shin Etsu Chemical Co.                                        350         6,377
Shiseido Co.                                              287,000     3,320,784
Sho-Bond Corp.                                             86,900     2,341,145
SMC Corp.                                                  27,400     1,843,071
Sony Corp.                                                 56,400     3,696,365
Taiyo Yuden Co.                                           291,000     4,070,633
TDK Corp.                                                  56,000     3,650,807
Toda Corp.                                                406,000     3,085,053
Yamatake Honeywell                                        289,000     4,666,523
-------------------------------------------------------------------------------
                                                                    101,817,270

Malaysia: 3.8%
-------------------------------------------------------------------------------
HICOM Holdings Bhd                                      1,000,000     2,870,718
Hong Leong Credit                                         515,000     3,242,328
Ioi Corp.                                               1,277,000     1,961,893
Malaysian Resources Corp.                                 833,000     3,281,865
Multi Purpose Holding                                   1,375,000     2,667,789
Ytl Corp.                                                 496,000     2,670,996
-------------------------------------------------------------------------------
                                                                     16,695,589

Netherlands: 4.6%
-------------------------------------------------------------------------------
Gist Brocades NV                                          121,200     3,783,771
Gucci Group N V                                            49,600     3,168,200
Ing Groep NV                                               94,600     3,408,121
Kon Ahrend NV                                              40,400     2,253,414
Oce V/D Grinten NV                                         30,000     3,259,774
Polygram NV                                                25,900     1,320,127
Wolters Kluwer NV                                          23,400     3,110,513
-------------------------------------------------------------------------------
                                                                     20,303,920

New Zealand: 1.5%
-------------------------------------------------------------------------------
Fletcher Challenge                                        971,000     2,986,108
Telecom Corp. of New Zealand                              691,000     3,527,056
-------------------------------------------------------------------------------
                                                                      6,513,164

Norway: 1.1%
-------------------------------------------------------------------------------
Orkla Asa                                                  70,000     4,834,629
-------------------------------------------------------------------------------

Portugal: 1.0%
-------------------------------------------------------------------------------
Portugal Telecom S.A.                                     160,000     4,520,000
-------------------------------------------------------------------------------

Singapore: 0.8%
-------------------------------------------------------------------------------
Overseas Chinese Banking Corp.                            268,500     3,338,741
-------------------------------------------------------------------------------

                                                         Number        Market
                                                        of Shares      Value
                                                        -----------------------

South Africa: 0.8%
-------------------------------------------------------------------------------

De Beers - Centenary                                      120,000    $3,436,999
-------------------------------------------------------------------------------
South Korea: 0.8%
-------------------------------------------------------------------------------
Korea International Investment Fund III *                  14,901     1,324,997
Korea International Investment Fund IV *                   31,550     2,211,971
-------------------------------------------------------------------------------
                                                                      3,536,968

Spain: 2.4%
-------------------------------------------------------------------------------
Aguas De Barcelona                                         88,002     3,660,395
Aguas De Barcelona, New *                                   1,257        52,284
Repsol S.A.                                                70,000     2,685,153
Telefonica De Espana S.A.                                 171,000     3,971,231
-------------------------------------------------------------------------------
                                                                     10,369,063

Sweden: 2.9%
-------------------------------------------------------------------------------
Ericsson (LM) Tel                                         156,400     4,838,839
Pharmacia & Upjohn                                         86,800     3,557,325
Skandia Foersaekrings                                     149,800     4,239,270
-------------------------------------------------------------------------------
                                                                     12,635,434

Switzerland: 6.0%
-------------------------------------------------------------------------------
ABB AG                                                      3,290     4,092,528
Ares Serono S.A.                                            3,780     3,606,321
CS Holding                                                 37,100     3,811,169
Elektrowatt AG                                             10,500     4,181,173
Novartis AG *                                               3,000     3,435,936
Roche Holdings AG                                             490     3,812,738
SCHW Ruckversicher                                          3,440     3,672,589
-------------------------------------------------------------------------------
                                                                     26,612,454

Taiwan: 0.4%
-------------------------------------------------------------------------------
R O C Taiwan Fund *                                       189,800     1,945,450
-------------------------------------------------------------------------------

UK: 10.0%
-------------------------------------------------------------------------------
Barclays plc                                              253,000     4,336,586
British Petroleum                                         443,800     5,322,255
Cable & Wireless                                          516,400     4,317,341
Corporate Services Group                                  530,000     1,566,301
Electra Investment Trust                                  410,000     2,992,291
Electrocomponents                                         720,600     5,691,221
Misys plc - (England)                                     216,200     4,115,097
Rentokil Group                                            577,200     4,351,002
Reuters Holdings                                          245,800     3,160,406
Sema Group                                                150,000     2,801,096
Siam Fund *                                                32,000     1,343,040
Standard Chartered Bank                                   344,000     4,225,595
-------------------------------------------------------------------------------
                                                                     44,222,231

Total Common Stocks: 97.4%
(Cost $376,659,287)                                                 428,717,958
-------------------------------------------------------------------------------

                                                        Maturity
Repurchase Agreement:                                    Amount
                                                      -----------

Shearson Lehman repurchase agreement,
dated 12/31/96, 4.75%, maturing 01/02/97
collateralized by U.S. Treasury Notes
5.625%, 02/15/06                                      $10,185,000    10,185,000
-------------------------------------------------------------------------------
Total Repurchase Agreement: 2.3%
(Cost $10,185,000)                                                   10,185,000
-------------------------------------------------------------------------------

Total Investments: 99.7%
(Cost $386,844,287)                                                 438,902,958
-------------------------------------------------------------------------------

Other Assets Over Liabilities: 0.3%                                   1,471,704
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $14.556 per share based
 on 30,254,331 shares issued and
 outstanding)                                                      $440,374,662
===============================================================================

Lincoln National Managed Fund, Inc.

Statement of Net Assets
December 31, 1996

Investments:

                                                           Par         Market
Long-Term Debt Investments:                               Amount       Value
                                                        -----------------------

U.S. Government and Agency Obligations:  20.8%
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
 6.3%, 4/8/99                                          $9,320,000    $9,281,974
 6.4269%, 10/15/06                                      2,000,000     1,968,125
 7.3%, 12/1/12                                          2,973,720     3,001,598
 8.5%, 1/1/17                                             972,078     1,014,302
FNMA
 7.6%, 7/25/05                                            990,496       999,494
 6.73%, 8/1/05                                          2,124,183     2,118,209
 7.175%, 10/1/05                                        3,962,650     4,061,716
 6.655%, 11/1/05                                          990,423       985,780
 6.66%, 12/1/05                                         1,981,599     1,972,311
 7.043%, 7/1/06                                         2,490,109     2,503,338
 7.15%, 10/1/15                                         2,922,052     2,882,787
 7.5%, 5/25/20                                          4,000,000     4,008,862
 7.0%, 10/1/25                                          2,831,652     2,775,019
FNMA Strips
 0.0%, 8/7/01                                           7,000,000     5,253,849
 0.0%, 4/12/06                                          6,000,000     5,119,500
 0.0%, 7/24/06                                         11,500,000     6,153,649
 0.0%, 7/5/14                                           2,500,000       738,175
GNMA
 6.5%, 12/15/23                                         1,271,857     1,221,380
U.S. Treasury Bonds
 13.25%, 5/15/14                                       20,800,000    32,295,536
 6.0%, 2/15/26                                          3,925,000     3,574,733
U.S. Treasury Notes
 5.375%, 5/31/98                                        2,000,000     1,989,840
 6.5%, 8/31/01                                         15,250,000    15,424,916
 6.125%, 12/31/01                                      30,000,000    29,891,697
U.S. Treasury Strip
 0.0%, 5/15/18                                          4,700,000     1,096,039
-------------------------------------------------------------------------------
                                                                    140,332,829

Collateralized Mortgage Obligations: 0.0%
-------------------------------------------------------------------------------
Mid State Trust III
 7.625%, 4/1/22                                           263,029       267,732
-------------------------------------------------------------------------------

Air Transportation: 0.8%
-------------------------------------------------------------------------------
American Airlines Equipment Trust
 10.18%, 1/2/13                                         1,500,000     1,811,770
Federal Express Corp.
 7.96%, 3/28/17                                         2,000,000     2,022,500
United Airline Inc. Equipment Trust
 9.35%, 4/7/16                                          1,500,000     1,678,042
-------------------------------------------------------------------------------
                                                                      5,512,312

Banking and Insurance: 4.8%
-------------------------------------------------------------------------------
Ahmanson H F & Co.
 8.25%, 10/1/02                                         2,000,000     2,150,000
Banc One Corp.
 9.875%, 3/1/09                                           500,000       610,625
Barnett Banks Inc.
 6.9%, 9/1/05                                           1,500,000     1,483,125
Barnett Capital Trust Inc.
 8.06%, 12/1/26                                         1,900,000     1,916,625
Citicorp
 6.33%, 1/5/06                                          1,600,000     1,524,000
First America Bank Corp.
 7.75% Subordinated Note, 7/15/04                       2,000,000     2,090,000
First Union Corp.
 8.0%, 8/15/09                                          2,000,000     2,130,000
First USA Bank
 5.75%, 1/15/99                                         2,000,000     1,972,500
Fleet Financial Group Inc.
 7.25%, 9/1/99                                          1,000,000     1,020,000
Mellon Capital Corp.
 7.72%, 12/1/26                                         1,500,000     1,471,875


                                                         Par           Market
                                                        Amount          Value
                                                  -----------------------------

National Westminster Bank plc
   9.45% Debentures, 5/1/01                              $500,000      $550,000
NationsBank Corp.
   8.125% Subordinated Debenture, 6/15/02               1,000,000     1,070,000
Royal Bank Scotland Group
   6.0%, 12/29/49                                       1,500,000     1,311,600
Societe Generale (France)
   7.4%, 6/1/06                                         1,500,000     1,530,000
Southtrust Bank Birmingham Alabama
   7.69%, 5/15/25                                       2,750,000     2,890,937
Standard Chartered Bank
   5.9%, 12/29/49                                       1,500,000     1,250,190
Travelers Group Inc.
   8.625%, 2/1/07                                       3,000,000     3,330,000
Union Bank Switzerland
   7.25%, 7/15/06                                       2,250,000     2,300,625
Wachovia Capital Trust
   7.64%, 1/15/27                                       1,900,000     1,878,625
--------------------------------------------------------------------------------
                                                                     32,480,727

Broadcasting:  0.1%
--------------------------------------------------------------------------------
Viacom Inc.
   8.75%, 5/15/01                                         500,000       502,500
--------------------------------------------------------------------------------

Consumer Products and Services:  0.2%
--------------------------------------------------------------------------------
Service Corp. International
   7.0%, 6/1/15                                         1,000,000     1,007,500
--------------------------------------------------------------------------------

Electrical and Electronics:  0.1%
--------------------------------------------------------------------------------
Litton Industries Inc.
   6.98% Senior Debenture, 3/15/36                      1,000,000       997,500
--------------------------------------------------------------------------------

Entertainment:  0.3%
--------------------------------------------------------------------------------
Time Warner Inc.
   8.875%, 10/1/12                                        500,000       543,125
   9.125%, 1/15/13                                      1,500,000     1,618,125
--------------------------------------------------------------------------------
                                                                      2,161,250

Finance:  3.7%
--------------------------------------------------------------------------------
Aristar Finance
   7.5% Senior Subordinated Note, 7/1/99                1,500,000     1,535,625
Avco Financial Services Inc.
   7.25%, 7/15/99                                       1,000,000     1,023,750
Chrysler Financial Corp.
   9.5%, 12/15/99                                       1,500,000     1,625,625
CIT Group Holdings Inc.
   5.875%, 10/15/08                                     1,500,000     1,374,375
Dow Capital B V
   9.0%, 5/15/10                                        3,000,000     3,416,250
Ford Motor Credit Co.
   7.95% Med. Term Note, 5/17/99                        2,000,000     2,070,000
GE Capital Corp.
   8.3%, 9/20/09                                        3,000,000     3,371,250
General Motors Acceptance Corp.
   7.875% Med. Term Note, 3/7/01                        1,500,000     1,567,500
   8.875% Debenture, 6/1/10                             1,500,000     1,738,125
Household Finance Corp.
   9.625% Senior Subordinated Note, 7/15/00               875,000       960,312
International Lease Finance Co.
   8.25%, 1/15/00                                       2,000,000     2,097,500
Salomon Inc.
   7.25%, 1/15/00                                       1,000,000     1,013,750
Student Loan Marketing Association - Global
   6.161%, 12/2/99                                      3,500,000     3,479,630
--------------------------------------------------------------------------------
                                                                     25,273,692

Financial Services:  0.2%
--------------------------------------------------------------------------------
Finova Capital Corp.
   6.12% Med. Term Note, 5/28/02                        1,000,000       980,000
Speigel Charge Account Trust 2
   6.95%, 2/15/01                                         500,000       502,156
--------------------------------------------------------------------------------
                                                                      1,482,156

Food and Beverage:  0.1%
--------------------------------------------------------------------------------
Nabisco Inc.
   7.55%, 6/15/15                                         750,000       739,687
--------------------------------------------------------------------------------

Foreign Government:  1.0%
--------------------------------------------------------------------------------
Hydro-Quebec
   7.2% Med. Term Note, 10/5/09                         3,000,000     3,354,390
Manitoba (Province of)
   7.75%, 7/17/16                                       1,500,000     1,603,125
United Mexican States
   7.5625%, 8/6/01                                      1,250,000     1,253,125
--------------------------------------------------------------------------------
                                                                      6,210,640

Hospital and Health Care:  0.2%
--------------------------------------------------------------------------------
Allegiance Corp.
   7.3%, 10/15/06                                       1,000,000     1,008,750
--------------------------------------------------------------------------------

Industrial:  0.7%
--------------------------------------------------------------------------------
General American Transportation
   7.5%, 2/28/15                                        1,500,000     1,516,875
Philips Electronics NV
   7.0%, 6/7/01                                         3,300,000     3,337,125
--------------------------------------------------------------------------------
                                                                      4,854,000

Machinery and Engineering:  0.3%
--------------------------------------------------------------------------------
John Deere Capital
   8.625%, 8/1/19                                       2,000,000     2,192,500
--------------------------------------------------------------------------------

Metals and Mining:   1.2%
--------------------------------------------------------------------------------
Cyprus Amax Minerals Co.
   7.375%, 5/15/07                                      2,500,000     2,528,125
Inco Ltd.
   9.6% Debenture, 6/15/22                              1,300,000     1,434,875
Newmont Gold Co.
   8.91%, 1/5/09                                          724,132       781,157
Noranda Inc.
   8.125%, 6/15/04                                      2,000,000     2,115,000
Placer Dome Inc.
  7.37% Med. Term Note, 6/3/26                          1,000,000     1,025,000
--------------------------------------------------------------------------------
                                                                      7,884,157

Motor Vehicles and Equipment:  0.2%
--------------------------------------------------------------------------------
Goodyear Tire & Rubber
   6.625%, 12/1/06                                      1,250,000     1,212,500
--------------------------------------------------------------------------------

Miscellaneous:  0.4%
--------------------------------------------------------------------------------
Duquesne II Funding Corp.
   8.7%, 6/1/16                                         2,475,000     2,574,000
--------------------------------------------------------------------------------

Paper:  0.6%
--------------------------------------------------------------------------------
Champion International Corp.
   7.7%, 12/15/99                                       1,500,000     1,552,500
Westvaco Corp.
   8.3%, 8/1/22                                         2,500,000     2,618,750
--------------------------------------------------------------------------------
                                                                      4,171,250

Petroleum and Petroleum Related:  0.5%
--------------------------------------------------------------------------------
Enron Corp.
   9.5%, 6/15/01                                        1,000,000     1,108,750
Noble Affiliates Inc.
   7.25%, 10/15/23                                        600,000       566,250
Petro Canada - Debentures
   8.6%, 10/15/01                                       1,500,000     1,606,875
--------------------------------------------------------------------------------
                                                                      3,281,875

Public Utilities:  4.6%
--------------------------------------------------------------------------------
Baltimore Gas & Electric Co.
   8.92% Med. Term Note, 7/16/98                        1,000,000     1,041,250
Central Maine Power Co.
   6.5%, 7/22/97                                        1,500,000     1,505,625

                                                         Par           Market
                                                        Amount          Value
                                                  -----------------------------

Commonwealth Edison Co.
   9.375%, 2/15/00                                       $500,000      $537,500
Detroit Edison Co.
   6.56%, 5/1/01                                        2,000,000     1,982,500
Great Lakes Power Inc.
   9.0%, 8/1/04                                         1,500,000     1,618,125
MidAmerican Energy
   6.5%, 12/15/01                                       1,250,000     1,240,625
National Power plc
   7.125%, 7/11/01                                      1,750,000     1,789,375
National Rural Utilities Cooperative Finance Corp.
   8.5%, 2/15/98                                        1,000,000     1,026,250
Nevada Power Co.
   7.06%, 5/1/00                                        1,500,000     1,518,750
Old Dominion Electric Co-op SE
   7.48%, 12/1/13                                       1,500,000     1,528,125
Pacific Gas & Electric Co.
   6.25%, 8/1/03                                        2,000,000     1,950,000
Pacificorp
   9.15% Med. Term Note, 8/9/11                         1,500,000     1,766,250
Pennsylvania Power & Light
   7.7%, 10/1/09                                        3,000,000     3,153,750
PSI Energy Inc.
   8.57%, 12/27/11                                        500,000       564,375
Public Service Co. of Colorado
   6.38%, 11/1/05                                       1,500,000     1,441,875
South Carolina Electric
   9.0%, 7/15/06                                        2,500,000     2,828,125
Texas Gas Transmission Corp.
   8.625%, 4/1/04                                       2,000,000     2,185,000
Texas Utilities Co.
   7.375%, 8/1/01                                       1,500,000     1,535,625
Utilicorp United Inc.
   10.5%, 12/1/20                                       1,000,000     1,141,250
Washington Water & Power Co.
   8.01%, 12/17/01                                      1,000,000     1,052,500
--------------------------------------------------------------------------------
                                                                     31,406,875

Railroads:  0.3%
--------------------------------------------------------------------------------
Burlington Northern Railroad
   6.94%, 1/2/14                                          500,000       496,781
Chicago & Northwestern Holdings
   6.25%, 7/30/12                                       1,419,193     1,348,233
--------------------------------------------------------------------------------
                                                                      1,845,014

Restaurant:  0.2%
--------------------------------------------------------------------------------
Darden Restaurants
   6.375%, 2/1/06                                       1,500,000     1,406,250
--------------------------------------------------------------------------------

Retail:  0.5%
--------------------------------------------------------------------------------
Dayton Hudson Corp.
   10.0%, 1/1/11                                          500,000       610,625
Sears Roebuck & Co.
   9.05%, 2/6/12                                        2,500,000     2,884,375
--------------------------------------------------------------------------------
                                                                      3,495,000

Securities Dealers:  0.8%
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
   8.875% Senior Note, 3/1/02                           1,000,000     1,082,500
Paine Webber Group Inc.
   6.75%, 2/1/06                                        1,500,000     1,441,875
Smith Barney Holdings
   7.875%, 10/1/99                                      3,000,000     3,112,500
--------------------------------------------------------------------------------
                                                                      5,636,875

Telecommunications:  1.1%
--------------------------------------------------------------------------------
GTE Hawaiian Telephone Co. Inc.
   7.0% Senior Debenture, 2/1/06                        2,000,000     1,997,500
Nynex Capital Funding
   7.63%, 10/15/09                                      3,000,000     3,256,290
Southwestern Bell Capital
   7.13%, 6/1/05                                        2,000,000     2,022,500
--------------------------------------------------------------------------------
                                                                      7,276,290

Total Long-Term Debt Investments:  43.7%
(Cost $290,117,350)                                                 295,213,861
--------------------------------------------------------------------------------



                                                         Number        Market
Common Stocks:                                          of Shares       Value
                                                  -----------------------------

Air Transportation:  1.0%
--------------------------------------------------------------------------------
American West Airlines Corp. B *                           31,100      $493,712
AMR Corp. *                                                22,800     2,009,250
Comair Holdings Inc.                                       25,000       604,687
Continental Airlines Holdings Inc. *                       23,500       663,875
Northwest Airlines Corp. *                                 81,300     3,180,863
--------------------------------------------------------------------------------
                                                                      6,952,387

Aerospace:  1.3%
--------------------------------------------------------------------------------
McDonnell Douglas Corp.                                    83,200     5,324,800
United Technologies                                        50,800     3,352,800
--------------------------------------------------------------------------------
                                                                      8,677,600

Banking and Insurance:  6.6%
--------------------------------------------------------------------------------
Allstate Corp.                                             11,310       654,566
American Bankers Insurance Group Inc.                      12,400       632,400
AmSouth Bancorporation                                     36,000     1,741,500
Bank of Boston Corp.                                       72,500     4,658,125
Bank of New York Inc.                                      18,800       634,500
BankAmerica Corp.                                          12,500     1,246,875
Cigna Corp.                                                39,400     5,383,025
Chase Manhattan Corp.                                      78,100     6,970,425
Deposit Guaranty Corp.                                     23,400       725,400
Equitable Cos. Inc.                                        29,300       721,512
First Chicago NBD Corp.                                    96,835     5,204,881
Fremont General Corp.                                      17,500       542,500
Marsh & McLennan Cos. Inc.                                 34,900     3,629,600
J.P. Morgan & Co. Inc.                                      8,200       800,525
NationsBank Corp.                                          39,700     3,880,675
Onebancorp Inc.                                            18,900       704,025
Peoples Heritage Financial Group Inc.                       7,000       195,125
Provident Bancorp                                          14,325       483,469
Travelers Group Inc.                                      132,733     6,022,760
--------------------------------------------------------------------------------
                                                                     44,831,888

Building and Construction:  0.1%
--------------------------------------------------------------------------------
U.S. Home Corp. *                                          22,300       579,800
--------------------------------------------------------------------------------

Building Materials:  0.5%
--------------------------------------------------------------------------------
Dover Corp.                                                64,900     3,261,225
--------------------------------------------------------------------------------

Broadcasting:  0.5%
--------------------------------------------------------------------------------
HBO & Co.                                                  27,000     1,603,125
King World Productions *                                   56,700     2,090,813
--------------------------------------------------------------------------------
                                                                      3,693,938

Chemicals:  1.2%
--------------------------------------------------------------------------------
Bio Rad Laboratories Inc. *                                21,000       630,000
Dow Chemical Co.                                           66,000     5,172,750
International Specialty Products *                         57,400       703,150
Learonal Inc.                                              27,100       623,300
Olin Corp.                                                 24,200       910,525
--------------------------------------------------------------------------------
                                                                      8,039,725

Coal and Gas:  0.3%
--------------------------------------------------------------------------------
Northwest Natural Gas Co.                                  26,400       636,900
Washington Gas Light Co.                                   35,300       798,663
Zeigler Coal Holding Co.                                   31,600       675,450
--------------------------------------------------------------------------------
                                                                      2,111,013

Construction:  0.1%
--------------------------------------------------------------------------------
Centex Construction Products                               39,000       702,000
--------------------------------------------------------------------------------

Consumer Products and Services:  3.5%
--------------------------------------------------------------------------------
American Brands Inc.                                       17,800       883,325
CDW Computer Centers Inc. *                                 9,550       566,434
Hughes Supply Inc.                                         13,900       599,438
Johnson & Johnson                                          73,400     3,651,650
Magna Group Inc.                                           22,200       654,900
Nash Finch Co.                                             35,100       754,650
Philip Morris Co. Inc.                                     89,000    10,023,625


                                                           Number      Market
                                                          of Shares     Value
                                                          ---------------------
Procter & Gamble Co.                                       57,400    $6,170,500
Russ Berrie & Co. Inc.                                     31,900       574,200
Tommy Hilfiger Corp. *                                      1,000        48,000
-------------------------------------------------------------------------------
                                                                     23,926,722

Container:  0.2%
-------------------------------------------------------------------------------
Stone Container Corp.                                      85,400     1,270,325
-------------------------------------------------------------------------------


Drug and Hospital Supplies:  4.3%
-------------------------------------------------------------------------------
Abbott Laboratories                                        29,600     1,502,200
Adac Laboratories                                          26,400       631,950
Amgen Inc.  *                                              80,900     4,403,994
Bristol-Myers Squibb Co.                                   71,800     7,808,250
Dura Pharmaceuticals Inc. *                                14,200       678,050
Lincare Holdings Inc. *                                    47,400     1,955,250
Merck & Co. Inc.                                           61,600     4,881,800
Schering-Plough Corp.                                      82,200     5,322,450
Sequus Pharmaceuticals Inc. *                              37,900       604,031
Somatgen Inc. *                                            40,300       440,781
Sybron International Corp. *                               19,500       643,500
-------------------------------------------------------------------------------
                                                                     28,872,256

Electrical and Electronics:  3.9%
-------------------------------------------------------------------------------
Alliant Techsystems Inc. *                                 10,600       583,000
Ascend Communications Inc. *                               24,600     1,528,275
CDI Corp. *                                                19,000       539,125
Chips & Technologies Inc. *                                31,000       561,875
Cooper Industries Inc.                                     35,900     1,512,287
Dynatech Corp. *                                           14,700       648,637
Eltron International Inc. *                                23,400       476,775
General Electric Co.                                       92,100     9,106,388
Harris Corp.                                               44,600     3,060,675
Jabil Circuit Inc. *                                       15,300       612,956
Litton Industries Inc. *                                   25,800     1,228,725
Raychem Corp.                                              14,800     1,185,850
Rexel Inc. *                                               43,600       692,150
Tektronix Inc.                                             65,300     3,346,625
Tellabs Inc. *                                              5,300       199,744
Ucar International Inc.                                    22,000       827,750
-------------------------------------------------------------------------------
                                                                     26,110,837

Entertainment:  1.1%
-------------------------------------------------------------------------------
Brunswick Corp.                                            16,200       388,800
Callaway Golf Co.                                         112,600     3,237,250
K2                                                         25,200       693,000
Mirage Resorts *                                          128,300     2,774,488
-------------------------------------------------------------------------------
                                                                      7,093,538

Farm Supplies:  0.1%
-------------------------------------------------------------------------------
Dekalb Genetics Corp. - Class B                            12,000       610,500
-------------------------------------------------------------------------------


Finance:  0.1%
-------------------------------------------------------------------------------
One Valley Bancorp West Virginia Inc.                      18,250       683,234
-------------------------------------------------------------------------------


Financial Services:  0.7%
-------------------------------------------------------------------------------
Olympic Financial Ltd. *                                   44,600       641,125
Student Loan Marketing Association                         41,300     3,846,063
-------------------------------------------------------------------------------
                                                                      4,487,188

Food and Beverage:  3.7%
-------------------------------------------------------------------------------
Boston Chicken                                             11,900       426,912
Campbell Soup Co.                                          23,800     1,909,950
Chiquita Brands International Inc.                         44,400       566,100
Coca-Cola Co.                                              81,200     4,273,150
ConAgra Inc.                                               66,900     3,328,275
CPC International Inc.                                      8,000       620,000
Heinz H.J. Co.                                             72,050     2,575,788
Hershey Foods Corp.                                        55,700     2,436,875
Hudson Foods Inc.                                          35,800       680,200
RJR Nabisco Holdings Corp.                                102,580     3,487,720
Safeway Inc. *                                             99,700     4,262,175
Smithfield Foods Inc. *                                    18,300       693,113
-------------------------------------------------------------------------------
                                                                     25,260,258

Health and Personal Care:  0.5%
-------------------------------------------------------------------------------
Hebalife International                                     20,000      $651,250
Oxford Health Plans *                                      38,100     2,231,231
Rotech Medical Corp. *                                     31,600       659,650
-------------------------------------------------------------------------------
                                                                      3,542,131

Hospital and Health Care:  0.4%
-------------------------------------------------------------------------------
Allegiance                                                  6,540       180,667
HealthSouth Rehabilitation Corp. *                         39,700     1,533,413
Quorum Health Group *                                      18,500       548,063
Universal Health Services Inc.  *                          22,000       629,750
-------------------------------------------------------------------------------
                                                                      2,891,893

Household Appliances:  0.1%
-------------------------------------------------------------------------------
Maytag Corp.                                               47,200       932,200
-------------------------------------------------------------------------------


Industrial:  0.8%
-------------------------------------------------------------------------------
GenCorp Inc.                                               39,600       717,750
Johnson Controls Inc.                                      50,600     4,193,475
Stanley Works                                              22,400       604,800
-------------------------------------------------------------------------------
                                                                      5,516,025

Machinery and Engineering:  1.2%
-------------------------------------------------------------------------------
Caterpillar Inc.                                           57,500     4,326,875
Energy Ventures Inc. *                                     12,500       635,937
Graco Inc.                                                 25,600       627,200
Ingersoll-Rand Co.                                         20,300       903,350
Lindsay Manufacturing Co.                                  14,700       678,038
Valmont Industries                                         17,700       725,700
-------------------------------------------------------------------------------
                                                                      7,897,100

Metals And Mining:  1.1%
-------------------------------------------------------------------------------
Asarco Inc.                                                66,200     1,646,725
Chaparral Steel Co.                                        40,100       486,212
Cyprus Amax Minerals Co.                                   15,600       364,650
Phelps Dodge Corp.                                         50,000     3,375,000
Texas Industries Inc.                                       9,300       470,813
Tredegar Industries Inc.                                   14,800       593,850
WHX Corp. *                                                62,400       553,800
-------------------------------------------------------------------------------
                                                                      7,491,050

Miscellaneous:  0.5%
-------------------------------------------------------------------------------
Figgie International *                                     53,800       642,237
Louis Dreyfus Natural Gas Corp. *                          34,500       590,813
Plantronics Inc.*                                          14,000       630,000
Personnel Group of America Inc. *                          29,000       699,625
Westpoint Stevens Inc. *                                   22,100       657,475
-------------------------------------------------------------------------------
                                                                      3,220,150

Motor Vehicles and Equipment:  2.3%
-------------------------------------------------------------------------------
BF Goodrich Co.                                            53,000     2,146,500
Diebold Inc.                                               56,900     3,577,587
Champion Enterprises Inc. *                                28,400       553,800
Chrysler Corp.                                            172,600     5,695,800
Ford Motor Co.                                             18,700       596,062
General Motors Corp.                                       32,300     1,800,725
Simpson Industries Inc.                                    55,800       613,800
Wynn's International Inc.                                  22,650       716,306
-------------------------------------------------------------------------------
                                                                     15,700,580

Office and Business Equipment and Services:  3.9%
-------------------------------------------------------------------------------
Cadence Design Systems Inc. *                              69,225     2,751,694
Cisco Systems Inc. *                                       55,200     3,515,550
Compaq Computer Corp. *                                    11,900       883,575
Computer Associates International Inc.                     27,225     1,354,444
Gateway 2000 Inc. *                                        10,500       562,406
Honeywell Inc.                                             59,400     3,905,550
Hunt Manufacturing                                         36,800       667,000
Medic Computer Systems Inc. *                              15,200       612,750
Moore Corp. Ltd.                                           16,600       338,225
Pairgain Technologies Inc. *                               62,400     1,899,300
Pitney Bowes Inc.                                          55,300     3,013,850
Rational Software Corp. *                                  16,100       636,956
Robert Half International Inc. *                           18,700       642,813


                                                           Number      Market
                                                          of Shares     Value
                                                          ---------------------
Smart Modular Technologies *                               24,200      $603,488
Sun Microsystems Inc. *                                   151,400     3,889,088
Vanstar Corp. *                                            25,600       627,200
Xircom Inc. *                                              29,800       651,875
-------------------------------------------------------------------------------
                                                                     26,555,764

Paper:  1.0%
-------------------------------------------------------------------------------
Avery-Dennison Corp.                                      132,800     4,697,800
Bowater Inc.                                               35,000     1,316,875
Republic Group                                             33,900       529,688
-------------------------------------------------------------------------------
                                                                      6,544,363

Petroleum and Petroleum Related:  5.3%
-------------------------------------------------------------------------------
Atlantic Richfield Co.                                     32,500     4,306,250
Exxon Corp.                                                64,700     6,340,600
Halliburton Co.                                            38,800     2,337,700
Mesa Inc. *                                               134,600       706,650
Mitchell Energy & Development Corp.                        28,900       639,413
Nabors Industries Inc. *                                   33,900       652,575
Occidental Petroleum Corp.                                132,500     3,097,188
Oryx Energy Co. *                                          48,000     1,188,000
Parker & Parsley Petroleum Co.                             18,600       683,550
Royal Dutch Petroleum Co.                                  19,000     3,244,250
Texaco Inc.                                                59,100     5,799,188
USX Marathon Group Inc.                                    69,200     1,652,150
Unocal Corp.                                              123,700     5,025,313
-------------------------------------------------------------------------------
                                                                     35,672,827

Photography:  0.2%
-------------------------------------------------------------------------------
Foamex International Inc. *                                35,900       590,106
LCI International Inc. *                                   20,000       430,000
-------------------------------------------------------------------------------
                                                                      1,020,106

Plastics:  0.1%
-------------------------------------------------------------------------------
Safeskin Corp. *                                           12,700       622,300
-------------------------------------------------------------------------------


Printing and Publishing:  0.5%
-------------------------------------------------------------------------------
American Business Products Inc.                            29,000       728,625
Bowne & Co. Inc.                                           29,100       716,587
New York Times Co.                                         36,300     1,379,400
Pulitzer Publishing Co.                                    13,066       605,936
-------------------------------------------------------------------------------
                                                                      3,430,548

Public Utilities:  2.2%
-------------------------------------------------------------------------------
Black Hills Corp.                                          25,300       711,562
Edison International                                      142,100     2,824,237
General Public Utilities Corp.                             40,200     1,351,725
Green Mountain Power Corp.                                 25,600       611,200
Laclede Gas Co.                                            24,200       583,825
Northwestern Public Service Co.                            17,500       599,375
Ohio Edison Co.                                            24,200       550,550
Southern California Water Co.                              28,900       628,575
Texas Utilities Co.                                       101,700     4,144,275
TNP Enterprises Inc.                                       24,800       678,900
Unicom Corp.                                               86,400     2,343,600
-------------------------------------------------------------------------------
                                                                     15,027,824

Restaurant:  0.2%
-------------------------------------------------------------------------------
CKE Restaurants                                            20,500       738,000
Showbiz Pizza Time Inc. *                                  35,000       645,313
-------------------------------------------------------------------------------
                                                                      1,383,313

Retail:  2.7%
-------------------------------------------------------------------------------
Claire's Stores Inc.                                       43,450       564,850
CompUSA Inc. *                                             29,600       610,500
Eckerd Corp. *                                             17,201       550,432
Fabri-Centers of America *                                 39,800       641,775
Family Dollar Stores                                       48,100       980,037
Filene's Basement Corp. *                                 117,000       482,625
The Gap Inc.                                               98,600     2,970,325
Jostens Inc.                                              129,500     2,735,688
Just For Feet Inc. *                                       23,350       611,478
Microage Inc. *                                            30,500      $608,094
Sears Roebuck & Co.                                        52,900     2,440,013
Staples Inc. *                                             75,200     1,358,300
TJX Cos. Inc.                                              60,200     2,851,975
Value City Department Stores Inc. *                        53,300       559,650
Zale Corp. *                                               28,800       550,800
-------------------------------------------------------------------------------
                                                                     18,516,542

Securities Dealers:  0.9%
-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                  125,685     3,503,469
Morgan Stanley Group Inc.                                  25,400     1,450,975
Paine Webber Group Inc.                                    49,800     1,400,625
-------------------------------------------------------------------------------
                                                                      6,355,069

Shoes:  0.5%
-------------------------------------------------------------------------------
Nike Inc.                                                  56,600     3,381,850
-------------------------------------------------------------------------------


Soaps, Cleaner and Cosmetics:  0.5%
-------------------------------------------------------------------------------
Clorox Co.                                                 31,400     3,151,775
-------------------------------------------------------------------------------


Telecommunications:  3.8%
-------------------------------------------------------------------------------
American Telephone & Telegraph Co.                         56,100     2,440,350
Ameritech Corp.                                            89,800     5,444,125
BellSouth Corp.                                            65,800     2,656,675
Cincinnati Bell Inc.                                       47,700     2,939,512
Comnet Cellular Inc. *                                     22,600       627,150
Compression Labs *                                         85,700       318,697
DSP Communications Inc. *                                  32,000       618,000
GTE Corp.                                                  58,300     2,652,650
Nynex Corp.                                                63,300     3,046,313
Pacific Telesis Group                                     139,300     5,119,275
-------------------------------------------------------------------------------
                                                                     25,862,747

Textiles - Apparel Manufacturing:  0.1%
-------------------------------------------------------------------------------
Nautica Enterprises Inc. *                                 25,100       630,638
-------------------------------------------------------------------------------


Transportation:  0.3%
-------------------------------------------------------------------------------
PHH Corp.                                                  42,600     1,831,800
-------------------------------------------------------------------------------


Waste Management:  0.2%
-------------------------------------------------------------------------------
Ionics Inc. *                                              13,300       638,400
United Waste Systems Inc. *                                18,400       631,350
-------------------------------------------------------------------------------
                                                                      1,269,750

Total Common Stocks:  58.5%
(Cost $290,277,454)                                                 395,612,779
-------------------------------------------------------------------------------
                                                           Par
Money Market Instrument:                                  Amount
                                                          ------
Associates Corp. North America
   7.0%,  1/2/97                                       $5,400,000     5,400,000
-------------------------------------------------------------------------------

Total Money Market Instrument:  0.8%
(Cost $5,400,000)                                                     5,400,000
-------------------------------------------------------------------------------

Total Investments:   103.0%
(Cost $585,794,804)                                                 696,226,640
-------------------------------------------------------------------------------

Other Assets Under Liabilities:   (3.0%)                            (20,486,223)
-------------------------------------------------------------------------------
Net Assets:   100.0%
(Equivalent to $16.266 per share
  based on 41,543,163 shares
  issued and outstanding)                                          $675,740,417
===============================================================================

Lincoln National Money Market
   Fund, Inc.


Statement of Net Assets
December 31, 1996

Investments:

                                                          Par         Market
Money Market Instruments:                                Amount       Value
                                                      -------------------------
U.S. Government and Agency Obligations:  11.0%
-------------------------------------------------------------------------------
FNMA Agency
   5.05%,  3/14/97                                     $2,000,000    $1,997,975
United States Treasury Bill
   4.64%,  2/6/97                                       5,000,000     4,975,925
United States Treasury Bill
   4.98%,  3/6/97                                       3,000,000     2,972,720
-------------------------------------------------------------------------------
                                                                      9,946,620

Banking and Insurance:  32.9%
-------------------------------------------------------------------------------
Chase Securities Inc.
   5.29%,  2/24/97                                      4,400,000     4,365,119
Comerica Bank
   5.59%,  2/14/97                                      3,500,000     3,500,000
Corporate Asset Funding
   5.28%,  2/27/97                                      2,700,000     2,677,428
First Bank - N.A.
   5.395%,  3/7/97                                      4,000,000     4,000,000
J.P. Morgan & Co. Inc.
   5.4%,  3/18/97                                       3,200,000     3,163,520
MetLife Funding Inc.
   5.3%,  2/24/97                                       4,500,000     4,464,225
PNC Bank
   5.56%,  2/20/97                                      3,600,000     3,599,762
SunTrust Bank Inc.
   5.33%,  1/7/97                                       4,000,000     3,996,447
-------------------------------------------------------------------------------
                                                                     29,766,501

Chemicals:  8.6%
-------------------------------------------------------------------------------
Dupont E I De Nemours & Co.
   5.4%,  2/13/97                                       4,400,000     4,371,620
Monsanto Corp.
   5.37%,  2/20/97                                      3,400,000     3,374,642
-------------------------------------------------------------------------------
                                                                      7,746,262

Drug and Hospital Supplies:  1.6%
-------------------------------------------------------------------------------
Pfizer Inc.
   5.3%,  3/12/97                                       1,500,000     1,484,542
-------------------------------------------------------------------------------


Finance:  9.7%
-------------------------------------------------------------------------------
Associates Corp North America
   7.0%,  1/2/97                                        4,300,000     4,300,000
International Lease Finance
   5.29%,  3/10/97                                      4,500,000     4,455,035
-------------------------------------------------------------------------------
                                                                      8,755,035

Forest Products:  3.3%
-------------------------------------------------------------------------------
Weyerhaeuser Co.
   5.3%,  1/27/97                                       3,000,000     2,988,517
-------------------------------------------------------------------------------


Machinery and Engineering:  5.0%
-------------------------------------------------------------------------------
Caterpillar Financial
   5.44%,  7/28/97                                      4,500,000     4,500,000
-------------------------------------------------------------------------------


Motor Vehicles and Equipment:  6.8%
-------------------------------------------------------------------------------
Daimler-Benz NA Corp.
   5.32%,  3/5/97                                       3,700,000     3,665,553
Toyota Motor Credit
   5.32%,  1/3/97                                       2,477,000     2,476,268
-------------------------------------------------------------------------------
                                                                      6,141,821

Securities Dealers:  17.5%
-------------------------------------------------------------------------------
BT Securities Corp.
   5.34%,   1/14/97                                    $4,500,000    $4,491,322
Dean Witter Discover
   5.59%,  5/23/97                                      4,800,000     4,801,801
Merrill Lynch & Co. Inc.
   5.42%,  1/21/97                                      2,500,000     2,492,472
Smith Barney Inc.
   5.29%,  2/4/97                                       4,000,000     3,980,015
-------------------------------------------------------------------------------
                                                                     15,765,610

Telecommunications:  8.1%
-------------------------------------------------------------------------------
Ameritech Corp.
   5.29%,  3/5/97                                       3,900,000     3,864,288
US West Communications
   5.38%,  1/23/97                                      3,500,000     3,488,493
-------------------------------------------------------------------------------
                                                                      7,352,781

Total Money Market Instruments:  104.5%
(Cost $94,447,689)                                                   94,447,689
-------------------------------------------------------------------------------

Other Assets Under Liabilities:  (4.5%)                              (4,090,081)
-------------------------------------------------------------------------------

Net Assets:  100.0%
(Equivalent to $10.000 per share
 based on 9,035,761 shares
 issued and outstanding)                                            $90,357,608
===============================================================================


Lincoln National Social Awareness
   Fund Inc.


Statement of Net Assets
December 31, 1996

Investments:

                                                           Number       Market
Common Stocks:                                            of Shares      Value
                                                          ---------------------
Air Transportation:  1.0%
-------------------------------------------------------------------------------
AMR Corp.*                                                 37,300    $3,287,062
Northwest Airlines Corp.*                                  75,500     2,953,937
-------------------------------------------------------------------------------
                                                                      6,240,999

Banking and Insurance:  21.0%
-------------------------------------------------------------------------------
Allstate Corp.                                            120,634     6,981,693
AmSouth Bancorporation                                    139,800     6,762,825
Bank of Boston Corp.                                      119,700     7,690,725
Bank of New York Inc.                                     177,200     5,980,500
BankAmerica Corp.                                         106,200    10,593,450
Cigna Corp.                                                69,000     9,427,125
City National Corp.                                       329,500     7,125,437
Chase Manhattan Corp.                                     110,700     9,879,975
First Chicago NBD Corp.                                   107,311     5,767,966
First Union Corp.                                          62,100     4,595,400
J.P. Morgan & Co. Inc.                                     25,300     2,469,913
Marsh & McLennan Cos. Inc.                                 82,900     8,621,600
Mellon Bank Corp.                                          40,800     2,896,800
Mercury General Corp.                                      81,300     4,268,250
Mid Ocean Ltd.                                            122,200     6,415,500
NationsBank Corp.                                         109,300    10,684,075
Old Republic International Corp.                           70,650     1,889,888
SunAmerica Inc.                                           170,600     7,570,375
Travelers Group Inc.                                      297,633    13,505,098
-------------------------------------------------------------------------------
                                                                    133,126,595

Building and Construction:  1.0%
-------------------------------------------------------------------------------
Kaufman & Broad Home Corp.                                 23,800       306,425
Oakwood Homes                                             274,600     6,281,475
-------------------------------------------------------------------------------
                                                                      6,587,900


                                                         Number        Market
                                                        of Shares      Value
                                                        -----------------------

Broadcasting:  1.8%
-------------------------------------------------------------------------------
HBO & Co.                                                 135,500    $8,045,312
King World Productions Inc.*                               95,300     3,514,188
-------------------------------------------------------------------------------
                                                                     11,559,500

Coal and Gas:  1.0%
-------------------------------------------------------------------------------
Union Planters Corp.                                      157,000     6,123,000
-------------------------------------------------------------------------------

Consumer Products and Services:  3.6%
-------------------------------------------------------------------------------
Johnson & Johnson                                         269,400    13,402,650
Omnicom Group Inc.                                        101,000     4,620,750
Tommy Hilfiger Corp.*                                     101,600     4,876,800
-------------------------------------------------------------------------------
                                                                     22,900,200

Drug and Hospital Supplies:  3.8%
-------------------------------------------------------------------------------
Amgen Inc.*                                               173,200     9,428,575
Lincare Holdings Inc.*                                     89,400     3,687,750
Schering-Plough Corp.                                     170,000    11,007,500
-------------------------------------------------------------------------------
                                                                     24,123,825

Electrical and Electronics:  3.2%
-------------------------------------------------------------------------------
Ascend Communications Inc.*                                70,400     4,373,600
Ipalco Enterprises Inc.                                   144,400     3,934,900
Symbol Technologies Inc.*                                  56,000     2,478,000
Tellabs Inc.*                                             184,600     6,957,113
Ucar International Inc.*                                   66,800     2,513,350
-------------------------------------------------------------------------------
                                                                     20,256,963


Entertainment: 1.0%
-------------------------------------------------------------------------------
Callaway Golf Co.                                         215,200     6,187,000
-------------------------------------------------------------------------------


Financial Services:  1.2%
-------------------------------------------------------------------------------
Student Loan Marketing Association                         84,900     7,906,313
-------------------------------------------------------------------------------

Food and Beverage: 11.3%
-------------------------------------------------------------------------------
Boston Chicken Inc.*                                      171,400     6,148,975
Campbell Soup Co.                                          90,100     7,230,525
Coca-Cola Co.                                             233,000    12,261,625
Coca-Cola Enterprises Inc.                                 90,600     4,394,100
Flowers Industries Inc.                                   330,700     7,110,050
Hershey Foods Corp.                                       195,300     8,544,375
Hormel Foods Corp.                                         80,400     2,170,800
International Multifoods Corp.                             74,000     1,341,250
Interstate Bakeries                                        61,800     3,035,925
Ralston Purina Co.                                         72,600     5,327,025
Safeway Inc.*                                             147,500     6,305,625
Universal Foods Corp.                                      34,500     1,216,125
Von Companies Inc.*                                       116,500     6,975,438
-------------------------------------------------------------------------------
                                                                     72,061,838

Hospital and Health Care:  2.6%
-------------------------------------------------------------------------------
Allegiance Corp.                                            8,640       238,680
HealthSouth Rehabilitation Corp.*                         179,500     6,933,187
Oxford Health Plans Inc.*                                 127,700     7,478,431
Phycor Inc.*                                               44,500     1,257,125
Quorum Health Group Inc.*                                  29,300       868,013
-------------------------------------------------------------------------------
                                                                     16,775,436

Metals and Mining:  0.4%
-------------------------------------------------------------------------------
Cleveland-Cliffs Inc.                                      62,900     2,854,087
-------------------------------------------------------------------------------

Miscellaneous:  0.6%
-------------------------------------------------------------------------------
Sealed Air Corp.*                                          99,000     4,120,875
-------------------------------------------------------------------------------

Motor Vehicles and Equipment:  1.8%
-------------------------------------------------------------------------------
Diebold Inc.                                              110,000     6,916,250
Dover Corp.                                                56,500     2,839,125
Fleetwood Enterprises Inc.                                 64,000     1,760,000
-------------------------------------------------------------------------------
                                                                     11,515,375


                                                         Number          Market
                                                        of Shares        Value
                                                        -----------------------

Office and Business Equipment and Services:  7.3%
-------------------------------------------------------------------------------
Cadence Design Systems Inc.*                              184,800    $7,345,800
Cisco Systems Inc.*                                       162,900    10,374,694
Compaq Computer Corp.*                                     22,000     1,633,500
Computer Associates International Inc.                    144,500     7,188,875
Pairgain Technologies Inc.*                               218,400     6,647,550
Parametric Technology Corp.*                              138,300     7,113,806
Pitney Bowes Inc.                                         113,100     6,163,950
-------------------------------------------------------------------------------
                                                                     46,468,175

Paper:  0.4%
-------------------------------------------------------------------------------
Avery-Dennison Corp.                                       67,000     2,370,125
-------------------------------------------------------------------------------

Petroleum and Petroleum Related:  2.7%
-------------------------------------------------------------------------------
Oryx Energy Co.*                                          279,200     6,910,200
Reading & Bates Corp.*                                    152,500     4,041,250
Union Texas Petro Holdings Inc.                           286,000     6,399,250
-------------------------------------------------------------------------------
                                                                     17,350,700

Printing and Publishing:  2.4%
-------------------------------------------------------------------------------
Deluxe Corp.                                               53,800     1,761,950
Ennis Business Forms Inc.                                 176,800     1,989,000
Harland John H Co.                                        209,900     6,926,700
New York Times Co.                                        123,100     4,677,800
-------------------------------------------------------------------------------
                                                                     15,355,450


Retail:  6.4%
-------------------------------------------------------------------------------
Eckerd Corp.*                                              66,842     2,138,944
The Gap Inc.                                              271,300     8,172,912
Jostens Inc.                                               83,300     1,759,712
Mercantile Stores Inc.                                     72,400     3,574,750
Ross Stores Inc.                                          136,600     6,812,925
Sears Roebuck & Co.                                        84,800     3,911,400
Staples Inc.*                                             136,200     2,460,112
Tiffany & Co.                                             150,600     5,515,725
TJX Cos. Inc.                                             115,800     5,486,025
Wal-Mart Stores                                            27,800       635,925
-------------------------------------------------------------------------------
                                                                     40,468,430


Securities Dealers:  4.1%
-------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                  174,090     4,852,759
Edwards (A.G.) Inc.                                       229,500     7,716,937
Morgan Stanley Group Inc.                                 132,800     7,586,200
Paine Webber Group Inc.                                   217,700     6,122,813
-------------------------------------------------------------------------------
                                                                     26,278,709

Shoes:  0.6%
-------------------------------------------------------------------------------
Nike Inc.                                                  61,300     3,662,675
-------------------------------------------------------------------------------

Soaps, Cleaner and Cosmetics:  2.3%
-------------------------------------------------------------------------------
Avon Products Inc.                                         50,200     2,867,675
Clorox Co.                                                 67,600     6,785,350
Gillete Co.                                                40,000     3,110,000
International Flavors & Fragrances Inc.                    44,700     2,011,500
-------------------------------------------------------------------------------
                                                                     14,774,525


Telecommunications:  10.3%
-------------------------------------------------------------------------------
ADC Telecommunications Inc.*                              209,800     6,530,025
Ameritech Corp.                                           213,200    12,925,250
Bell Atlantic Corp.                                       171,800    11,124,050
Cincinnati Bell Inc.                                       95,700     5,897,512
Nynex Corp.                                               169,100     8,137,938
Pacific Telesis Group                                     149,200     5,483,100
Picturetel Corp.*                                         256,900     6,647,288
SBC Communications Inc.                                   140,300     7,260,525
Southern New England Telecom                               39,000     1,516,125
-------------------------------------------------------------------------------
                                                                     65,521,813

Transportation:  0.3%
-------------------------------------------------------------------------------
Paccar Inc.                                                25,600     1,740,800
-------------------------------------------------------------------------------


Total Common Stocks:  92.1%
(Cost $452,303,256)                                                 586,331,308
-------------------------------------------------------------------------------

                                                          Par          Market
                                                         Amount        Value
Money Market Instruments:                             --------------------------

Bell Atlantic Financial Services Co.
  5.5%, 1/7/97                                         $8,400,000    $8,392,300
Cargill Inc.
  5.42%, 1/23/97                                        1,500,000     1,495,032
Corporate Asset Funding Co Inc.
  5.55%, 1/2/97                                         5,600,000     5,599,137
Merrill Lynch
  5.75%, 1/6/97                                         4,400,000     4,396,486
  5.43%, 1/13/97                                        4,900,000     4,890,608
  5.7%, 1/14/97                                         1,900,000     1,896,089
  5.55%, 1/23/97                                        2,000,000     1,993,217
Smith Barney
  5.32%, 1/2/97                                         5,200,000     5,199,224
  5.63%, 1/6/97                                         5,500,000     5,495,699
Suntrust Bank Inc.
  5.5%, 1/8/97                                          5,000,000     4,994,653
UBS Finance Inc.
  5.4%, 1/10/97                                        10,300,000    10,286,095
United States Treasury Bill +
  5.3%, 5/1/97                                          2,250,000     2,210,713
-------------------------------------------------------------------------------

Total Money Market Instruments: 8.9%
(Cost $56,849,253)                                                   56,849,253
-------------------------------------------------------------------------------

Total Investments: 101.0%
(Cost $509,152,509)                                                 643,180,561
-------------------------------------------------------------------------------

Other Assets Under Liabilities: (1.0%)                               (6,586,018)
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $27.316 per share
 based on 23,304,999 shares
 issued and outstanding)                                           $636,594,543
===============================================================================


Lincoln National Special Opportunities
 Fund Inc.

Statement of Net Assets
December 31, 1996

Investments:

                                                           Number      Market
Common Stocks:                                           of Shares     Value
                                                      --------------------------
Aerospace: 1.0%
-------------------------------------------------------------------------------
McDonnell Douglas Corp.                                   100,700    $6,444,800
-------------------------------------------------------------------------------

Air Transportation: 2.8%
-------------------------------------------------------------------------------
AMR Corp.*                                                 68,700     6,054,187
Delta Air Lines Inc.                                       82,200     5,825,925
Northwest Airlines Corp.*                                 154,500     6,044,812
-------------------------------------------------------------------------------
                                                                     17,924,924

Banking and Insurance: 9.7%
-------------------------------------------------------------------------------
AmSouth Bancorporation                                    130,000     6,288,750
Bancorp Hawaii                                            155,000     6,510,000
Bank of Boston Corp.                                       99,800     6,412,150
Cigna Corp.                                                47,900     6,544,337
Marsh & McLennan Cos. Inc.                                 59,000     6,136,000
Mercury General Corp.                                     114,800     6,027,000
Mid Ocean Ltd.                                            125,700     6,599,250
Star Banc Corp.                                            72,000     6,615,000
Transamerica Corp.                                         70,400     5,561,600
Travelers Group Inc.                                      135,000     6,125,640
-------------------------------------------------------------------------------
                                                                     62,819,727

Building and Construction: 0.9%
-------------------------------------------------------------------------------
Harsco Corp.                                               88,500     6,062,250
-------------------------------------------------------------------------------


                                                           Number      Market
                                                         of Shares     Value
                                                      --------------------------
Building Materials: 1.9%
-------------------------------------------------------------------------------
Dover Corp.                                               115,500    $5,803,875
USG Corp.                                                 186,800     6,327,850
-------------------------------------------------------------------------------
                                                                     12,131,725

Broadcasting: 1.0%
-------------------------------------------------------------------------------
HBO & Co.                                                 113,000     6,709,375
-------------------------------------------------------------------------------

Chemicals: 1.1%
-------------------------------------------------------------------------------
Cytec Industries Inc.*                                    168,000     6,825,000
-------------------------------------------------------------------------------


Construction: 1.0%
-------------------------------------------------------------------------------
Centex Corp.                                              178,300     6,708,537
-------------------------------------------------------------------------------

Consumer Products and Services: 2.9%
-------------------------------------------------------------------------------
American Brands Inc.                                      127,200     6,312,300
Tommy Hilfiger Corp.*                                     129,200     6,201,600
Universal Corp.                                           205,100     6,588,837
-------------------------------------------------------------------------------
                                                                     19,102,737

Containers: 0.9%
-------------------------------------------------------------------------------
Stone Container Corp.                                     388,500     5,778,937
-------------------------------------------------------------------------------

Drug and Hospital Supplies: 3.0%
-------------------------------------------------------------------------------
Becton, Dickinson, & Co.                                  149,200     6,471,550
Dexter Corp.                                              194,500     6,199,688
Lincare Holdings Inc.*                                    159,000     6,558,750
-------------------------------------------------------------------------------
                                                                     19,229,988

Electrical and Electronics: 6.0%
-------------------------------------------------------------------------------
ADC Telecommunications Inc.*                               73,100     2,275,237
Ascend Communications Inc.*                               102,900     6,392,662
Cooper Industries Inc.                                    143,500     6,044,937
Hubbell-Class B                                           151,000     6,530,750
SCI Systems*                                              142,300     6,367,925
Symbol Technologies*                                      126,500     5,597,625
Ucar International Inc.*                                  157,600     5,929,700
-------------------------------------------------------------------------------
                                                                     39,138,836

Entertainment: 2.6%
-------------------------------------------------------------------------------
Callaway Golf Co.                                         210,900     6,063,375
MGM Grand Inc.*                                           159,800     5,573,025
Mirage Resorts Inc.*                                      244,400     5,285,150
-------------------------------------------------------------------------------
                                                                     16,921,550

Financial Services: 0.9%
-------------------------------------------------------------------------------
Student Loan Marketing Association                         64,800     6,034,500
-------------------------------------------------------------------------------

Food and Beverage: 4.4%
-------------------------------------------------------------------------------
Dean Foods                                                209,800     6,766,050
Great Atlantic & Pacific Tea Inc.                         124,400     3,965,250
International Multifoods Corp.                            224,000     4,060,000
Interstate Bakeries                                       140,000     6,877,500
Vons Companies Inc.*                                      111,900     6,700,012
-------------------------------------------------------------------------------
                                                                     28,368,812

Hospital and Health Care: 0.9%
-------------------------------------------------------------------------------
U.S. Surgical Corp.                                       155,800     6,134,625
-------------------------------------------------------------------------------

Industrial: 2.4%
-------------------------------------------------------------------------------
Johnson Controls Inc.                                      77,300     6,406,237
Measurex Corp.                                            140,000     3,360,000
Stanley Works                                             218,800     5,907,600
-------------------------------------------------------------------------------
                                                                     15,673,837

                                                          Number       Market
                                                         of Shares     Value
                                                        ------------------------
Machinery and Engineering: 3.7%
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                154,900    $5,673,212
Duriron Co.                                               224,700     6,066,900
Ingersoll-Rand Co.                                        141,700     6,305,650
Snap-On Inc.                                              166,700     5,938,688
--------------------------------------------------------------------------------
                                                                     23,984,450

Metals And Mining: 4.3%
--------------------------------------------------------------------------------
ASARCP Inc.                                               213,600     5,313,300
Ball Corp.                                                195,500     5,083,000
Cleveland-Cliffs Inc.                                     139,700     6,338,887
Hecla Mining Co.*                                       1,038,000     5,838,750
Phelps Dodge Corp.                                         76,400     5,157,000
--------------------------------------------------------------------------------
                                                                     27,730,937

Miscellaneous: 1.0%
--------------------------------------------------------------------------------
Corrections Corporation of America*                       221,100     6,771,187
--------------------------------------------------------------------------------

Motor Vehicles and Equipment: 2.8%
--------------------------------------------------------------------------------
BF Goodrich Co.                                           145,000     5,872,500
Dana Corp.                                                189,000     6,166,125
Fleetwood Enterprises Inc.                                217,200     5,973,000
--------------------------------------------------------------------------------
                                                                     18,011,625

Office and Business Equipment and Services: 6.7%
--------------------------------------------------------------------------------
APAC Teleservices*                                       158,000      6,063,250
Cadence Design Systems Inc.*                             173,475      6,895,631
Honeywell Inc.                                            93,200      6,127,900
Moore Corp. Ltd.                                         285,200      5,810,950
New England Business Services Inc.                       294,900      6,340,350
Sun Microsystems Inc.                                    223,000      5,728,313
Western Digital Corp.                                    108,800      6,188,000
--------------------------------------------------------------------------------
                                                                     43,154,394

Paper: 2.5%
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                     190,200      6,728,325
Chesapeake Corp.                                         208,100      6,529,138
Westvaco Corp.                                           102,850      2,956,938
--------------------------------------------------------------------------------
                                                                     16,214,401

Petroleum and Petroleum Related: 5.9%
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                               269,000      6,287,875
Oryx Energy Co.*                                         265,100      6,561,225
Phillips Petroleum Co.                                   142,400      6,301,200
Smith International Inc.*                                142,900      6,412,638
Union Texas Petroleum Holdings Inc.                      278,000      6,220,250
USX Marathon Group Inc.                                  274,500      6,553,688
--------------------------------------------------------------------------------
                                                                     38,336,876

Printing and Publishing: 2.9%
--------------------------------------------------------------------------------
Deluxe Corp.                                             153,600      5,030,400
Harland John H. Co.                                      209,100      6,900,300
New York Times Co.                                       177,600      6,748,800
--------------------------------------------------------------------------------
                                                                     18,679,500

Public Utilities: 8.2%
--------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                             201,700      5,395,475
Edison International                                     304,100      6,043,988
General Public Utilities Corp.                           192,500      6,472,813
Portland General                                         136,800      5,745,600
Rochester Gas & Electric Corp.                           283,100      5,414,288
Sierra Pacific Resources                                 211,300      6,074,875
Southwestern Public Service Co.                          178,500      6,314,438
Texas Utilities Co.                                      154,400      6,291,800
Unicom Corp.                                             207,900      5,639,288
--------------------------------------------------------------------------------
                                                                     53,392,565

Retail: 5.5%
--------------------------------------------------------------------------------
Eckerd Corp.*                                             71,830      2,298,560
Mercantile Stores Co. Inc.                               113,700      5,613,938
Neiman-Marcus Group*                                      90,600      2,310,300
Ross Stores Inc.                                         132,700      6,618,413


                                                          Number       Market
                                                        of Shares       Value
                                                        ------------------------
Staples Inc.*                                            315,775     $5,703,686
Tiffany & Co.                                            177,400      6,497,275
TJX Cos. Inc.                                            140,000      6,632,500
--------------------------------------------------------------------------------
                                                                     35,674,672

Securities Dealers: 2.0%
--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 233,095      6,497,523
Edwards (A.G.) Inc.                                      183,300      6,163,463
--------------------------------------------------------------------------------
                                                                     12,660,986

Shoes: 1.0%
--------------------------------------------------------------------------------
Nike Inc.                                                106,200      6,345,450
--------------------------------------------------------------------------------

Soaps, Cleaner and Cosmetics: 1.5%
--------------------------------------------------------------------------------
Clorox Co.                                                57,400      5,761,525
International Flavors & Fragrances Inc.                   94,000      4,230,000
--------------------------------------------------------------------------------
                                                                      9,991,525

Telecommunications: 1.0%
--------------------------------------------------------------------------------
Cincinnati Bell Inc.                                     108,600      6,692,475
--------------------------------------------------------------------------------

Textiles - Apparel Manufacturing: 1.0%
--------------------------------------------------------------------------------
Liz Claiborne Inc.                                       160,800      6,210,900
--------------------------------------------------------------------------------

Total Common Stocks: 93.4%
(Cost $506,457,598)                                                 605,862,103
--------------------------------------------------------------------------------

                                                          Par
                                                         Amount
                                                        --------
Money Market Instruments:

Barclays U S Funding Corp.
  5.63%, 1/2/97                                        $9,600,000     9,598,499
General Electric Capital Corp.
  6.05%, 1/7/97                                        14,300,000    14,285,581
Merrill Lynch & Co. Inc.
  5.95%, 1/9/97                                        12,700,000    12,683,208
Smith Barney Inc.
  5.63%, 1/6/97                                        10,600,000    10,591,711
Suntrust Bank Inc.
  5.5%, 1/9/97                                          5,000,000     4,993,889
United States Treasury Bill +
  5.3%, 5/1/97                                            500,000       491,016

Total Money Market Instruments: 8.1%
(Cost $52,643,904)                                                   52,643,904
--------------------------------------------------------------------------------

Total Investments: 101.5%
(Cost $559,101,502)                                                 658,506,007
--------------------------------------------------------------------------------

Other Assets Under Liabilities: (1.5%)                               (9,914,271)
--------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $29.423 per share
 based on 22,043,803 shares
 issued and outstanding)                                           $648,591,736
================================================================================

 + Fully or Partially pledged as collateral for Financial Futures
 * Non-income producing
** Par amounts for foreign debt are expressed in local currency

See accompanying notes to financial statements

STATEMENT OF OPERATIONS
Year Ended December 31, 1996


                                                   Lincoln                      Lincoln       Lincoln       Lincoln       Lincoln
                                                   National       Lincoln       National      National      National      National
                                                  Aggressive      National       Capital       Equity     Global Asset     Growth
                                                    Growth          Bond      Appreciation     Income      Allocation    and Income
                                                  Fund, Inc.     Fund, Inc.    Fund, Inc.    Fund, Inc.    Fund, Inc.    Fund, Inc.
                                                 -----------------------------------------------------------------------------------
Investment income:
    Interest                                      $1,066,840    $18,141,815    $1,738,254    $1,403,089    $7,594,073    $5,376,964
------------------------------------------------------------------------------------------------------------------------------------
    Dividends                                        558,162              -     1,990,277     9,293,513     3,518,368    50,546,368
------------------------------------------------------------------------------------------------------------------------------------
        Total investment income                    1,625,002     18,141,815     3,728,531    10,696,602    11,112,441    55,923,332
------------------------------------------------------------------------------------------------------------------------------------

Expenses:
    Management fees                                1,428,803      1,188,030     1,549,656     3,303,336     2,072,722     7,063,276
------------------------------------------------------------------------------------------------------------------------------------
    Dividend tax                                       4,229              -        62,336       175,617       133,049             -
------------------------------------------------------------------------------------------------------------------------------------
    Custodial fees                                    80,933              -       134,394       210,722       496,763             -
------------------------------------------------------------------------------------------------------------------------------------
    Directors fees                                     3,750          3,750         3,750         3,750         3,750         3,750
------------------------------------------------------------------------------------------------------------------------------------
    Printing and Postage                              21,395         39,101        18,377        22,163        35,325       170,810
------------------------------------------------------------------------------------------------------------------------------------
    Other                                             28,816         89,500        40,346        45,578        85,651       447,713
------------------------------------------------------------------------------------------------------------------------------------
        Total expenses                             1,567,926      1,320,381     1,808,859     3,761,166     2,827,260     7,685,549
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 57,076     16,821,434     1,919,672     6,935,436     8,285,181    48,237,783
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments:
    Net realized gain (loss) on:
          Investment transactions                 11,900,778     (3,454,651)   10,441,973    12,610,301    26,401,497    85,813,991
------------------------------------------------------------------------------------------------------------------------------------
          Foreign currency transactions                  (38)             -      (145,668)     (493,218)      162,884             -
------------------------------------------------------------------------------------------------------------------------------------
          Options written                                  -              -             -             -       112,705             -
------------------------------------------------------------------------------------------------------------------------------------
           Net realized gain (loss)
           on investments                         11,900,740     (3,454,651)   10,296,305    12,117,083    26,677,086    85,813,991
------------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
      or depreciation on:
         Investments                              16,116,061     (7,435,059)   19,512,490    48,766,041     7,374,923   261,545,447
------------------------------------------------------------------------------------------------------------------------------------
         Translation of assets and
            liabilities in foreign currencies              -              -        (5,704)        1,003      (226,802)            -
------------------------------------------------------------------------------------------------------------------------------------
         Options written                             724,978              -             -             -             -             -
------------------------------------------------------------------------------------------------------------------------------------
         Net change in unrealized
         appreciation or depreciation
         on investments                           16,841,039     (7,435,059)   19,506,786    48,767,044     7,148,121   261,545,447
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    28,741,779    (10,889,710)   29,803,091    60,884,127    33,825,207   347,359,438
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                        $28,798,855     $5,931,724   $31,722,763 $  67,819,563 $  42,110,388 $ 395,597,221
====================================================================================================================================

See accompanying notes to financial statements.

Year Ended December 31, 1996


                                                                             Lincoln        Lincoln       Lincoln
                                                  Lincoln       Lincoln      National       National     National
                                                 National       National      Money          Social       Special
                                               International    Managed       Market        Awareness  Opportunities
                                                Fund, Inc.     Fund, Inc.    Fund, Inc.    Fund, Inc.    Fund, Inc.
                                               ----------------------------------------------------------------------
Investment income:
    Interest                                      $271,777    $20,484,267    $4,870,258    $2,285,880    $1,914,945
---------------------------------------------------------------------------------------------------------------------
    Dividends                                    6,619,541      8,154,749             -     6,851,056    12,023,148
---------------------------------------------------------------------------------------------------------------------
        Total investment income                  6,891,318     28,639,016     4,870,258     9,136,936    13,938,093
---------------------------------------------------------------------------------------------------------------------

Expenses:
    Management fees                              3,319,701      2,480,524       417,468     1,877,030     2,274,229
---------------------------------------------------------------------------------------------------------------------
    Dividend tax                                   842,737              -             -             -             -
---------------------------------------------------------------------------------------------------------------------
    Custodial fees                                 604,280              -             -             -             -
---------------------------------------------------------------------------------------------------------------------
    Directors fees                                   3,750          3,750         3,750         3,750         3,750
---------------------------------------------------------------------------------------------------------------------
    Printing and Postage                            28,073         72,475        20,411        30,009        50,262
---------------------------------------------------------------------------------------------------------------------
    Other                                           26,506        177,414        47,338       162,768       164,869
---------------------------------------------------------------------------------------------------------------------
        Total expenses                           4,825,047      2,734,163       488,967     2,073,557     2,493,110
---------------------------------------------------------------------------------------------------------------------
Net investment income                            2,066,271     25,904,853     4,381,291     7,063,379    11,444,983
---------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments:
    Net realized gain (loss) on:
          Investment transactions               26,146,167     18,028,760             -    36,341,047    47,162,977
---------------------------------------------------------------------------------------------------------------------
          Foreign currency transactions         (4,460,301)             -             -             -             -
---------------------------------------------------------------------------------------------------------------------
          Options written                                -              -             -             -             -
---------------------------------------------------------------------------------------------------------------------
           Net realized gain (loss)
           on investments                       21,685,866     18,028,760             -    36,341,047    47,162,977
---------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
      or depreciation on:
          Investments                           14,723,218     33,901,393             -    73,057,957    32,939,003
---------------------------------------------------------------------------------------------------------------------
          Translation of assets and
            liabilities in foreign currencies      (58,629)             -             -             -             -
---------------------------------------------------------------------------------------------------------------------
          Options written                                -              -             -             -             -
---------------------------------------------------------------------------------------------------------------------
         Net change in unrealized
         appreciation or depreciation
         on investments                         14,664,589     33,901,393             -    73,057,957    32,939,003
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  36,350,455     51,930,153             -   109,399,004    80,101,980
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                      $38,416,726    $77,835,006    $4,381,291  $116,462,383   $91,546,963
=====================================================================================================================

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 1995 and 1996


                                              Lincoln                      Lincoln       Lincoln       Lincoln         Lincoln
                                              National       Lincoln       National     National       National        National
                                             Aggressive      National      Capital       Equity      Global Asset       Growth
                                               Growth          Bond      Appreciation    Income       Allocation      and Income
                                             Fund, Inc.     Fund, Inc.    Fund, Inc.   Fund, Inc.     Fund, Inc.      Fund, Inc.
                                         ------------------------------------------------------------------------------------------
Net Assets at January 1, 1995               $60,697,261   $195,009,766   $52,903,888   $78,861,187   $195,696,899   $1,161,324,307

-----------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
    Net investment income                        60,387     15,554,772       906,272     3,476,944      7,489,761       39,631,309
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments          6,547,731      5,612,959     6,756,934     4,278,448     15,658,448      112,217,388
-----------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments           21,583,506     19,675,624    15,280,833    36,186,275     25,259,662      328,786,475
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                    28,191,624     40,843,355    22,944,039    43,941,667     48,407,871      480,635,172
-----------------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                       (60,387)   (15,554,772)     (906,272)   (3,476,944)    (7,489,761)     (39,631,309)
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments                  -              -             -      (580,266)             -      (69,061,295)
-----------------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder          (60,387)   (15,554,772)     (906,272)   (4,057,210)    (7,489,761)    (108,692,604)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share
transactions                                 49,642,126     30,517,705    52,994,129   120,025,232     12,157,253      300,183,582
-----------------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease) in net
      assets                                 77,773,363     55,806,288    75,031,896   159,909,689     53,075,363      672,126,150
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets at December 31, 1995            $138,470,624   $250,816,054  $127,935,784   238,770,876   $248,772,262   $1,833,450,457


Changes from operations:
    Net investment income                        57,076     16,821,434     1,919,672     6,935,436      8,285,181       48,237,783
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on
    investments                              11,900,740     (3,454,651)   10,296,305    12,117,083     26,677,086       85,813,991
-----------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments           16,841,039     (7,435,059)   19,506,786    48,767,044      7,148,121      261,545,447
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                    28,798,855      5,931,724    31,722,763    67,819,563     42,110,388      395,597,221
-----------------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                       (57,076)   (16,821,434)   (1,919,672)   (6,935,436)    (8,285,181)     (48,237,783)
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments         (2,790,157)             -    (6,563,477)   (4,278,448)   (14,516,993)    (112,217,388)
-----------------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder       (2,847,233)   (16,821,434)   (8,483,149)  (11,213,884)   (22,802,174)    (160,455,171)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions    78,186,517     13,401,561   116,066,459   161,776,782     47,970,999      396,630,995
-----------------------------------------------------------------------------------------------------------------------------------

    Total increase in net assets            104,138,139      2,511,851   139,306,073   218,382,461     67,279,213      631,773,045
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1996            $242,608,763   $253,327,905  $267,241,857  $457,153,337   $316,051,475   $2,465,223,502
===================================================================================================================================

See accompanying notes to financial statements.

Years Ended December 31, 1995 and 1996

                                                                               Lincoln        Lincoln        Lincoln
                                                   Lincoln       Lincoln       National       National       National
                                                  National       National       Money          Social         Special
                                                International    Managed        Market       Awareness     Opportunities
                                                 Fund, Inc.     Fund, Inc.    Fund, Inc.     Fund, Inc.     Fund, Inc.
                                              --------------------------------------------------------------------------
Net Assets at January 1, 1995                   $316,349,905   $442,139,584   $77,177,437   $163,514,159   $318,417,174

------------------------------------------------------------------------------------------------------------------------
Changes from operations:
    Net investment income                          1,937,680     22,435,470     4,552,349      4,915,677     10,130,290
------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments               2,498,696     37,948,391             -     18,559,957     38,158,400
------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments                24,228,755     74,805,363             -     55,729,211     62,975,247
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         28,665,131    135,189,224     4,552,349     79,204,845    111,263,937
------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                         (1,937,680)   (22,435,470)   (4,552,349)    (4,915,677)   (10,130,290)
------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments             (14,698,525)      (718,100)            -     (6,175,723)   (15,004,876)
------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder           (16,636,205)   (23,153,570)   (4,552,349)   (11,091,400)   (25,135,166)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions         30,011,772     34,989,363    (1,858,050)    66,355,298    101,208,735
------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease) in net assets       42,040,698    147,025,017    (1,858,050)   134,468,743    187,337,506
------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1995                 $358,390,603   $589,164,601   $75,319,387   $297,982,902   $505,754,680


Changes from operations:
    Net investment income                          2,066,271     25,904,853     4,381,291      7,063,379     11,444,983
------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on investments       21,685,866     18,028,760             -     36,341,047     47,162,977
------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized appreciation
    or depreciation on investments                14,664,589     33,901,393             -     73,057,957     32,939,003
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         38,416,726     77,835,006     4,381,291    116,462,383     91,546,963
------------------------------------------------------------------------------------------------------------------------

Dividends to shareholder from:
    Net investment income                         (2,066,271)   (25,904,853)   (4,381,291)    (7,063,379)   (11,444,983)
------------------------------------------------------------------------------------------------------------------------
    Net realized gain on investments              (2,498,696)   (37,948,391)            -    (18,559,957)   (38,158,400)
------------------------------------------------------------------------------------------------------------------------
        Total dividends to shareholder            (4,564,967)   (63,853,244)   (4,381,291)   (25,623,336)   (49,603,383)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         48,132,300     72,594,054    15,038,221    247,772,594    100,893,476
------------------------------------------------------------------------------------------------------------------------

    Total increase in net assets                  81,984,059     86,575,816    15,038,221    338,611,641    142,837,056
------------------------------------------------------------------------------------------------------------------------

Net Assets at December 31, 1996                 $440,374,662   $675,740,417   $90,357,608   $636,594,543   $648,591,736
========================================================================================================================

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

1. Significant Accounting Policies

The Funds: Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., and Lincoln National Social Awareness Fund, Inc. are registered as open-end, diversified management investment companies and Lincoln National Special Opportunities Fund, Inc. is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. The Funds' shares are sold only to The Lincoln National Life Insurance Company (the Company) for allocation to its Variable Annuity Account C, which was established for the purpose of funding variable annuity contracts, and to its Flexible Premium Variable Life Accounts D, G, and K, which were established for the purpose of funding variable universal life contracts.

The Funds' investment objectives are as follows:

            Fund                          Investment Objective
            ----                          --------------------

Lincoln National Aggressive  The investment objective is to maximize capital
Growth Fund, Inc.            appreciation. The Fund invests in stocks of
                             smaller, lesser known companies which have a chance to grow significantly in a short time.

Lincoln National Bond        The investment objective is to maximize current
Fund, Inc.                   income consistent with prudent investment strategy.
                             The Fund invests primarily in medium and long-term corporate and government bonds.

Lincoln National Capital     The investment objective is to maximize long-term
Appreciation Fund, Inc.      growth of capital in a manner consistent with
                             preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

Lincoln National Equity      The investment objective is to achieve reasonable
Income Fund, Inc.            income by investing primarily in income-producing
                             equity securities. The Fund invests mostly in high-income stocks and some high-yielding bonds
                             (including junk bonds).

Lincoln National Global      The investment objective is to maximize long-term
Asset Allocation Fund, Inc.  total return consistent with preservation of capital. The Fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

Lincoln National Growth      The investment objective is to maximize long-term
and Income Fund, Inc.        capital appreciation. The Fund buys stocks of
                             established companies.

Lincoln National             The investment objective is to maximize long-term
International Fund, Inc.     capital appreciation. The Fund trades in securities
                             issued outside the U.S.--mostly stocks, with an occasional bond or money market security.

Lincoln National Managed     The investment objective is to maximize long-term
Fund, Inc.                   total return (capital gains plus income) consistent
                             with prudent investment strategy. The Fund invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

Lincoln National Money       The investment objective is to maximize current
Market Fund, Inc.            income consistent with the preservation of capital.
                             The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally-chartered banks and U.S. branches of foreign banks.

Lincoln National Social      The investment objective is to maximize long-term
Awareness Fund, Inc.         capital appreciation. The Fund buys stocks of
                             established companies which adhere to certain specific social criteria.

Lincoln National Special     The investment objective is to maximize capital
Opportunities Fund, Inc.     appreciation. The Fund primarily invests in mid-
                             size companies whose stocks have significant growth potential. Current income is a secondary consideration.

Investment Valuation: Investments are stated at value. Portfolio securities which are traded on stock exchanges are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Long-term debt investments are valued at their bid quotations. The Funds hedge certain portions of their exposure to fluctuations in interest, market, and foreign exchange risks by entering into derivative transactions. These hedges include options, financial futures, and forward foreign currency contracts. Options traded on exchanges are valued at the last bid price for options purchased and the last sale price for options written. Options traded in the over-the-counter market are valued at the last asked price for options written and the last bid price for options purchased. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. Money market instruments in securities are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term debt investments. Realized gains or losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Securities Sold Short: Short-selling of securities obligate the Funds to replace the security borrowed by purchasing it at market value at the replacement date. The Funds would realize a gain (loss) if the price of the security declines (increases) between the sale and replacement date.

Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liability in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Lincoln National Bond Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. has agreed to waive its custodial fees when the Funds maintain a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1996, the custodial fees offset arrangements were not material to either total expenses or the calculation of average net assets and the ratio of expenses to average net assets.

Taxes: Each Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, each Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest have been provided for in accordance with the applicable country's tax rates.

2. Other Assets Over (Under) Liabilities

The statement of net assets accounts "Other Assets Over(Under) Liabilities" at December 31, 1996 consisted of the following assets (liabilities):

                                         Lincoln                         Lincoln       Lincoln        Lincoln         Lincoln
                                         National        Lincoln        National       National       National       National
                                        Aggressive       National        Capital        Equity      Global Asset      Growth
                                          Growth           Bond       Appreciation      Income       Allocation     and Income
                                        Fund, Inc.      Fund, Inc.     Fund, Inc.     Fund, Inc.     Fund, Inc.     Fund, Inc.
                                      --------------  --------------  -------------  ------------  --------------  -------------

Cash                                    $       229    $      8,646    $    56,710   $    (1,013)   $     29,132   $    156,205
--------------------------------------------------------------------------------------------------------------------------------
Foreign currency                                  -               -     (3,194,446)      (98,411)      4,285,515              -
--------------------------------------------------------------------------------------------------------------------------------
Receivable for dividends earned              34,065       4,040,001        135,557       989,326         317,651      6,586,417
--------------------------------------------------------------------------------------------------------------------------------
Receivable for interest earned                4,729               -              -       165,036       2,126,486              -
--------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold              203,768               -      6,808,778     1,200,902       4,879,433      4,847,482
--------------------------------------------------------------------------------------------------------------------------------
Receivable for capital shares sold          370,110          86,700        230,927       710,110         414,592        477,884
--------------------------------------------------------------------------------------------------------------------------------
Dividends declared and unpaid               (57,076)    (16,821,434)    (1,919,672)   (6,935,436)     (8,285,181)   (48,237,783)
--------------------------------------------------------------------------------------------------------------------------------
Payable for securities  purchased          (902,546)              -       (378,709)   (2,239,878)     (9,531,640)    (4,993,222)
--------------------------------------------------------------------------------------------------------------------------------
Management fees payable                    (149,903)       (100,195)      (176,626)     (360,955)       (193,582)      (676,108)
--------------------------------------------------------------------------------------------------------------------------------
Other, net                                  (30,304)        (30,539)       (17,764)      (55,739)        139,707       (130,668)
--------------------------------------------------------------------------------------------------------------------------------
                                        $  (526,928)   $(12,816,821)   $ 1,544,755   $(6,626,058)   $ (5,817,887)  $(41,969,793)
                                        ========================================================================================

                                                                         Lincoln       Lincoln        Lincoln
                                         Lincoln          Lincoln        National      National      National
                                        National          National        Money         Social        Special
                                      International       Managed         Market      Awareness    Opportunities
                                       Fund, Inc.        Fund, Inc.     Fund, Inc.    Fund, Inc.    Fund, Inc.
                                       -----------     ------------    -----------   -----------    ------------
Cash                                    $       419    $    154,241    $    58,697   $   155,300    $    428,231
----------------------------------------------------------------------------------------------------------------
Foreign currency                          5,820,997               -              -             -               -
----------------------------------------------------------------------------------------------------------------
Receivable for dividends earned             237,320         967,026              -       646,782       1,252,586
----------------------------------------------------------------------------------------------------------------
Receivable for interest earned                1,344       4,240,855         69,127             -               -
----------------------------------------------------------------------------------------------------------------
Receivable for securities sold                    -       1,276,615              -       330,088       4,931,101
----------------------------------------------------------------------------------------------------------------
Receivable for capital shares sold           13,272          82,017        220,433       699,704         322,876
----------------------------------------------------------------------------------------------------------------
Dividends declared and unpaid            (2,066,271)    (25,904,853)    (4,381,291)   (7,063,379)    (11,444,983)
----------------------------------------------------------------------------------------------------------------
Payable for securities  purchased        (2,460,482)     (1,023,465)             -      (254,826)     (5,038,519)
----------------------------------------------------------------------------------------------------------------
Management fees payable                    (296,212)       (220,323)       (37,243)     (207,178)       (210,712)
----------------------------------------------------------------------------------------------------------------
Other, net                                  221,317         (58,336)       (19,804)     (892,509)       (154,851)
----------------------------------------------------------------------------------------------------------------
                                        $ 1,471,704    $(20,486,223)   $(4,090,081)  $(6,586,018)   $ (9,914,271)
                                        ========================================================================

3. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the Advisor) and it's affiliates manage the Funds' investment portfolios and maintains their accounts and records. In return for these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net asset value of the Funds, .40% of the next $200,000,000, and .30% of the average daily net asset value of the Funds in excess of $400,000,000 for all the Funds except for the Lincoln National Global Asset Allocation Fund, Inc. which has management fee annual rates of .75%, .70%, and .68%, respectively, the Lincoln National International Fund, Inc. which has management fee annual rates of .90%, .75%, and .60%, respectively, and the Lincoln National Aggressive Growth Fund, Inc. which has management fee annual rates of .75%, .70%, and .65%, respectively. The Lincoln National Capital Appreciation Fund, Inc. and the Lincoln National Equity Income Fund, Inc. have management fees of .80% and .95%, respectively, with no breakpoints. In addition, Delaware which is an affiliate of Lincoln Investment Management Company, provides accounting services and other administration support to the funds. In return for these services, the company receives a minium fee of $65,000 and $87,000 annually for the first $100,000,000 of the average daily net asset value of the Domestic and International Funds respectively, .0375% and .060% of the next $400,000,000, .035% and .060% of the next $250,000,000, .030% and .060% of the next $250,000,000, and .020% and .050%
of the daily net asset value of the Funds in excess of $1 billion dollars.

If the aggregate annual expenses of the Funds, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceeds 1 1/2% of the average daily net asset value of the Fund, the Advisor will reimburse the Funds in the amount of such excess. No reimbursement was due for the year ended December 31, 1996.

Certain officers and directors of the Funds are also officers or directors of the Company. The compensation of unaffiliated directors of the Funds is borne by the Funds.

4. Analysis of Net Assets

The analysis of net assets at December 31, 1996 consisted of the following:

                                 Lincoln                            Lincoln           Lincoln          Lincoln             Lincoln
                                National          Lincoln           National         National          National           National
                               Aggressive         National          Capital           Equity         Global Asset          Growth
                                 Growth             Bond          Appreciation        Income          Allocation         and income
                               Fund, Inc.        Fund, Inc.        Fund, Inc.       Fund, Inc.        Fund, Inc.         Fund, Inc.
                             ---------------  ----------------  ----------------  ---------------  ----------------  ---------------

Common Stock, par value
   $.01 per share  **           $    173,540     $    215,311       $    184,250     $    289,711      $    222,172   $      744,548
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital in excess of
   par value of shares issued    189,640,628      255,239,822        221,446,952      360,204,301       253,282,842    1,743,467,801
------------------------------------------------------------------------------------------------------------------------------------
Undistributd net realized
   gain (loss) on investments     11,900,740       (7,806,688)        10,296,305       12,117,083        26,677,086       85,813,991
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized  appreciation or
   depreciation on investments
   and other assests              40,893,855        5,679,460         35,314,350       84,542,242        35,869,375      635,197,162
------------------------------------------------------------------------------------------------------------------------------------
                                $242,608,763     $253,327,905       $267,241,857     $457,153,337      $316,051,475   $2,465,223,502
                                ====================================================================================================


                                                                    Lincoln           Lincoln          Lincoln
                                 Lincoln          Lincoln          National          National         National
                                National         National            Money            Social           Special
                              International       Managed           Market           Awareness      Opportunities
                               Fund, Inc.       Fund, Inc.        Fund, Inc.        Fund, Inc.       Fund, Inc.
                             ---------------  ---------------   ----------------  ---------------  ----------------

Common Stock, par value
   $.01 per share  **           $    302,543     $    415,432       $     90,358     $    233,050      $    220,438
-------------------------------------------------------------------------------------------------------------------
Paid-in capital in excess
   of par value of shares
   issued                        366,281,501      546,864,389         90,267,250      466,334,054       501,930,121
-------------------------------------------------------------------------------------------------------------------
Undistributed net realized
   gain (loss)
   on investments                 21,685,866       18,028,760                  -       36,341,047        47,162,977
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   or depreciation on
   investments and other
   assests                        52,104,752      110,431,836                  -      133,686,392        99,278,200
-------------------------------------------------------------------------------------------------------------------
                                $440,374,662     $675,740,417       $ 90,357,608     $636,594,543      $648,591,736
                                ===================================================================================


  **  In 1996, each Fund had 50,000,000 authorized shares except for the Lincoln
   National Growth and Income Fund, Inc. which has 100,000,000. At the February, 1997 Board meeting, a proposal to increase the authorized shares of the Managed, International and Equity Income Funds to 100,000,000 shares was made and approved by the Board members. In addition, an increase in the shares of the Growth and Income Fund to 150,000,000 authorized shares was approved.


5. Investments

The cost of investments for federal income tax purposes is the same as for book purposes. The aggregate cost of investments purchased, the aggregate proceeds from investments sold, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1996 are as follows:

                                                        Aggregate      Aggregate       Gross          Gross          Net
                                                         Cost of        Proceeds     Unrealized    Unrealized     Unrealized
                                                        Purchases      From Sales   Appreciation  Depreciation   Appreciation
                                                      --------------  ------------  ------------  -------------  ------------

Lincoln National Aggressive Growth Fund, Inc.         $  176,426,644  $131,020,276  $ 47,375,710  $ (6,481,855)  $ 40,893,855
Lincoln National Bond Fund, Inc.                         365,648,915   340,007,493     6,840,992    (1,161,532)     5,679,460
Lincoln National Capital Appreciation Fund, Inc.         252,821,728   151,038,461    37,329,976    (2,015,626)    35,314,350
Lincoln National Equity Income Fund, Inc.                217,823,856    74,891,866    89,451,542    (4,909,300)    84,542,242
Lincoln National Global Asset Allocation Fund, Inc       489,315,547   442,039,054    39,212,024    (3,342,649)    35,869,375
Lincoln National Growth and Income Fund, Inc.          1,276,733,398   978,186,637   661,349,824   (26,152,662)   635,197,162
Lincoln National International Fund, Inc.                324,737,154   277,316,812    67,354,489   (15,249,737)    52,104,752
Lincoln National Managed Fund, Inc.                      745,257,214   688,817,948   116,315,126    (5,883,290)   110,431,836
Lincoln National Social Awareness Fund, Inc              396,480,030   187,834,377   138,335,905    (4,649,513)   133,686,392
Lincoln National Special Opportunities Fund, Inc.        527,239,245   477,426,790   111,343,879   (12,065,679)    99,278,200

6.  SUPPLEMENTAL FINANCIAL INSTRUMENT INFORMATION

OPTIONS: The Funds purchase or write options which are exchange traded to hedge fluctuation risks in the price of certain securities. When the Funds write a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by the Funds for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The Funds are subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments. Written call option activity for 1996 is summarized as follows:

                                                       Lincoln National Global      Lincoln National Special
                                                      Asset Allocation Fund, Inc    Opportunities Fund, Inc.
                                                      --------------------------    ------------------------
                                                        Par           Premiums      Number of     Premiums
                                                       Amount         Received       Shares       Received
                                                       -----------------------------------------------------
Options outstanding at January 1, 1996                 $       -      $   -              -         $       -
Options written                                        5,000,000      16,250        475,000        1,220,677
Options exercised                                              -           -       (148,500)        (323,501)
Options expired                                       (5,000,000)    (16,250)             -                -
Options closed                                                 -           -       (326,500)        (897,176)
                                                          -------------------      --------------------------

Options outstanding at December 31, 1996               $       0      $     0             0        $       0
                                                        =====================      =========================


FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Funds to take or deliver a financial instrument of foreign currency at a future date at a specified price. The unrealized gain or loss on the contracts are reflected in the accompanying financial statements. The Funds are subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records.
In addition, the Funds are subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. The purchase and sale of forward foreign currency contracts that were open at December 31, 1996 were as follows:

                         Foreign                              Aggregate                                   Unrealized
Fund                     Currency                              Face Value      Settlement Date(s)         Gain (Loss)
---------------------------------------------------------------------------------------------------------------------

Lincoln National            $1,035,000  Deutschemark           $   674,436     March, May 1997            $ (2,372)
Capital Appreciation         1,950,000  Great Britain Pound      3,113,468     January 1997                (94,283)
Fund, Inc.                   7,800,000  Netherlands Guilder      4,623,185     February, March 1997         89,900
                             5,700,000  Swiss Franc              4,311,929     March 1997                   23,114
                                                                                                          --------
                                                                                                          $ 16,359
                                                                                                          ========

Lincoln National            $6,394,212  Australian Dollar      $ 5,172,601     March 1997                 $ 96,682
Global Asset                 5,323,200  Canadian Dollar          3,960,146     March 1997                   (9,132)
Allocation                  40,484,700  Deutschemark            26,217,644     March, May 1997              11,662
Fund, Inc.                   7,616,176  Danish Krone             1,287,656     March 1997                      308
                            21,968,700  French Franc             4,242,261     March, May 1997             (16,519)
                             3,249,500  Great Britain Pound      5,372,431     March, May 1997             (68,624)
                         2,630,120,230  Italian Lira             1,712,000     March 1997                   15,431
                         2,707,002,400  Japanese Yen            24,407,886     January, March 1997          35,283
                             2,630,000  Netherlands Guilder      1,559,750     May, 1997                    22,892
                            22,741,515  Spanish Peseta             172,551     March 1997                   (2,302)
                             4,332,700  Swedish Krona              637,678     March 1997                      168
                            17,095,150  Swiss Franc             13,130,978     March 1997                  120,304
                                                                                                          --------
                                                                                                          $206,153
                                                                                                          ========

FINANCIAL FUTURES CONTRACTS: The Funds may purchase or sell financial futures contracts, which are exchange traded, to hedge fluctuation risks of adverse changes in exchange markets or interest rates. Financial futures contracts obligate the Funds to take delivery or deliver a financial instrument at a future date at a specified price. The Funds deposit with its custodian a specified amount of cash or eligible securities called "initial margin" or "variation margin". The market value of investments pledged to cover margin requirements for open positions at December 31, 1996 was $491,016 for the Lincoln National Special Opportunities Fund, Inc., $4,637,812 for Lincoln National Global Asset Allocation Fund, Inc., and $2,210,713 for Lincoln National Social Awareness Fund, Inc. The unrealized gain or loss on the contracts are reflected in the accompanying financial statements. The Funds are subject to the market risks of unexpected changes in the underlying markets and interest rates; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Purchased financial futures contracts open at December 31, 1996 were as follows:

                                                                   Notional      Expiration       Unrealized
Fund                        Contracts                             Cost Amount       Date          Gain (Loss)
------------------------------------------------------------------------------------------------------------
Lincoln National Global     65 S&P 500 contracts                  $24,588,069     March 1997      $  391,820
Asset Allocation            244 U.S. Treasury contracts            26,838,047     March 1997         386,303
Fund, Inc.                  9 JGB contracts                         5,012,406     March 1997          62,100
                            46 Gilt contracts                       4,193,297     March 1997          48,944
                            192 Ftse contracts                     32,317,563     March 1997         331,892
                            190 Dax Index contracts                35,428,855     March 1997         (44,334)
                                                                                                  ----------
                                                                                                  $1,176,725
                                                                                                  ==========

Lincoln National Special    145 S&P 400 midcap stock index        $18,729,805     March 1997      $ (126,305)
Opportunities Fund, Inc.

Lincoln National Social
Awareness                   115 S&P 500 Future                    $43,150,410     March 1997      $ (341,660)

INDEXED SECURITIES: The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

REPURCHASE AGREEMENTS: The Funds, through their respective custodians, receive delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. Repurchase agreements are subject to the risk of the default or insolvency of the counterparty.


7. CONCENTRATION OF CREDIT RISK

The Lincoln National Money Market Fund, Inc. had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 42.6% of net assets at December 31, 1996. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., and Lincoln National International Fund, Inc., invest in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. None of these Funds had investments in excess of 5% in any individual foreign country except the Lincoln National International Fund, Inc. Distribution of investments for the Lincoln National International Fund, Inc. by industry, as a percentage of total investments, consisted of the following at December 31,1996:

       Banking and Insurance..........................11.7%
       Industrial......................................9.9
       Health & Personal Care..........................9.0
       Office and Business Equipment and Services......8.6
       Electrical and Electronics......................8.5
       Telecommunications..............................6.7
       Finance.........................................5.7
       Machinery & Engineering.........................5.1
       Real Estate.....................................4.8
       Entertainment...................................4.7
       Consumer Products and Services..................4.4
       Building & Construction.........................4.2
       Others (individually less than 4%).............16.7
                                                     -----
                                                     100.0%
                                                     =====

8. Summary of Changes From Capital Share Transactions
                                                                               Shares Issued Upon
                                                           Capital               Reinvestment of              Capital Shares
                                                         Shares Sold                Dividends                    Redeemed
                                                    -------------------------------------------------------------------------------
                                                        Shares        Amount     Shares         Amount      Shares          Amount
                                                        ------        ------     ------         ------      ------          ------
Year Ended December 31, 1995:

Lincoln National Aggressive Growth Fund, Inc.        5,242,400  $ 56,157,989      7,077   $     65,795    (591,654)   $ (6,581,658)
Lincoln National Bond Fund, Inc.                     2,340,450    27,385,295  1,218,139     13,491,950    (901,701)    (10,359,540)
Lincoln National Capital Appreciation Fund, Inc.     4,988,791    56,695,794     33,385        352,060    (328,520)     (4,053,725)
Lincoln National Equity Income Fund, Inc.           10,160,881   121,799,890    139,249      1,493,579    (253,517)     (3,268,237)
Lincoln National Global Asset Allocation Fund, Inc.  1,445,957    17,741,652    498,073      5,639,619    (927,716)    (11,224,018)
Lincoln National Growth and Income Fund, Inc.        8,053,315   216,522,961  4,377,795    100,769,413    (665,107)    (17,108,792)
Lincoln National International Fund, Inc.            3,749,122    47,488,828  1,305,767     15,350,244  (2,588,240)    (32,827,300)
Lincoln National Managed Fund, Inc.                  2,090,355    30,761,358  1,590,320     20,897,760  (1,201,733)    (16,669,755)
Lincoln National Money Market Fund, Inc.             4,195,254    41,952,539    319,661      3,196,613  (4,700,720)    (47,007,202)
Lincoln National Social Awareness Fund, Inc.         2,904,034    58,598,901    560,629      9,583,464     (98,975)     (1,827,067)
Lincoln National Special Opportunities Fund, Inc.    3,684,568    92,454,762  1,003,269     22,445,188    (584,289)    (13,691,215)

Year Ended December 31, 1996:

Lincoln National Aggressive Growth Fund, Inc.        6,078,765    79,416,717    227,830      2,850,545    (318,939)     (4,080,745)
Lincoln National Bond Fund, Inc.                     1,788,727    21,267,708  1,275,537     15,554,772  (2,013,517)    (23,420,919)
Lincoln National Capital Appreciation Fund, Inc.     8,060,307   109,806,931    545,394      7,469,658     (85,813)     (1,210,130)
Lincoln National Equity Income Fund, Inc.           10,947,919   157,067,481    549,558      7,755,394    (203,395)     (3,046,093)
Lincoln National Global Asset Allocation Fund, Inc.  2,499,623    32,553,085  1,632,543     22,006,756    (492,722)     (6,588,842)
Lincoln National Growth and Income Fund, Inc.        9,033,760   275,921,904  4,811,213    151,848,698  (1,005,429)    (31,139,607)
Lincoln National International Fund, Inc.            4,484,198    62,185,534    338,158      4,436,376  (1,318,363)    (18,489,610)
Lincoln National Managed Fund, Inc.                  2,263,623    35,399,848  3,696,097     60,383,859  (1,483,351)    (23,189,653)
Lincoln National Money Market Fund, Inc.             7,448,642    72,720,559    278,649      4,552,350  (6,223,469)    (62,234,688)
Lincoln National Social Awareness Fund, Inc.         9,212,323   226,248,315    978,353     23,475,634     (76,562)     (1,951,355)
Lincoln National Special Opportunities Fund, Inc.    3,401,045    93,400,233  1,695,200     48,288,651  (1,522,103)    (40,795,408)

                                                            Net Increase (Decrease)
                                                            Resulting From Capital
                                                              Share Transactions
                                                          --------------------------
                                                              Shares          Amount
                                                              ------          ------
Year Ended December 31, 1995:
Lincoln National Aggressive Growth Fund, Inc.              4,657,823    $ 49,642,126
Lincoln National Bond Fund, Inc.                           2,656,888      30,517,705
Lincoln National Capital Appreciation Fund, Inc.           4,693,656      52,994,129
Lincoln National Equity Income Fund, Inc.                 10,046,613     120,025,232
Lincoln National Global Asset Allocation Fund, Inc.        1,016,314      12,157,253
Lincoln National Growth and Income Fund, Inc.             11,766,003     300,183,582
Lincoln National International Fund, Inc.                  2,466,649      30,011,772
Lincoln National Managed Fund, Inc.                        2,478,942      34,989,363
Lincoln National Money Market Fund, Inc.                    (185,805)     (1,858,050)
Lincoln National Social Awareness Fund, Inc.               3,365,688      66,355,298
Lincoln National Special Opportunities Fund, Inc.          4,103,548     101,208,735

Year Ended December 31, 1996:

Lincoln National Aggressive Growth Fund, Inc.              5,987,656      78,186,517
Lincoln National Bond Fund, Inc.                           1,050,747      13,401,561
Lincoln National Capital Appreciation Fund, Inc.           8,519,888     116,066,459
Lincoln National Equity Income Fund, Inc.                 11,294,082     161,776,782
Lincoln National Global Asset Allocation Fund, Inc.        3,639,444      47,970,999
Lincoln National Growth and Income Fund, Inc.             12,839,544     396,630,995
Lincoln National International Fund, Inc.                  3,503,993      48,132,300
Lincoln National Managed Fund, Inc.                        4,476,369      72,594,054
Lincoln National Money Market Fund, Inc.                   1,503,822      15,038,221
Lincoln National Social Awareness Fund, Inc.              10,114,114     247,772,594
Lincoln National Special Opportunities Fund, Inc.          3,574,142     100,893,476


9.  Distribution to Shareholder

The Funds declare dividends daily on net investment income and annually, if any, on net realized gains. Dividends are distributed annually.

10. Capital Loss Carryforward

As of December 31, 1996, the Lincoln National Bond Fund, Inc. had $7,876,109 of unused capital loss carryforward for federal tax purposes. The loss carryforward expires in the years 2002 to 2004.

11. Change In Management:

Effective August 29, 1996, Clay Finlay Inc., Subadvisor of the Lincoln National International Fund Inc., accepted an offer to sell their ownership interest in the firm to United Asset Management, a New York Stock Exchange ("NYSE") listed company, which buys the common stock of investment advisory companies as permanent holdings. The management of Clay Finlay remains with the company and has complete autonomy to run the business as they were prior to the purchase. In October 1996, variable contractholders, via proxy solicitation, instructed Lincoln Life to vote to retain Clay Finlay as the Subadvisor of the Lincoln National International Fund. The shares were voted as follows:

     . 91.56% for retaining Clay Finlay,
     . 3.26% against retaining Clay Finlay,
     . 5.18% abstained


FINANCIAL HIGHLIGHTS
(Selected data for each capital share outstanding throughout the year)


                               Income from Investment Operation                      Less Dividends From:
                          ------------------------------------------    ---------------------------------------------
               Net                             Net
              Asset                       Realized and      Total
  Year        Value           Net          Unrealized        From          Net          Net Realized
 Ended      Beginning      Investment     Gain(Loss) on   Investment    Investment        Gain on          Total
 12/31      of Period     Income(Loss)     Investments    Operations      Income        Investments      Dividends
---------------------------------------------------------------------------------------------------------------------
                   Lincoln National Aggressive Growth Fund
1993          $10.000           $    -           $    -       $    -        $    -            $    -        $    -
1994           10.000            0.019           (0.952)      (0.933)       (0.019)                -        (0.019)
1995            9.048            0.007            3.135        3.142        (0.007)                -        (0.007)
1996           12.183            0.004            1.989        1.993        (0.004)           (0.192)       (0.196)

                              Lincoln National Bond Fund
1987           12.448           $1.055          ($0.873)      $0.182       ($1.055)          ($0.434)      ($1.489)
1988           11.141            1.053           (0.131)       0.922        (1.053)                -        (1.053)
1989           11.010            1.027            0.428        1.455        (1.027)                -        (1.027)
1990           11.438            0.998           (0.240)       0.758        (0.998)                -        (0.998)
1991           11.198            0.956            0.990        1.946        (0.956)                -        (0.956)
1992           12.188            0.903            0.052        0.955        (0.903)                -        (0.903)
1993           12.240            0.758            0.703        1.461        (0.758)           (0.250)       (1.008)
1994           12.693            0.741           (1.233)      (0.492)       (0.741)           (0.519)       (1.260)
1995           10.941            0.803            1.306        2.109        (0.803)                -        (0.803)
1996           12.247            0.767           (0.481)       0.286        (0.767)                -        (0.767)

                     Lincoln National Capital Appreciation Fund
1993          $10.000           $    -           $    -     $      -        $    -            $    -        $   -
1994           10.000            0.134            0.152        0.286        (0.134)                -        (0.134)
1995           10.152            0.116            2.764        2.880        (0.116)                -        (0.116)
1996           12.916            0.135            2.051        2.186        (0.135)           (0.463)       (0.598)

                         Lincoln National Equity Income Fund
1993          $10.000           $    -           $    -     $      -        $    -            $    -        $    -
1994           10.000            0.258            0.335        0.593        (0.258)                -        (0.258)
1995           10.335            0.275            3.218        3.493        (0.275)           (0.046)       (0.321)
1996           13.507            0.288            2.451        2.739        (0.288)           (0.178)       (0.466)

                    Lincoln National Global Asset Allocation Fund
1987          $10.000           $0.146          ($0.973)     ($0.827)      ($0.146)           $    -       ($0.146)
1988            9.027            0.405            0.589        0.994        (0.405)                -        (0.405)
1989            9.616            0.573            1.165        1.738        (0.573)                -        (0.573)
1990           10.781            0.549           (0.516)       0.033        (0.549)           (0.279)       (0.828)
1991            9.986            0.426            1.391        1.817        (0.426)           (0.138)       (0.564)
1992           11.239            0.404            0.271        0.675        (0.404)           (0.306)       (0.710)
1993           11.204            0.362            1.522        1.884        (0.362)           (0.224)       (0.586)
1994           12.502            0.349           (0.702)      (0.353)       (0.349)           (0.656)       (1.005)
1995           11.144            0.412            2.247        2.659        (0.412)                -        (0.412)
1996           13.391            0.392            1.522        1.914        (0.392)           (0.687)       (1.079)

                       Lincoln National Growth and Income Fund
1987          $18.031           $0.587           $2.148       $2.735       ($0.587)          ($0.539)      ($1.126)
1988           19.640            0.540            0.729        1.269        (0.540)           (2.997)       (3.537)
1989           17.372            0.793            2.859        3.652        (0.793)                -        (0.793)
1990           20.231            0.512           (0.539)      (0.027)       (0.512)           (1.068)       (1.580)
1991           18.624            0.617            5.142        5.759        (0.617)                -        (0.617)
1992           23.766            0.663           (0.336)       0.327        (0.663)           (0.503)       (1.166)
1993           22.927            0.610            2.285        2.895        (0.610)           (0.519)       (1.129)
1994           24.693            0.668           (0.428)       0.240        (0.668)           (0.968)       (1.636)
1995           23.297            0.701            7.680        8.380        (0.701)           (1.221)       (1.921)
1996           29.756            0.683            4.943        5.626        (0.683)           (1.589)       (2.272)

                         Lincoln National International Fund
1991*         $10.000          ($0.030)          $0.047       $0.017       ($0.059)           $    -       ($0.059)
1992            9.958            0.037           (0.867)      (0.830)       (0.037)                -        (0.037)
1993            9.091            0.010            3.551        3.561        (0.010)                -        (0.010)
1994           12.642            0.033            0.385        0.418        (0.033)                -        (0.033)
1995           13.027            0.069            0.892        0.961        (0.069)           (0.521)       (0.590)
1996           13.398            0.071            1.244        1.315        (0.071)           (0.086)       (0.157)


                Net                                    Ratio of Net
               Asset                       Ratio of     Investment                          Net Assets
  Year         Value                       Expenses       Income           Portfolio          At End      Average
 Ended          End             Total     To Average    To Average         Turnover         of Period    Commission
 12/31       of Period         Return**   Net Assets    Net Assets           Rate            (000's)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
                   Lincoln National Aggressive Growth Fund
  1993      $10.000                -           -              -                 -               $110          -
  1994        9.048           (9.52%)      1.11%          0.21%           100.31%             60,697          -
  1995       12.183           34.78%       0.94%          0.06%            85.82%            138,471          -
  1996       13.980           16.96%       0.82%          0.03%            77.51%            242,609    $0.0332

                              Lincoln National Bond Fund
  1987      $11.141          (0.470%)      0.56%          9.17%           176.75%            $50,795          -
  1988       11.010            9.24%       0.57%          9.41%           183.79%             59,947          -
  1989       11.438           13.23%       0.53%          9.13%           121.19%             91,152          -
  1990       11.198            5.45%       0.53%          9.00%            76.67%            103,845          -
  1991       12.188           17.96%       0.52%          8.32%            72.80%            139,854          -
  1992       12.240            7.68%       0.52%          7.45%           257.27%            168,636          -
  1993       12.693           13.39%       0.50%          6.05%           324.90%            226,150          -
  1994       10.941           (5.01%)      0.50%          6.40%           213.26%            195,010          -
  1995       12.247           19.59%       0.49%          6.90%           139.61%            250,816          -
  1996       11.766            1.91%       0.51%          6.56%           142.19%            253,328        N/A***

                     Lincoln National Capital Appreciation Fund
  1993      $10.000                -           -              -                 -               $110          -
  1994       10.152            1.52%       1.18%          1.33%           185.28%             52,904          -
  1995       12.916           27.95%       1.07%          1.00%           195.63%            127,936          -
  1996       14.504           18.38%       0.93%          0.99%            92.73%            267,242    $0.0374

                         Lincoln National Equity Income Fund
  1993      $10.000                -           -              -                 -               $110          -
  1994       10.335            3.35%       1.26%          2.48%            33.40%             78,861          -
  1995       13.507           32.84%       1.15%          2.27%            27.81%            238,771          -
  1996       15.780           20.20%       1.08%          1.99%            22.17%            457,153    $0.0292

                    Lincoln National Global Asset Allocation Fund
  1987      $ 9.027           (9.73%)      0.45%          1.42%            12.92%            $21,084          -
  1988        9.616            7.56%       1.16%          4.36%           136.79%             26,885          -
  1989       10.781           16.74%       1.33%          5.59%            79.11%             44,913          -
  1990        9.986           (0.12%)      1.14%          5.49%            56.28%             56,088          -
  1991       11.239           20.17%       1.04%          4.01%           101.41%             76,269          -
  1992       11.204            6.39%       1.07%          3.70%           128.53%             95,607          -
  1993       12.502           17.88%       1.05%          3.04%           208.55%            153,500          -
  1994       11.144           (2.43%)      1.06%          3.07%           134.33%            195,697          -
  1995       13.391           23.58%       0.92%          3.36%           146.49%            248,772          -
  1996       14.226           15.96%       1.00%          2.93%           167.33%            316,051    $0.0321

                    Lincoln National Growth and Income Fund
  1987      $19.640           14.75%       0.52%          2.78%           142.01%           $177,354          -
  1988       17.372            8.06%       0.54%          3.08%           179.88%            209,513          -
  1989       20.231           19.86%       0.50%          4.06%           208.98%            295,399          -
  1990       18.624            1.68%       0.48%          2.79%            59.47%            356,329          -
  1991       23.766           30.83%       0.44%          2.86%            33.59%            581,297          -
  1992       22.927            1.24%       0.41%          2.97%            74.50%            765,457          -
  1993       24.693           13.31%       0.38%          2.58%            60.76%          1,034,105          -
  1994       23.297            0.65%       0.37%          2.85%            76.34%          1,161,324          -
  1995       29.756           39.06%       0.35%          2.64%            51.76%          1,833,450          -
  1996       33.110           19.90%       0.36%          2.23%            46.70%          2,465,224    $0.0459

                      Lincoln National International Fund
  1991      $ 9.958           (0.42%)      1.06%         (0.30%)           25.18%            $20,935          -
  1992        9.091           (8.41%)      1.46%          0.39%            22.86%             45,627          -
  1993       12.642           39.46%       1.24%          0.09%            61.44%            161,470          -
  1994       13.027            3.09%       1.24%          0.25%            52.78%            316,350          -
  1995       13.398            8.34%       1.27%          0.59%            63.15%            358,391          -
  1996       14.556            9.97%       1.19%          0.51%            68.67%            440,375    $0.0196

(Selected data for each capital share outstanding throughout the year)


                                     Income from Investment Operation                        Less Dividends From:
                                ----------------------------------------        ------------------------------------------
                  Net                              Net
                 Asset                         Realized and      Total
  Year           Value            Net           Unrealized        From            Net           Net Realized
 Ended         Beginning       Investment     Gain(Loss) on    Investment      Investment         Gain on          Total
 12/31         of Period         Income        Investments     Operations        Income         Investments      Dividends
---------------------------------------------------------------------------------------------------------------------------
                                                   Lincoln National Managed Fund
  1987          $12.248          $0.674          $0.352          $1.026         ($0.674)          ($0.317)        ($0.991)
  1988           12.283           0.666           0.352           1.018          (0.666)           (1.108)         (1.774)
  1989           11.527           0.798           1.186           1.984          (0.798)                -          (0.798)
  1990           12.713           0.705          (0.334)          0.371          (0.705)           (0.438)         (1.143)
  1991           11.941           0.710           1.906           2.616          (0.710)                -          (0.710)
  1992           13.847           0.653          (0.158)          0.495          (0.653)           (0.036)         (0.689)
  1993           13.653           0.584           0.908           1.492          (0.584)           (0.409)         (0.993)
  1994           14.152           0.628          (0.814)         (0.186)         (0.628)           (0.555)         (1.183)
  1995           12.783           0.623           3.132           3.755          (0.623)           (0.020)         (0.643)
  1996           15.895           0.628           1.291           1.919          (0.628)           (0.920)         (1.548)

                                                Lincoln National Money Market Fund
  1987          $10.000          $0.658               -          $0.658         ($0.658)                -         ($0.658)
  1988           10.000           0.744               -           0.744          (0.744)                -          (0.744)
  1989           10.000           0.909               -           0.909          (0.909)                -          (0.909)
  1990           10.000           0.802               -           0.802          (0.802)                -          (0.802)
  1991           10.000           0.571               -           0.571          (0.571)                -          (0.571)
  1992           10.000           0.354               -           0.354          (0.354)                -          (0.354)
  1993           10.000           0.276               -           0.276          (0.276)                -          (0.276)
  1994           10.000           0.381               -           0.381          (0.381)                -          (0.381)
  1995           10.000           0.570               -           0.570          (0.570)                -          (0.570)
  1996           10.000           0.505               -           0.505          (0.505)                -          (0.505)

                                              Lincoln National Social Awareness Fund
  1988     *    $10.000          $0.032          $0.454          $0.486         ($0.032)          $     -         ($0.032)
  1989           10.454           0.309           2.920           3.229          (0.309)           (0.024)         (0.333)
  1990           13.350           0.289          (0.989)         (0.700)         (0.289)           (0.154)         (0.443)
  1991           12.207           0.348           4.242           4.590          (0.348)                -          (0.348)
  1992           16.449           0.399           0.179           0.578          (0.399)           (0.051)         (0.450)
  1993           16.577           0.326           1.792           2.118          (0.326)           (0.454)         (0.780)
  1994           17.915           0.377          (0.461)         (0.084)         (0.377)           (0.812)         (1.189)
  1995           16.642           0.432           6.491           6.923          (0.432)           (0.543)         (0.975)
  1996           22.590           0.389           5.748           6.137          (0.389)           (1.022)         (1.411)

                                            Lincoln National Special Opportunities Fund
  1987          $16.617          $0.064          $1.316          $1.380         ($0.064)          $     -         ($0.064)
  1988           17.933           0.060           0.327           0.387          (0.060)           (2.659)         (2.719)
  1989           15.601           0.276           4.904           5.180          (0.276)                -          (0.276)
  1990           20.505           0.236          (1.931)         (1.695)         (0.236)           (1.208)         (1.444)
  1991           17.366           0.323           7.195           7.518          (0.323)                -          (0.323)
  1992           24.561           0.546           1.106           1.652          (0.546)           (0.955)         (1.501)
  1993           24.712           0.530           2.703           3.233          (0.530)           (2.937)         (3.467)
  1994           24.478           0.565          (0.942)         (0.377)         (0.565)           (1.372)         (1.937)
  1995           22.164           0.616           6.131           6.747          (0.616)           (0.912)         (1.528)
  1996           27.383           0.548           3.867           4.414          (0.548)           (1.827)         (2.374)

                  Net                                        Ratio of Net
                 Asset                          Ratio of      Investment                         Net Assets
  Year           Value                          Expenses        Income          Portfolio          At End        Average
 Ended            End             Total        To Average     To Average        Turnover          of Period     Commission
 12/31         of Period         Return**      Net Assets     Net Assets          Rate             (000's)         Rate
---------------------------------------------------------------------------------------------------------------------------
                                                   Lincoln National Managed Fund
  1987          $12.283            7.35%          0.53%          5.23%           121.98%          $121,167          -
  1988           11.527            8.17%          0.55%          5.71%           166.57%           140,135          -
  1989           12.713           16.00%          0.52%          6.47%           158.73%           182,576          -
  1990           11.941            3.41%          0.52%          5.96%            93.38%           204,310          -
  1991           13.847           22.59%          0.50%          5.53%            22.70%           276,899          -
  1992           13.653            3.69%          0.49%          4.86%           226.66%           343,439          -
  1993           14.152           11.91%          0.45%          4.24%           235.59%           445,040          -
  1994           12.783           (2.42%)         0.44%          4.45%           160.79%           442,140          -
  1995           15.895           30.11%          0.43%          4.37%           112.52%           589,165          -
  1996           16.266           12.66%          0.43%          4.05%           108.86%           675,740       $0.0441

                                                Lincoln National Money Market Fund
  1987          $10.000            8.02%          0.56%          6.50%                -            $55,093          -
  1988           10.000            5.45%          0.55%          7.21%                -             59,160          -
  1989           10.000            7.20%          0.54%          9.09%                -             88,551          -
  1990           10.000            7.61%          0.53%          7.94%                -            102,399          -
  1991           10.000            7.48%          0.53%          5.79%                -            149,555          -
  1992           10.000            4.70%          0.53%          3.48%                -             92,472          -
  1993           10.000            4.46%          0.50%          2.76%                -             81,042          -
  1994           10.000            3.20%          0.52%          3.82%                -             77,177          -
  1995           10.000            4.22%          0.52%          5.67%                -             75,319          -
  1996           10.000            6.40%          0.57%          5.07%                -             90,358         N/A        ***

                                Lincoln National Social Awareness Fund
  1988          $10.454            4.54%          1.64%          0.30%            10.07%            $2,067          -
  1989           13.350           28.51%          0.99%          2.43%            63.37%             9,565          -
  1990           12.207           (5.54%)         0.65%          2.34%            29.39%            24,674          -
  1991           16.449           36.98%          0.56%          2.33%            45.00%            52,959          -
  1992           16.577            2.87%          0.55%          2.50%            84.32%            89,669          -
  1993           17.915           13.77%          0.51%          1.90%            84.43%           137,606          -
  1994           16.642           (0.39%)         0.53%          2.22%            64.97%           163,514          -
  1995           22.590           43.50%          0.50%          2.21%            54.02%           297,983          -
  1996           27.316           29.53%          0.46%          1.58%            45.90%           636,595       $0.0440

                                Lincoln National Special Opportunities Fund
  1987          $17.933            8.77%          0.56%          0.31%           110.80%           $58,866          -
  1988           15.601            3.73%          0.59%          0.39%            73.91%            63,982          -
  1989           20.505           31.92%          0.55%          1.50%            92.56%            75,245          -
  1990           17.366           (7.28%)         0.55%          1.33%            37.50%            83,762          -
  1991           24.561           43.14%          0.53%          1.49%           111.60%           132,753          -
  1992           24.712            6.24%          0.53%          2.35%           128.49%           189,867          -
  1993           24.478           18.31%          0.49%          2.29%            74.11%           273,998          -
  1994           22.164           (1.55%)         0.48%          2.49%            74.63%           318,417          -
  1995           27.383           32.05%          0.45%          2.39%            90.12%           505,755          -
  1996           29.423           17.27%          0.44%          2.00%            88.17%           648,592       $0.0429

* The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on August 3, 1997 through December 31, 1987 for the Lincoln National Global Asset Allocation Fund, Inc., May 2, 1988 through December 31, 1988 for the Lincoln National Social Awareness Fund, Inc., and May 1, 1991 through December 31, 1991 for the Lincoln National International Fund Inc. Accordingly, the total return percentage, ratios, and portfolio turnover have NOT been calculated on an annualized basis.


** Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares in which Separate Account C, D, G, and K may invest. The total return percentages in the table are NOT calculated on the same basis as the performance percentages noted in the letter at the front of this booklet (those percentages are based upon the change in unit value).


*** The Average Commission rate is calculated on funds holding long term equity securities. These funds do not hold long term equity securities; thus, an average commission rate has not been calculated.

               Report of Ernst & Young LLP, Independent Auditors


Board of Directors and Shareholder of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc.


We have audited the accompanying statements of net assets of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (Funds) as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights presented herein for each of the respective years or periods in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




Fort Wayne, Indiana
January 27, 1997

Delaware Group Premium Fund, Inc.--
Equity/Income Series

Statement of net assets

December 31, 1996

                                            Number       Market
Common stock-96.91%                         of shares    value
                                            -------------------------
Aerospace & defense-1.46%
General Dynamics                               34,500    $  2,432,250
                                                         ------------
                                                            2,432,250
                                                         ------------
Automobiles & automotive parts-4.86%
Ford Motor                                    118,000       3,761,250
General Motors                                 47,400       2,642,550
ITT Industries                                 69,300       1,697,850
                                                         ------------
                                                            8,101,650
                                                         ------------
Banking, finance & insurance-21.35%
American General                               47,200       1,929,300
AmSouth Bancorporation                         37,900       1,833,413
Aon                                            59,250       3,680,906
Bank of Boston                                 33,300       2,139,525
Chase Manhattan                                33,600       2,998,800
CIGNA                                          16,500       2,254,313
Crestar Financial                              35,600       2,647,750
First Chicago NBD                              44,125       2,371,719
First Union                                    31,000       2,294,000
ITT Hartford Group                             45,000       3,037,500
Mellon Bank                                    33,800       2,399,800
Mercantile Bancorporation                      42,900       2,203,988
Signet Banking                                 29,900         919,425
Summit Bancorp                                 59,650       2,609,688
U.S. Bancorp                                   50,400       2,264,850
                                                         ------------
                                                           35,584,977
                                                         ------------
Buildings & materials-1.17%
Armstrong World Industries                     17,100       1,188,450
Masco                                          21,100         759,600
                                                         ------------
                                                            1,948,050
                                                         ------------
Cable, media & publishing-2.30%
McGraw-Hill                                    83,100       3,832,988
                                                         ------------
                                                            3,832,988
                                                         ------------
Chemicals-5.20%
duPont (E.I.) deNemours                        51,700       4,879,188
Imperial Chemical ADR                          27,100       1,409,200
Rhone-Poulenc ADR                              35,000       1,185,625
Witco                                          38,900       1,186,450
                                                         ------------
                                                            8,660,463
                                                         ------------
Electronics & electrical equipment-6.44%
AMP                                            50,900       1,953,288
Eaton                                          31,100       2,169,225
Hubbell Class  B                               20,000         865,000
Thomas & Betts                                 59,900       2,658,063
Xerox                                          58,600       3,083,825
                                                         ------------
                                                           10,729,401
                                                         ------------
Energy-9.20%
British Petroleum ADR                          21,547       3,046,276
Mobil                                          29,800       3,643,050
Texaco                                         37,500       3,679,688
USX-Marathon Group                            122,000       2,912,750
Williams                                       54,750       2,053,125
                                                         ------------
                                                           15,334,889
                                                         ------------
Food, beverage & tobacco-7.85%
American Brands                                26,600       1,320,025
Anheuser-Busch                                 47,200       1,888,000
Heinz (H.J.)                                   73,700       2,634,775
Philip Morris                                  29,200       3,288,650
Quaker Oats                                    48,700       1,856,688
RJR Nabisco Holdings                           61,540       2,092,360
                                                         ------------
                                                           13,080,498
                                                         ------------
Healthcare & pharmaceuticals-14.38%
American Home Products                         49,800       2,919,525
Baxter International                           96,400       3,952,400
Bristol-Myers Squibb                           33,200       3,610,500
Glaxo Wellcome-ADR                             54,400       1,727,200
Pharmacia & Upjohn                            108,600       4,303,275
SmithKline Beecham ADR Unit                    71,000       4,828,000
Tambrands                                      39,000       1,594,125
Warner-Lambert                                 13,700       1,027,500
                                                         ------------
                                                           23,962,525
                                                         ------------
Metals & mining-1.81%
Freeport-McMoRan Copper & Gold Class B         68,400       2,043,450
Reynolds Metals                                17,300         975,288
                                                         ------------
                                                            3,018,738
                                                         ------------
Paper & forest products-3.90%
Georgia-Pacific                                17,500       1,260,000
Temple-Inland                                  40,040       2,167,165
Union Camp                                     22,000       1,050,500
Weyerhaeuser                                   42,600       2,018,175
                                                         ------------
                                                            6,495,840
                                                         ------------
Retail-2.46%
May Department Stores                          43,300       2,024,275
Penney (J.C.)                                  42,600       2,076,750
                                                         ------------
                                                            4,101,025
                                                         ------------
Telecommunications-5.14%
ALLTEL                                         57,700       1,810,338
BCE                                            42,900       2,048,475
BellSouth                                      38,500       1,554,438
Frontier                                      139,100       3,147,138
                                                         ------------
                                                            8,560,389
                                                         ------------
Transportation & shipping-4.19%
Conrail                                        16,500       1,643,813
Norfolk Southern                               11,500       1,006,250
Union Pacific                                  72,200       4,341,025
                                                         ------------
                                                            6,991,088
                                                         ------------
Utilities-1.02%
PECO Energy                                    67,500       1,704,375
                                                         ------------
                                                            1,704,375
                                                         ------------
Miscellaneous-4.18%
Minnesota Mining & Manufacturing               36,000       2,983,500
Pitney Bowes                                   73,000       3,978,500
                                                         ------------
                                                            6,962,000
                                                         ------------
Total common stock
(cost $140,172,412)                                       161,501,146
                                                         ------------
Convertible preferred stock-0.65%
Banking, finance & insurance-0.65%
Salomon 7.625% pfd cv Series FSA               35,000       1,080,625
                                                         ------------
Total convertible preferred stock
(cost $931,875)                                             1,080,625
                                                         ------------


                                                 Principal   Market
Repurchase agreements-5.38%                      amount      value
                                                 ------------------------
With Chase Manhattan 6.50% 1/2/97
(dated 12/31/96, collateralized by $2,452,000
U.S. Treasury Notes 6.50% due 4/30/99,
market value $2,508,375 and $991,000
U.S. Treasury Notes 7.125% due 9/30/99,
market value $1,037,163)                         $3,474,000  $  3,474,000
With J.P. Morgan Securities 6.60% 1/2/97
(dated 12/31/96, collateralized by $2,452,000
U.S. Treasury Notes 7.75% due 1/31/00,
market value $2,652,235 and $452,000
U.S. Treasury Notes 5.50% due 4/15/00,
market  value $450,018)                           3,040,000     3,040,000
With PaineWebber 6.60% 1/2/97
(dated 12/31/96, collateralized by $634,000
U.S. Treasury Notes 6.75% due 5/31/99,
market value $649,030 and $1,716,000
U.S. Treasury Notes 7.75% due 1/31/00,
market value $1,856,770)                          2,452,000     2,452,000
                                                             ------------
Total repurchase agreements
(cost $8,966,000)                                               8,966,000
                                                             ------------
Total market value of securities-102.94%
(cost $150,070,287)                                           171,547,771
                                                             ------------
Other assets under liabilities-(2.94%)                         (4,901,194)
                                                             ------------
Net assets applicable to 10,426,800 shares
($.01 par value outstanding); equivalent to
$15.98 per share-100.00%                                     $166,646,577
                                                             ============

ADR-American Depository Receipt
See accompanying notes

Delaware Group Premium Fund, Inc.--
Emerging Growth Series
Statement of net assets
December 31, 1996

                                                 Number      Market
Common stock-72.85%                              of shares   value
                                                 ------------------------
Aerospace & defense-1.07%
AAR                                                  15,500  $    468,875
*Kellstrom Industries                                16,400       137,350
                                                             ------------
                                                                  606,225
                                                             ------------
Automobiles & automotive parts-0.22%
*Boyd Wheels                                          8,800       121,550
                                                             ------------
                                                                  121,550
                                                             ------------
Banking, finance & insurance-1.93%
*CRW Financial                                       16,680       142,823
*First Alliance                                      12,300       367,463
 Medallion Financial                                  3,900        58,988
*NAL Financial Group                                 11,300       109,469
*United Dental Care                                  13,500       412,594
                                                             ------------
                                                                1,091,337
                                                             ------------
Buildings & materials-0.24%
 LSI Industries                                      10,000       133,750
                                                             ------------
                                                                  133,750
                                                             ------------
Cable, media & publishing-5.46%
*Central European Media Entertainment                15,400       485,100
 Evergreen Media Class A                              9,300       231,338
*Groupe AB SA-ADR                                    11,900       171,063
*Hollywood Entertainment                              7,700       143,413
*Home Shopping Network                               20,452       483,178
*Infinity Broadcasting Class A                       13,850       465,706
*Mecklermedia                                        11,400       227,288
*Metro Networks                                       4,100       103,013
*Norwood Promotional Products                        20,600       365,650
*Univision Communications-Class A                     3,700       136,900
*Young Broadcasting Class A                           9,200       270,250
                                                             ------------
                                                                3,082,899
                                                             ------------
Computers & technology-12.88%
*Activision                                          11,800       148,975
*Aspect Development                                   3,600        97,650
*Aware                                                7,700        79,406
*C-COR Electronics                                   12,700       169,069
*Cadence Design Systems                              17,300       687,675
*Cayenne Software                                    18,300        70,913
*Credit Management Solutions                          7,300       103,113
*Cypress Semiconductor                                5,800        81,925
*EMC                                                 22,100       732,063
*Elamex S.A. de C.V.                                 17,700       172,575
*Fore Systems                                        11,700       385,369
*GTECH Holdings                                      13,500       432,000
*Geoworks                                             9,600       234,000
*HPR                                                 24,100       328,363
*INSO                                                 3,600       141,750
*Komag                                               21,900       592,669
*Maxis                                               23,100       280,088
*NOVA                                                19,700       435,863
*PLATINUM Technology                                 35,395       480,045
*Peerless Systems                                    21,700       366,188
*Puma Technology                                      4,100        69,700
*Rogue Wave Software                                  7,200       115,200
*Ross Systems                                        33,200       317,475
*Storage Technology                                  15,700       747,713
                                                             ------------
                                                                7,269,787
                                                             ------------
Consumer products-0.30%
*Zag Industries Ltd.                                 10,200       168,938
                                                             ------------
                                                                  168,938
                                                             ------------
Electronics & electrical-6.92%
*Altera                                               3,100       225,331
*American Residential Services                        3,500        94,938
 Cable Design Technologies                           10,300       318,656
*ESS Technology                                      11,000       309,375
*ITI Technologies                                    11,500       173,219
 KLA Instruments                                      4,200       148,838
*Kulicke & Soffa Industries                           4,200        80,063
*P-COM                                               14,900       443,275
 Pittston Brink's Group                              15,700       423,900
*Protection One                                      21,400       212,663
*Sawtek                                               8,000       314,500
*Sipex                                               18,900       607,163
*TriQuint Semiconductor                              16,800       439,950
*Triumph Group                                        4,600       109,825
                                                             ------------
                                                                3,901,696
                                                             ------------
Energy-0.48%
*Bouygues Offshore S.A.                              21,000       270,375
                                                             ------------
                                                                  270,375
                                                             ------------
Environmental services-5.95%
*Republic Industries                                 90,240     2,814,361
*Superior Services                                   26,700       540,675
                                                             ------------
                                                                3,355,036
                                                             ------------
Food, beverage & tobacco-1.22%
*Sonic                                               19,250       486,063
*United Natural Foods                                11,900       204,531
                                                             ------------
                                                                  690,594
                                                             ------------
Healthcare & pharmaceuticals-6.87%
*Advanced Health                                     14,400       181,800
*Agouron Pharmaceuticals                              9,000       608,625
*Alternative Living Services                         14,100       204,450
*American Oncology Resources                         29,700       302,569
*Ascend Communications                                4,500       279,563
*Capstone Pharmacy                                   34,100       383,625
*Carriage Services                                   11,700       259,594
*Columbia Laboratories                               12,600       182,700
*DUSA Pharmaceuticals                                11,800        81,863
*FPA Medical Management                              10,200       226,313
*NeoPath                                              9,600       176,400
*Renal Treatment Centers                             19,200       489,600
*Sano                                                12,100       181,500
*Total Renal Care Holdings                            8,800       319,000
                                                             ------------
                                                                3,877,602
                                                             ------------


                                                  Number     Market
                                                  of shares  value
                                                  ----------------------
Industrial machinery-1.56%
*Central Sprinkler                                   11,900  $   298,988
*PRI Automation                                       6,600      297,825
*+Spinnaker Industries                               14,000      281,960
                                                             -----------
                                                                 878,773
                                                             -----------
Leisure, lodging & entertainment-7.13%
*Ascent Entertainment Group                          21,700      341,775
*CapStar Hotel                                       20,600      404,275
*Cinergi Pictures Entertainment                      11,100       22,373
*Dave & Buster's                                     10,900      217,319
*Equity Marketing                                    16,200      299,700
*Extended Stay America                               23,900      480,988
 K2                                                   9,500      261,250
*Mirage Resorts                                      22,600      488,725
*Morton's Restaurant Group                           16,300      275,063
*Overseas Filmgroup                                   5,100       23,906
*Rio Hotel and Casino                                20,500      299,813
*Studio Plus Hotels                                  18,150      288,131
*Sun International Hotels                            10,800      394,200
*Teardrop Golf                                        4,900       24,041
*Ticketmaster Group                                  16,800      201,600
                                                             -----------
                                                               4,023,159
                                                             -----------
Metals & mining-1.03%
*Gibraltar Steel                                     14,200      369,200
*Steel Dynamics                                      11,100      210,206
                                                             -----------
                                                                 579,406
                                                             -----------
Real estate-1.00%
Security Capital Pacific Trust                       24,800      567,300
                                                             -----------
                                                                 567,300
                                                             -----------
Retail-9.09%
*Alrenco                                             27,700      289,119
*Aviation Sales                                       6,800      139,400
*Charming Shoppes                                    14,200       71,444
*DELIA*S                                              1,500       29,531
 Duty Free International                             29,600      429,200
*Eagle Hardware & Garden                             13,800      286,350
*Egghead                                             21,800      113,088
*Finish Line Class A                                 11,600      244,325
*General Nutrition                                   18,600      316,200
*Hot Topic                                            4,600       89,700
*Meyer,(Fred)                                        12,200      433,100
*Neiman-Marcus Group                                 10,700      272,850
*Petco Animal Supplies                                8,900      181,338
*Piercing Pagoda                                     10,400      249,600
 Russ Berrie                                         30,500      549,000
 Schultz Sav-O Stores                                14,400      208,800
*Staples                                             13,350      241,134
*Vons Companies                                       6,600      395,175
*Wet Seal                                            27,900      591,131
                                                             -----------
                                                               5,130,485
                                                             -----------
Telecommunications-2.89%
*ICG Communications                                  14,000      246,750
*PageMart Wireless                                    8,700       58,181
*Telco Systems                                       14,400      276,300
*Tele-Communications International                   13,800      185,438
*Teleport Communications Group                       16,800      512,400
*TeleSpectrum Worldwide                              21,200      333,900
*TresCom International                                2,400       18,300
                                                             -----------
                                                               1,631,269
                                                             -----------
Textiles, apparel & furniture-1.51%
*Cutter & Buck                                        1,200       14,175
*Cyrk                                                28,300      369,669
*Sport-Haley                                          8,800      111,100
 Wolverine World Wide                                12,300      356,700
                                                             -----------
                                                                 851,644
                                                             -----------
Transportation & shipping-0.30%
*Midwest Express Holdings                             4,700      169,200
                                                             -----------
                                                                 169,200
                                                             -----------
Utilities-1.03%
*AES China Generating Class A                        23,100      291,638
*York Research                                       30,700      287,813
                                                             -----------
                                                                 579,451
                                                             -----------
Miscellaneous-3.77%
*CUC International                                   47,960    1,139,050
*NCO Group                                            4,700       77,844
*NFO Research                                        12,300      276,750
*National Education                                  21,200      323,300
 Norrell                                             11,300      307,925
                                                             -----------
                                                               2,124,869
                                                             -----------
Total common stock
(cost $36,958,416)                                            41,105,345
                                                             -----------
Warrants-0.01%
Leisure, lodging & entertainment-0.01%
*Teardrop Golf                                        3,100        3,294
                                                             -----------
Total warrants
(cost $310)                                                        3,294
                                                             -----------

Repurchase agreements-26.80%                     Principal
                                                 Amount
                                                 ----------
With Chase Manhattan 6.50% 1/2/97
(dated 12/31/96, collateralized by $4,136,000
U.S. Treasury Notes 6.50% due 4/30/99,
market value $4,231,404 and $1,670,000
U.S. Treasury Notes 7.125% due 9/30/99,
market value $1,748,938)                         $5,860,000    5,860,000
With J.P. Morgan Securities 6.60% 1/2/97
(dated 12/31/96, collateralized by $762,000
U.S. Treasury Notes 5.50% due 4/15/00,
market value $759,595 and $4,136,000
U.S. Treasury Notes 7.75% due 1/31/00,
market value $4,474,490)                          5,129,000    5,129,000
With PaineWebber 6.60% 1/2/97
(dated 12/31/96, collateralized by $1,070,000
U.S. Treasury Notes 6.75% due 5/31/99,
market value $1,094,947 and $2,895,000
U.S. Treasury Notes 7.75% due 1/31/00,
market value $3,132,143)                          4,136,000    4,136,000
                                                             -----------
Total repurchase agreements
(cost $15,125,000)                                            15,125,000
                                                             -----------
Total market value of securities-99.66%
(cost $52,083,726)                                            56,233,639
Other assets over liabilities-0.34%                              189,854
                                                             -----------
Net assets applicable to 3,874,180 shares
($0.01 par value outstanding); equivalent to
$14.56 per share-100.00%                                     $56,423,493
                                                             ===========

*Non-income producing securities for the year ended December 31, 1996. +Restricted Securities-Investment in securities not registered under the
 Securities Act of 1933, as amended. These securities have contractual restrictions on resale. At December 31, 1996, these securities amounted to $281,960 or 0.50% of net assets (see note 7).

ADR-American Depository Receipt

See accompanying notes

Delaware Group Premium Fund, Inc.--
Global Bond Series
Statement of net assets
December 31, 1996

                                                                    Market
                                                   Principal        value
Bonds-87.23%                                       amount*          (U.S. $)
                                                   ---------------------------
Australia-11.97%
Australian Government 6.25% 3/15/99                Aus$   600,000   $  475,308
Australian Government 9.50% 8/15/03                       100,000       88,972
Australian Government 10.00% 2/15/06                      100,000       93,095
Banque National De Paris 9.00% 8/13/02                    250,000      212,126
New South Wales International 7.00% 4/1/04                150,000      116,487
Queensland Treasury-Global 8.00% 5/14/03                  180,000      148,009
                                                                    ----------
                                                                     1,133,997
                                                                    ----------
Canada-7.71%
Autobahn Schnell 8.50% 3/3/03                        C$    60,000       49,270
Export-Import Bank of Japan 7.75% 10/8/02                 160,000      127,084
General Electric Capital of Canada
7.125% 2/12/04                                            100,000       76,600
Government of Canada 9.00% 12/1/04                        100,000       85,778
Government of Canada 10.25% 3/15/14                       100,000       97,401
KFW International Finance 6.50% 12/28/01                   60,000       45,468
Kingdom of Norway 8.375% 1/27/03                          200,000      163,141
Ontario Hydro 10.00% 3/19/01                              100,000       85,674
                                                                    ----------
                                                                       730,416
                                                                    ----------
Denmark-10.21%
Danish Government 8.00% 5/15/03                     Dk    800,000      150,337
Kingdom of Denmark 8.00% 11/15/01                       2,950,000      555,518
Kingdom of Denmark 8.00% 3/15/06                        1,400,000      261,260
                                                                    ----------
                                                                       967,115
                                                                    ----------
Germany-12.58%
Baden Wurt L-Finance NV 6.63% 8/20/03              Dem    250,000      171,966
Bundesrepblik Deutscheland 8.375% 5/21/01                 350,000      260,217
Deut Pfandbriefe Hypobk Bank 5.625% 2/7/03                500,000      329,332
European Bank Reconstruction &
Development 4.875% 2/28/01                                500,000      327,060
International Bank Reconstruction &
Development 6.125% 9/27/02                                150,000      102,596
                                                                    ----------
                                                                     1,191,171
                                                                    ----------
New Zealand-5.83%
Government of New Zealand 8.00% 2/15/01             NZ$   250,000      182,649
Government of New Zealand 8.00% 4/15/04                   500,000      369,077
                                                                    ----------
                                                                       551,726
                                                                    ----------
Spain-7.19%
DSL Finance NV Amsterdam
7.875% 2/10/04                                      Sp 20,000,000      165,140
Spanish Government 8.30% 12/15/98                      50,000,000      403,264
Spanish Government 11.30% 1/15/02                      12,000,000      112,711
                                                                    ----------
                                                                       681,115
                                                                    ----------
Sweden-5.86%
Swedish Government 9.00% 4/20/09                    Sk    300,000       51,550
Swedish Government 10.25% 5/5/03                        2,300,000      408,949
Swedish Government 13.00% 6/15/01                         500,000       94,186
                                                                    ----------
                                                                       554,685
                                                                    ----------
United Kingdom-11.19%
Abbey National Treasury 8.00% 4/2/03               Gbp     50,000       86,642
Barclays Bank 6.50% 2/16/04                                30,000       47,971
Depfa Finance 7.125% 11/11/03                             100,000      165,256
Glaxo Wellcome 8.75% 12/1/05                               80,000      143,422
Powergen 8.50% 7/3/06                                     100,000      173,605
Smithkline Beecham Nts 8.375% 12/29/00                    150,000      263,297
UK Conversion S47 Stock Guilt 9.00% 3/3/00                100,000      180,241
                                                                    ----------
                                                                     1,060,434
                                                                    ----------

United States-14.69%
U.S. Treasury Notes 5.625% 11/30/98                   $   400,000      398,296
U.S. Treasury Notes 6.125% 7/31/00                        150,000      150,110
U.S. Treasury Notes 7.50% 11/15/01                        800,000      842,703
                                                                    ----------
                                                                     1,391,109
                                                                    ----------
Total bonds
(cost $8,008,272)                                                    8,261,768
                                                                    ----------
Repurchase agreements-5.37%
With Chase Manhattan 6.50% 1/2/97 (dated
12/31/96, collateralized by $56,000
U.S. Treasury Notes 7.125% due 9/30/99,
market value $58,739 and $139,000
U.S. Treasury Notes 6.50% due 4/30/99, market
value $142,119)                                           197,000      197,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
12/31/96, collateralized by $139,000 U.S. Treasury
Notes 7.75% due 1/31/00, market value
$150,284 and $26,000 U.S. Treasury Notes
5.50% due 4/15/00, market value $25,512)                  172,000      172,000
With PaineWebber 6.60% 1/2/97
(dated 12/31/96, collateralized by $36,000
U.S. Treasury Notes 6.75% due 5/31/99, market
value $36,776 and $97,000 U.S. Treasury Notes
7.75% due 1/31/00, market value $105,199)                 139,000      139,000
                                                                    ----------
Total repurchase agreements
(cost $508,000)                                                        508,000
                                                                    ----------
Total market value of securities-92.60%
(cost $8,516,272)                                                    8,769,768
                                                                    ----------
Other assets over liabilities-7.40%                                    701,050
                                                                    ----------
Net assets applicable to 864,446 shares
($.01 par value outstanding); equivalent to
$10.96 per share-100.00%                                            $9,470,818
                                                                    ==========

*Principal amount is stated in the currency in which each bond is denominated.

Aus$-Australian Dollars       Sp-Spanish Pesetas
  C$-Canadian Dollars         Sk-Swedish Kroner
  Dk-Danish Kroner           Gbp-British Pounds
 Dem-German Marks              $-U.S. Dollars
 NZ$-New Zealand Dollars

See accompanying notes

Statements of Assets and Liabilities
December 31, 1996

                                                 Equity/      Emerging      Global
                                                 Income        Growth        Bond
                                                 Series        Series       Series
                                               -------------------------------------
ASSETS:
Investments at market                          $171,547,771  $56,233,639  $8,769,768
------------------------------------------------------------------------------------
Dividends and interest receivable                   398,518        5,401     228,248
------------------------------------------------------------------------------------
Receivable for fund shares sold                      73,533      101,738      40,558
------------------------------------------------------------------------------------
Receivable for investment securities sold           120,033      272,767      --
------------------------------------------------------------------------------------
Cash and foreign currencies                          15,710       40,993     446,952
------------------------------------------------------------------------------------
Other assets                                          1,950           16      11,552
------------------------------------------------------------------------------------
 Total assets                                   172,157,515   56,654,554   9,497,078
------------------------------------------------------------------------------------

LIABILITIES:
Payable for investment securities purchased       5,355,926      151,841      --
------------------------------------------------------------------------------------
Payable for fund shares repurchased                  64,565       20,207         568
------------------------------------------------------------------------------------
Dividend payable                                    --            --          --
------------------------------------------------------------------------------------
Other accounts payable and accrued expenses          90,447       59,013      25,692
------------------------------------------------------------------------------------
 Total liabilities                                5,510,938      231,061      26,260
------------------------------------------------------------------------------------

NET ASSETS                                     $166,646,577  $56,423,493  $9,470,818
                                               =====================================
Shares outstanding                               10,426,800    3,874,180     864,446
====================================================================================
Net asset value                                      $15.98       $14.56      $10.96
====================================================================================

Statements of operations

                                                                                    Equity/     Emerging      Global
                                                                                    Income       Growth        Bond
                                                                                    Series       Series       Series
                                                                                  -----------------------------------
                                                                                                              Period
                                                                                                              5/2/96*
                                                                                        Year ended              to
                                                                                     December 31, 1996       12/31/96
Investment income:
 Interest (net of $767 foreign tax withheld for the Global Bond Series)           $   169,527  $  313,916   $ 259,357
---------------------------------------------------------------------------------------------------------------------
 Dividends                                                                          4,094,834     134,603       --
---------------------------------------------------------------------------------------------------------------------
  Total investment income                                                           4,264,361     448,519     259,357
---------------------------------------------------------------------------------------------------------------------

Expenses:
 Management fees                                                                      765,301     247,520      26,503
---------------------------------------------------------------------------------------------------------------------
 Dividend disbursing and transfer agent fees and expenses                              12,166       2,362         291
---------------------------------------------------------------------------------------------------------------------
 Custodial fees                                                                         6,986      16,949       5,950
---------------------------------------------------------------------------------------------------------------------
 Professional fees                                                                      2,896       5,035       4,830
---------------------------------------------------------------------------------------------------------------------
 Accounting fees and salaries                                                          35,398       9,920       1,067
---------------------------------------------------------------------------------------------------------------------
 Taxes other than income                                                               10,995       2,818         302
---------------------------------------------------------------------------------------------------------------------
 Registration fees                                                                     10,400      11,833       1,180
---------------------------------------------------------------------------------------------------------------------
 Directors fees                                                                         2,226       1,339         581
---------------------------------------------------------------------------------------------------------------------
 Printing and Postage                                                                   1,200       3,756         920
---------------------------------------------------------------------------------------------------------------------
 Other                                                                                 10,992       3,347         453
---------------------------------------------------------------------------------------------------------------------
  Total expenses                                                                      858,560     304,879      42,077
---------------------------------------------------------------------------------------------------------------------
  Less expenses absorbed by Delaware Management Company, Inc. or
   Delaware International Advisers Ltd.                                                --         (42,019)    (13,906)
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                               3,405,801     185,659     231,186
---------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments and foreign currencies:
 Net realized gain (loss) on:
  Investment transactions                                                          14,743,863     661,923      83,703
---------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                        --           --           (173)
---------------------------------------------------------------------------------------------------------------------
  Net realized gain on investments and foreign currencies                          14,743,863     661,923      83,530
---------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
  Investments                                                                       6,445,954   1,635,650     253,496
---------------------------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                          --           --         11,271
---------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation on investments
   and foreign currencies                                                           6,445,954   1,635,650     264,767
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies             21,189,817   2,297,573     348,297
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $24,595,618  $2,483,232   $ 579,483
=====================================================================================================================

*Date of initial public offering.

See accompanying notes.

Statements of changes in net assets
Years ended December 31, 1995, and December 31, 1996


                                                                                       Equity/       Emerging      Global
                                                                                        Income        Growth        Bond
                                                                                        Series        Series       Series*
                                                                                     ---------------------------------------
Net assets at January 1, 1995                                                        $ 72,724,783   $ 7,086,759   $       --
----------------------------------------------------------------------------------------------------------------------------
Changes from operations:
 Net investment income                                                                  2,891,895       128,617           --
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                       8,991,108     1,200,003           --
----------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                  15,300,401     2,501,445           --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   27,183,404     3,830,065
----------------------------------------------------------------------------------------------------------------------------

Dividends to shareholders from:
 Net investment income                                                                 (2,866,310)      (57,059)          --
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                      (1,335,871)           --           --
----------------------------------------------------------------------------------------------------------------------------
  Total dividends to shareholders                                                      (4,202,181)      (57,059)          --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                   13,297,450     9,649,899           --
----------------------------------------------------------------------------------------------------------------------------

  Total increase in net assets                                                         36,278,673    13,422,905           --
----------------------------------------------------------------------------------------------------------------------------

Net assets at December 31, 1995                                                      $109,003,456   $20,509,664           --

----------------------------------------------------------------------------------------------------------------------------

Changes from operations:
 Net investment income                                                                  3,405,801       185,659      231,186
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain on investments and foreign currencies                               14,743,863       661,923       83,530
----------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments
  and foreign currencies                                                                6,445,954     1,635,650      264,767
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   24,595,618     2,483,232      579,483
----------------------------------------------------------------------------------------------------------------------------

Dividends to shareholders from:
 Net investment income                                                                 (3,496,319)     (131,779)    (119,481)
----------------------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                      (8,895,014)   (1,171,368)          --
----------------------------------------------------------------------------------------------------------------------------
  Total dividends to shareholders                                                     (12,391,333)   (1,303,147)    (119,481)
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                   45,438,836    34,733,744    9,010,816
----------------------------------------------------------------------------------------------------------------------------

  Total increase in net assets                                                         57,643,121    35,913,829    9,470,818
----------------------------------------------------------------------------------------------------------------------------
Net assets at December 31, 1996                                                      $166,646,577   $56,423,493   $9,470,818
============================================================================================================================

*May 2, 1996, was the date of initial public offering for the Global Bond
 Series.

See accompanying notes.

Notes to financial statements
December 31, 1996

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation and offers ten series: the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series, the Value Series and the Global Bond Series. The shares of the Series are sold only to separate accounts of life insurance companies. The three series offered under the Multi Fund Variable Annuity contract are the Equity/Income Series, the Emerging Growth Series, and the Global Bond Series (the "Series").

The Series' investment objectives are as follows:

         Series                        Investment objective
         ------                        --------------------

Equity/Income Series     The investment objective is to seek the highest
                         possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income.

Emerging Growth Series   The investment objective is to seek long-term capital
                         appreciation by investing primarily in small-capital common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

Global Bond Series       The investment objective is to seek current income
                         consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. The
                         Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States.

1. Significant accounting policies

Investment valuation: Investments are stated at market value. Portfolio securities which are traded on stock exchanges are valued at the last reported sale price on the exchange or market where primarily traded or listed. Securities not traded or securities not listed are valued at the mean between the last quoted bid and asked prices. Long-term debt securities are valued at their bid quotations. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Interpolated values are derived when the settlement date of the contract is on an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments are stated at amortized cost, which approximates market value.

Investment transactions and investment income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term debt investments. Realized gains or losses from investment transactions are reported on an identified cost basis.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of each Series' average net assets.

Expenses common to all funds within the Delaware Group are allocated amongst the funds on the basis of average net assets.

Foreign currency transactions: The books and records of each Series are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities. Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Taxes: Each Series has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, each Series is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest have been provided for in accordance with the applicable country's tax rates.

2. Other assets over (under) liabilities

The statement of net assets accounts "Other assets over (under) liabilities" at December 31, 1996, consisted of the following assets (liabilities):

                                          Equity/Income   Emerging Growth   Global Bond
                                              Series           Series          Series
                                          --------------  ---------------   -----------
Cash                                        $    15,710         $  40,993      $446,952
---------------------------------------------------------------------------------------
Receivable for dividends earned                 396,884             2,644         --
---------------------------------------------------------------------------------------
Receivable for interest earned                    1,634             2,757       228,248
---------------------------------------------------------------------------------------
Receivable for securities sold                  120,033           272,767         --
---------------------------------------------------------------------------------------
Receivable for capital shares sold               73,533           101,738        40,558
---------------------------------------------------------------------------------------
Payable for securities purchased             (5,355,926)         (151,841)        --
---------------------------------------------------------------------------------------
Payable for capital shares repurchased          (64,565)          (20,207)         (568)
---------------------------------------------------------------------------------------
Accrued expenses                                (90,447)          (59,013)      (25,692)
---------------------------------------------------------------------------------------
Other, net                                        1,950                16        11,552
---------------------------------------------------------------------------------------
                                            $(4,901,194)        $ 189,854      $701,050
                                            ===========================================

3. Management fees and other transactions with affiliates

In accordance with the terms of the Investment Management Agreement, the Equity/Income Series and the Emerging Growth Series pay Delaware Management Company, Inc. ("DMC"), the investment manager of these Series, and the Global Bond Series pays Delaware International Advisers Ltd. ("DIAL"), the investment manager of this Series, a fee which is calculated on the average daily net assets of each Series, at an annual rate less fees paid to the unaffiliated directors for the Equity/Income Series. The management fees for the Emerging Growth Series and the Global Bond Series are calculated daily on the net assets of each Series at an annual rate without consideration of amounts paid to unaffiliated directors. The management fee rates are as follows:


                                                    Equity/Income   Emerging Growth   Global Bond
                                                       Series           Series          Series
                                                    -------------   ---------------   -----------
  Management fees as a percentage of average
    daily net assets (per annum)                         0.60%             0.75%         0.75%

DMC and DIAL have elected voluntarily to waive their fees and reimburse each Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for each Series through December 31, 1996. Total expenses absorbed by DMC and DIAL for the year ended December 31, 1996, are as follows:

                                          Equity/Income  Emerging Growth  Global Bond
                                             Series          Series         Series
                                          -------------  ---------------  -----------
Total expenses absorbed by DMC or DIAL         --            $42,019        $13,906

The Equity/Income Series, the Emerging Growth Series and the Global Bond Series have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing and transfer agent for each Series. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended December 31, 1996, the amounts expensed for each Series are as follows:

                                                     Equity/Income  Emerging Growth  Global Bond
                                                        Series          Series         Series
                                                     -------------  ---------------  -----------
  Dividend disbursing and transfer agent fees and
    other expenses                                      $12,166          $ 2,362       $   291
  Accounting fees                                        11,875            4,507           666

  On December 31, 1996, the Series had payables to affiliates as follows:

                                                           Equity/Income  Emerging Growth  Global Bond
                                                              Series          Series         Series
                                                           -------------  ---------------  -----------
  Investment management fee payable to DMC or DIAL            $55,988          $29,301       $12,597
  Dividend disbursing, transfer agent fees, accounting
    fees and other expenses payable to DSC                      3,903            1,252         1,490
  Other expenses payable to DMC and its affiliates              3,385            4,506         6,451

Certain officers of DMC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

4. Analysis of net assets

The analysis of net assets at December 31, 1996, consisted of the following:

                                                                  Equity/      Emerging      Global
                                                                   Income       Growth        Bond
                                                                   Series       Series       Series
                                                                ------------  -----------  ----------

Common stock par value $.01 per share*                          $    104,268  $    38,742  $    8,644
-----------------------------------------------------------------------------------------------------
Paid-in-capital in excess of par value of shares issued          129,692,088   51,398,741   9,002,172
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income**                    761,574      180,621     111,532
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments**      14,611,163      655,476      83,703
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments
 and foreign currencies                                           21,477,484    4,149,913     264,767
-----------------------------------------------------------------------------------------------------
                                                                $166,646,577  $56,423,493  $9,470,818
                                                                =====================================

 *Each Series has 50,000,000 authorized shares.

**Accumulated undistributed net investment income includes net realized gains on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

5. Investments

The aggregate cost of investments purchased, the aggregate proceeds from investments sold, the cost of investment securities, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation, and the net unrealized appreciation of investments and other financial instruments for federal income tax purposes at December 31, 1996, are as follows:

                             Aggregate     Aggregate                     Gross         Gross          Net
                              cost of       proceeds      Cost of      unrealized    unrealized    unrealized
                             purchases*   from sales*   investments   appreciation  depreciation  appreciation
                            ------------  ------------  ------------  ------------  ------------  ------------
  Equity/Income Series      $136,351,198  $101,144,143  $150,221,873   $22,237,996    $  912,098   $21,325,898
  Emerging Growth Series      54,837,925    31,059,415    52,181,713     6,092,676     2,040,750     4,051,926
  Global Bond Series           9,817,422     1,909,938     8,516,272       266,316        12,820       253,496

*Does not include U.S. government securities and temporary cash investments.

6. Supplemental financial instrument information

Forward foreign currency contracts: The Global Bond Series may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Funds to take or deliver a financial instrument of foreign currency at a future date at a specified price. The unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Series is subject to the credit risks that the counterparties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Series is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar; however, such changes in the value generally are offset by changes in the value of the items being hedged by such contracts. Forward foreign currency contracts that were open at December 31, 1996, were as follows:


                                    Contract     In exchange  Settlement  Unrealized
Fund                               to deliver        for         date        gain
------------------------------------------------------------------------------------
Global Bond Series    1,328,567  Deutsche Marks    $877,000     2/28/97     $11,552

Repurchase agreements: Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

7. Concentration of credit risk

Each Series may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in each Series' Statement of net assets.

The Global Bond Series invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties.

Distribution of investments for the Global Bond Series by industry, as a percentage of net assets, consisted of the following at December 31, 1996:

          Foreign Government................................  46%
          U.S. Government...................................  15
          Banking...........................................  12
          Financial Services................................   8
          Pharmaceuticals...................................   4
          Utilities.........................................   2
          Cash and other....................................  13
                                                             ---
                                                             100%
                                                             ===

8. Summary of changes from capital share transactions

                                                              Shares issued
                                                                  upon                   Capital                 Net increase
                                          Capital            reinvestment of              shares             resulting from capital
                                        shares sold             dividends                redeemed              share transactions
                                   -------------------------------------------------------------------------------------------------
                                      Shares    Amount     Shares     Amount       Shares        Amount       Shares       Amount
                                      ------    ------     ------     ------       ------        ------       ------       ------
Year ended December 31, 1995:

Equity/Income Series               1,543,303  $20,442,574  345,969  $ 4,202,181    (877,396)  $(11,347,305)  1,011,876   $13,297,450
Emerging Growth Series             1,127,143   13,704,620    5,605       57,059    (367,575)    (4,111,780)    765,173     9,649,899
Global Bond Series                    --           --         --         --          --             --           --           --

Year ended December 31, 1996*:

Equity/Income Series               3,486,920  $52,083,570  899,233  $12,391,333  (1,307,916)  $(19,036,067)  3,078,237   $45,438,836
Emerging Growth Series             3,395,485   49,046,522  101,808    1,303,147  (1,086,091)   (15,615,925)  2,411,202    34,733,744
Global Bond Series                   876,461    9,137,415   11,182      119,481     (23,197)      (246,080)    864,446     9,010,816


*May 2, 1996, was the date of initial public offering for the Global Bond
 Series.

9. Distributions to shareholders

The Equity/Income Series declares dividends from net investment income quarterly and net realized gain, if any, annually. The Emerging Growth Series declares dividends from net investment income and net realized capital gains, if any, annually. The Global Bond Series declares dividends from net investment income monthly and net realized gains, if any, annually.

Dividends from net investment income and distributions from net realized gain from security transactions payable on January 30, 1997, to shareholders of record January 28, 1997, were as follows:


                                                         Equity/Income  Emerging Growth  Global Bond
                                                            Series          Series         Series
                                                         -------------  ---------------  -----------
  Dividends per share from net investment income
  Distributions per share from net realized gain from        $0.070          $0.050        $0.130
    security transactions                                     1.350           0.180         0.085

The ex-dividend date was January 29, 1997.

Financial highlights
(Selected data for each capital share outstanding throughout the year)


                         Income from investment operations                 Less dividends from:
                     -----------------------------------------     -------------------------------------

            Net                          Net                                                                    Net
           asset                     realized and     Total                                                    asset
Year       value          Net         unrealized       from           Net        Net realized                  value
ended    beginning    investment    gain (loss) on  investment     investment      gain on       Total          end
12/31    of period   income (loss)   investments    operations       income      investments   dividends     of period
======================================================================================================================
                                                 Equity/Income Series
1988*    $10.000        $0.093         $ 0.067         $ 0.160      $   -          $     -       $     -       $10.160
1989      10.160         0.281           1.034           1.315       (0.075)             -        (0.075)       11.400
1990      11.400         0.449          (1.919)         (1.470)      (0.560)        (0.130)       (0.690)        9.240
1991       9.240         0.450           1.550           2.000       (0.490)             -        (0.490)       10.750
1992      10.750         0.416           0.504           0.920       (0.450)             -        (0.450)       11.220
1993      11.220         0.434           1.266           1.700       (0.410)             -        (0.410)       12.510
1994      12.510         0.412          (0.422)         (0.010)      (0.420)        (0.600)       (1.020)       11.480
1995      11.480         0.416           3.574           3.990       (0.430)        (0.210)       (0.640)       14.830
1996      14.830         0.377           2.398           2.775       (0.420)        (1.205)       (1.625)       15.980

                                                Emerging Growth Series
1993*    $10.000        $    -         $ 0.200         $ 0.200      $     -        $     -       $     -       $10.200
1994      10.200         0.079          (0.119)         (0.040)           -              -             -        10.160
1995      10.160         0.098           3.852           3.950       (0.090)             -        (0.090)       14.020
1996      14.020         0.050           1.380           1.430       (0.090)        (0.800)       (0.890)       14.560

                                                Global Bond Series
1996*    $10.000        $0.339         $ 0.831         $ 1.170      $(0.210)             -       $(0.210)      $ 10.96

                                    Ratio of                      Ratio of
                                  expenses to   Ratio of net   net investment
                      Ratio of    average met    investment   income to average               Net assets
Year                  expenses    assets prior     income     net assets prior   Portfolio      at end          Average
ended      Total     to average    to expense    to average      to expense      turnover      of period       commission
12/31     return**   net assets    limitation    net assets      limitation        rate     (000's omitted)    rate paid
=========================================================================================================================
                                             Equity/Income Series
1988*       3.77%      2.00%        2.00%           6.40%             6.40%          -          $  1,873           N/A
1989       13.04%      1.31%        1.31%           5.06%             5.06%         26%           12,959           N/A
1990      (13.31%)     0.96%        0.96%           5.80%             5.80%         34%           29,598           N/A
1991       22.32%      0.85%        0.85%           4.46%             4.46%         79%           38,840           N/A
1992        8.82%      0.79%        0.81%           3.86%             3.84%         72%           38,278           N/A
1993       15.45%      0.75%        0.76%           3.95%             3.94%         67%           65,519           N/A
1994       (0.20%)     0.71%        0.71%           3.63%             3.63%         91%           72,725           N/A
1995       36.12%      0.69%        0.69%           3.24%             3.24%         85%          109,003           N/A
1996       20.72%      0.67%        0.67%           2.66%             2.66%         81%          166,647           0.06

                                          Emerging Growth Series
1993*       2.00%       ***          ***             ***               ***          ***         $    204           N/A
1994       (0.39%)     0.80%        1.47%           1.63%             0.96%         59%            7,087           N/A
1995       39.21%      0.80%        0.96%           1.03%             0.87%         76%           20,510           N/A
1996       11.00%      0.80%        0.92%           0.56%             0.44%        112%           56,423           0.06

                                            Global Bond Series
1996*      11.79%      0.80%        1.19%           6.51%             6.12%         56%         $  9,471           N/A


* The date of initial public offering was July 28, 1988, for the Equity/Income Series, December 27, 1993, for the Emerging Growth Series and May 2, 1996, for the Global Bond Series. Ratios and total return have been annualized for the Equity/Income Series; total return has not been annualized for the Emerging Growth Series; ratios and portfolio turnover have been annualized and total return has not been annualized for the Global Bond Series.

** Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares in which Separate Account C, D, G and K may invest. The total return percentages in the table are NOT calculated on the same basis as the performance percentages notes in the letter at the front of this booklet (those percentages are based upon the change in unit values).

***The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited assets of the Series.

Delaware Group Premium Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets and statements of assets and liabilities of the "Delaware Group Premium Fund, Inc." (the "Fund") (comprising, respectively, the Equity/Income Series, the Emerging Growth Series and the Global Bond Series) as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity/Income Series, the Emerging Growth Series and the Global Bond Series of Delaware Group Premium Fund, Inc. at December 31, 1996, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 31, 1997